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                           Registration No. 333-85367
                               File No. 811-09551

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM N-1A/A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 /x/


                         Pre-Effective Amendment No. /3/


                        Post-Effective Amendment No. / /

               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                 ACT OF 1940 /x/


                                Amendment No. /3/


                       THE ALLIED OWNERS ACTION FUND INC.
               (Exact Name of Registrant as Specified in Charter)


               372 Central Park West, Suite 9M, New York, NY 10025
              (Address of Principal Executive Officers) (Zip Code)



                                 (212) 865-7023
              (Registrant's Telephone Number, including Area Code)


                             Friedman Siegelbaum LLP
                399 Park Avenue - 20th Floor, New York, NY 10022
                                  212-339-5923
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):


[ ] Immediately upon filing pursuant to paragraph (b)

[ ] On______ pursuant to paragraph (b)

[ ] 60 days after filing pursuant to paragraph (a)(1)

[ ] As soon as practicable after the effective date

[ ] 75 days after filing pursuant to paragraph(a)(2)

[ ] On______ pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:


[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until Registrant files a further amendment that states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement becomes effective on such date as the Commission, acting pursuant to Section 8(a), may determine.
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THE ALLIED OWNERS ACTION FUND INC.
December 9, 1999





                            Strategy The Fund's main investment strategy is to purchase relatively large stakes in small and medium capitalization public companies and hold them long-term. The Fund will select companies it believes will benefit from shareholder scrutiny and debate. It seeks to maximize total return with only secondary regard for risk.





                            Suitability     The Fund is intended for experienced
                                            investors with long investment
                                            horizons and high risk tolerance.





These securities have not been approved or disapproved by the Securities and Exchange Commission ("SEC"), nor has the SEC passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.





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                                Table of Contents


THE ALLIED OWNERS ACTION FUND INC ........................................     1

SUMMARY OF INVESTMENTS AND RISKS .........................................     6

 Fund Objective ..........................................................     6

 Principal Investment Strategies .........................................     6

PRINCIPAL RISKS ..........................................................     6

  Loss of Investment .....................................................     6

  Investment Not Insured .................................................     6

  Non-Diversification ....................................................     6

  Risks of Common Stock Investments ......................................     6

  Inflation ..............................................................     7

  Taxes ..................................................................     7

  Historical Performance of Funds ........................................     7

  Viability Risk .........................................................     7

  Small Company Risk .....................................................     7

  Start-up ...............................................................     7

  Risks of Message Board .................................................     7

PERFORMANCE ..............................................................     7

FEES AND EXPENSES ........................................................     8

  Annual Fund Operating Expenses as a % of Net Assets ....................     8

FUND OBJECTIVE AND STRATEGY ..............................................     8

  Objective ..............................................................     8

  Strategy - Steps to Reach Objective ....................................     8

  Non-Principal Investment Strategies ....................................    10

  Pledge to Fund Shareholders ............................................    10

RISKS ....................................................................    11

  Suitability ............................................................    11

  Inflation ..............................................................    11

  Taxes ..................................................................    11

  Historical Performance of Funds ........................................    11

  Small Company Risk .....................................................    11

  Fund Portfolio Strategy ................................................    11

  Selection Manager ......................................................    11

  Start-up ...............................................................    11

  Interest Rates .........................................................    12

  Y2K ....................................................................    12


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  Unknown Future Factors ..............................................       12

  Risks of Message Board ..............................................       12

SELF DISTRIBUTION PLAN ................................................       13

MANAGEMENT ............................................................       13

  Sponsors ............................................................       13

  Investment Adviser ..................................................       14

  Selection and Portfolio Managers  ...................................       14

     Selection Manager ................................................       14

     Portfolio Manager ................................................       14

  Board of Directors ..................................................       15

  Duties of the Board .................................................       16

  Compensation of the Board ...........................................       16

  Fund Officers .......................................................       16

  Code of Ethics ......................................................       16

  Portfolio Transactions and Brokerage Commissions ....................       17

  Administrator .......................................................       17

VALUATION OF SHARES ...................................................       17

HOW TO PURCHASE SHARES ................................................       18

  General Purchase Information ........................................       18

  Purchase by Telephone ...............................................       18

  Wiring Funds ........................................................       18

  Purchase by Mail ....................................................       18

  Additional Investments ..............................................       19

  Other Purchase Information ..........................................       19

HOW TO REDEEM SHARES ..................................................       19

  General Redemption Information ......................................       19

  Redemption by Mail ..................................................       19

  Signature Guarantees ................................................       19

  Redemption by Telephone .............................................       20

  Payment of Redemption Proceeds ......................................       20

  Involuntary Redemption ..............................................       20

SHAREHOLDER SERVICES ..................................................       20

  Automatic Investment Program ........................................       20

  Telephone Transaction Privileges ....................................       20

  Tax-Qualified Retirement Plans ......................................       21

  Confirmation of Transactions and Reporting of Other
  Information .........................................................       21

DIVIDENDS AND DISTRIBUTIONS ...........................................       21

TAXES .................................................................       21


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  Status ..............................................................       21

  Tax-Deferred Accounts ...............................................       22

  Taxable Accounts: Income and Capital Gains ..........................       22

  Long-Term Versus Short-Term .........................................       22

  Disclaimer ..........................................................       22

GENERAL INFORMATION ...................................................       22

CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT ..........................       23

COUNSEL AND INDEPENDENT AUDITORS ......................................       23





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SUMMARY OF INVESTMENTS AND RISKS


This section summarizes the goals, policies and risks of the Fund. Details can be found in the sections "Fund Objective and Strategy" and "Risks."



Fund Objective



The Fund's objective is to maximize capital appreciation, with only secondary regard for risk. Its investment strategy is to accumulate relatively large stakes in small and medium capitalization, publicly traded U.S. corporations that the Fund's selection manager believes will benefit from improved analyst coverage as well as shareholder scrutiny and debate. The Fund's managers intend to promote shareholder debate through an affiliated website called "eRaider." The Fund intends to acquire generally up to, but less than, 5% of the outstanding voting stock of each portfolio company.


Principal Investment Strategies


The Fund intends to invest in small and medium capitalization companies. The Fund seeks stocks it believes will benefit from shareholder scrutiny and debate. Although the Fund does not have size limits on the companies whose stocks it will buy, companies with market capitalizations above $500 million are more likely than smaller companies to already have adequate shareholder scrutiny and therefore are of less interest for the Fund. Also, stable, well-managed companies are more likely than others to attract institutional investment, which often leads to institutional shareholder scrutiny and therefore are of less interest to the Fund. In other cases, institutions can side with management, frustrating effective scrutiny from individual shareholders. These factors encourage the Fund to look for targets among smaller, less-stable companies. The Fund may borrow, but only if considered prudent to finance redemptions.






While the Fund intends to become and remain as diversified as is consistent with its strategy, it will not be diversified in industry parlance or under the Investment Company Act of 1940 (the "1940 Act"). For the Fund to be considered diversified, the 1940 Act requires that the Fund limit individual issuer positions to 5% or less of its total assets and 10% of such issuer's outstanding voting securities.






Additionally, while the Fund may hold fewer than 20 issuer positions, it intends to allocate not more than 25% to any one industry.



PRINCIPAL RISKS



Loss of Investment



A significant risk of investing in the Fund is that you may lose your investment.



Investment Not Insured


An investment in the Fund is not a deposit in the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


Non-Diversification

Investment in the Fund carries substantial risks, resulting in part from the Fund's investment policy. The Fund will sacrifice diversification for companies the selection manager believes have the highest return potential.
Non-diversified portfolios have much greater volatility than diversified ones.



Risks of Common Stock Investments

The Fund intends to invest predominantly in non-dividend paying stocks offering growth potential. In all likelihood stocks that evince substantial capacity for appreciation as a result of shareholder scrutiny and debate will not be paying high-stable dividends. As a general rule, growth stocks are less safe than income stocks. Therefore funds, such as the Fund, that invest in companies with non-dividend paying stocks are generally more volatile than funds that invest in non-dividend-paying stocks.



The Fund shares all the risks of investing in common stock including sudden, unpredictable market movements, sensitivity to



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economic factors, legislation and world affairs. The Fund's value will change daily based on the changes of the market prices of the Fund's investments.



Inflation



Inflation can destroy the value of stock market returns of the Fund.



Taxes



While taxes vary among individual investors, they can take a significant part of the return. Moreover, taxes and inflation combine mathematically to more than the sum of their parts. The Fund hopes to select companies whose value will rise faster than inflation, and hold them in a way that minimizes taxes, but it may not succeed.



Historical Performance of Funds



Historically, funds have consistently underperformed main indices such as the S&P 500. The Fund hopes to beat broad stock indices but most funds that try, fail.



Viability Risk



While the Fund's investment adviser has committed to pay all out-of-pocket expenses including brokerage commissions of the Fund, there can be no assurance that the Investment Adviser will be successful in keeping such expenses below its 1% flat advisory fee. If Fund expenses exceed such 1% fee, there can be no assurance that the Investment Adviser will be able to continue subsidizing the Fund's expenses. Accordingly, if Fund expenses (including brokerage fees) exceed and remain above 1% of net asset value, this may have an adverse impact on the Fund and its shareholders.



Small Company Risk

The companies in which the Fund intends to invest, small and medium capitalization companies, may have more risks than those of larger companies. They may be more susceptible to market downturns and their prices may be more volatile.



Start-up



Since the Fund is a new fund, it is exposed to start-up risk. Additionally, since the Fund is not part of an established fund family and is pursuing an untested investment strategy, it has additional start-up risks.



Risks of Message Board



Fund acquisitions, and news, data and analysis of the Fund relating to such acquisitions will be posted at the eRaider website. Fund shareholders and purchased company shareholders will be invited to post their thoughts on a public Internet message board eRaider has hired. While the Fund intends to improve communication of ideas and strategies between company management and shareholders as a result of the message board, resulting in increased value of the purchased company's stock, this cannot be assured even if the message board is well-organized and well-run.



The eRaider message board may anger company management and thereby disrupt rather than foster shareholder communication with management. Some Internet message boards have attracted misinformation. Others have revealed confidential, insider or stolen information. Additionally, persons accessing the eRaider website could misuse eRaider to the detriment of the Fund and the Fund could thereby be subject to suit or potential liability for stock manipulation or other alleged misconduct.



The Fund has furnished eRaider with a "No Market Manipulation" warning for message board users. Misuse is often difficult to spot. The Fund will take all reasonable measures through its affiliate eRaider to detect and remove promptly all messages that appear to violate laws regarding manipulation or that raise reasonable suspicion that the user is attempting to run up or down the price of a particular stock. The Fund will also arrange with eRaider to warn users that public Internet financial sites can easily be used for misinformation and manipulation, and that viewers should consider all postings with a degree of skepticism.



PERFORMANCE


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The Fund has not commenced operations as of the date of this Prospectus and, therefore, has no performance information to report.


FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. While the Fund has no sales charge (load), redemption fees or exchange fees, other institutions may charge you a fee for shares you buy through them. Shareholder fees are paid directly from your investment. Annual fund operating expenses are paid from Fund assets.




Annual Fund Operating Expenses as a % of Net Assets



Management Fee(1):                  1%
Sub-Advisory Fee:                None
Shareholder Servicing Fee:       None
Other Expenses:                  None

Total Operating Expenses:        None



(1) Privateer Asset Management Inc. ("Privateer"), the investment adviser for the Fund, will be paid this fee. Privateer has contracted with the Fund to be the Fund's investment adviser for a period of two years. This contract is subject to annual approval by the Fund board for one-year periods after such two-year term. Pursuant to such contract, during the contract term Privateer has volunteered and agreed to pay all Fund expenses. The Fund may cancel this contract at any time on 60 days' written notice to Privateer, and after the first anniversary of the date the Fund is declared effective, Privateer may terminate the contract on 60 days' written notice to the Fund.



Example


This example is intended to help investors compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that an investor invests $10,000 in the Fund for the time periods indicated and then redeems all his or her shares at the end of those periods. The example also assumes that the investment has a 5% return each year and the Fund's operating expenses remain the same as shown in the table above. Although an investor's actual costs and return on investment may be higher or lower, based on these assumptions the costs would be:


Year

1        $102
3        $323




FUND OBJECTIVE AND STRATEGY

Objective


The Fund seeks to maximize capital appreciation with only secondary regard for risk. Its principal investment strategy is to buy and hold publicly-traded common stock of carefully-selected U.S. corporations, ones that evince substantial capacity for appreciation as a result of shareholder scrutiny and debate.



Strategy - Steps to Reach Objective



The investment and management process strategy adopted by the Fund to carry out its objective has four steps.



    First, the selection manager will select companies that he believes will benefit from increased public analysis and shareholder scrutiny and debate. The selection manager has wide discretion because the criteria require subjective judgment about business and company management. However, the following list gives some of the characteristics that the selection manager may consider:


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-   Under-utilized capital. This would include unused fixed assets or excessive inventory.

- Unresponsive management. This is often reflected in low stock ownership by institutions, uninformative public announcements or dismissive responses to shareholders inquiries.


- Management that can use help. Organized shareholders can provide expertise, contacts, capital raising and marketing help, especially for smaller companies. The Fund believes that this can make a significant difference in a company's performance without interfering with day-to-day operations.


- Passive board of directors. For example, few or no independent directors with the knowledge and experience to double-check management, and low stock ownership by directors.


- Companies Overlooked by Income and Growth Funds. If income funds buy stocks with expected above average-dividend yields and growth funds buy stocks with above-average capital gains, potential portfolio companies that are below-average in both categories may be overlooked. In fact, these companies tend to have low institutional ownership. The Fund intends to select mostly from this group of companies, looking for small and medium capitalization companies with problems that may be resolved with increased public analysis and shareholder input.



Second, the portfolio manager will acquire stock in the selected companies. This is generally expected to be a slow process (several months) in order to acquire a large stake (typically up to 5%) without pushing up the price. If the portfolio manager determines that, for whatever reason, including price sensitivity or inadequate float, it appears impracticable to acquire the desired position, she will abstain from entering the market or continuing to add to the position. Instead, the portfolio manager will seek revised instructions from the selection manager if no portion of the intended position has been acquired or hold or dispose of the existing position as the portfolio manager determines. The portfolio manager is responsible for monitoring news about the stock and deciding at which prices to buy.



Although the plan is to acquire a large stake in target stock, it is possible that news, price movements or other market conditions will cause the portfolio manager to stop acquiring the stock or sell the existing position.



Third, when the portfolio manager has acquired the desired stake, the stock will be announced at the eRaider Internet website, www.eRaider.com. eRaider will encourage Fund shareholders and all other holders of the stock to participate in a message board to discuss the company. eRaider intends to supply extensive information and analysis about the stock, and encourages a thoughtful interchange of informed opinion through the use of expert moderators. Neither the portfolio manager, the selection manager nor the Fund will take part in discussions relating to specific target companies. The portfolio manager will monitor news about the stock, vote the shares in the best interests of Fund shareholders, even if that opposes the consensus if any on the eRaider message board, and buy or sell the stock only in exceptional situations. eRaider has hired Martin Stoller, Ph.D. to oversee communications at the site. Information about Dr. Stoller can be found in the section "Management."



Fourth, the Fund intends that active, insightful participation on the eRaider site will unlock the value of the companies in which the Fund invests. At that point a more aggressive fund might sell the investment. The Fund, however, intends to hold the position on the theory that continuing oversight will produce continuing good performance. The Fund expects to invest substantial time and energy in understanding its portfolio companies and does not consider it efficient to devote that expenditure for a possible gain from short term trading. Finally, the Fund wishes to maintain a low turnover ratio to minimize taxes. If however the portfolio manager determines that the Fund has achieved its objective, and that contrary to its hopes continuing shareholder oversight is not likely to lead to significant, positive further performance, or that liquidation of the accumulated position is indicated for other reasons such as poor company performance or to acquire superior investment opportunities, the selling process will be pursued in the best manner to protect Fund performance.



The Fund intends for eRaider to stimulate an informed and thoughtful discussion of the purchased company. The Fund expects to attract a significant fraction of that company's shareholders to the message board. The Fund intends thereby to improve communication of ideas and strategies between company management and shareholders resulting in increased value of the purchased company's stock.


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Non-Principal Investment Strategies



The Fund may pursue other strategies in the following or like circumstances, but intends to do so only occasionally as follows:


   First, shareholder redemptions or IRS-mandated distributions may force the Fund to sell investments. A protracted period of small inflows might lead the portfolio manager to sell older investments in order to free up cash for new ones.

   Second, the Fund intends to be unleveraged, but unexpected redemptions might cause the Fund to borrow money. The portfolio manager will weigh the risk of leveraged investments against the loss from selling stocks too quickly. Borrowed funds will be repaid as quickly as the portfolio manager deems prudent.

   Third, the Fund intends to be fully invested, but it may hold relatively minor cash or cash equivalent balances in anticipation of redemptions, but not for defensive reasons. The minor cash positions for this purpose would likely be comprised of money market instruments, time deposits, Treasury bills or commercial paper, or combinations thereof. The Fund will attempt to minimize cash balances.


   Fourth, the Fund's investment acquisition strategy is to research a company and then allow months to build up a significant equity stake without moving the market. If shareholder purchases come in faster than the Fund can accommodate in its main strategy, it will make temporary investments. These will consist of short-term, high quality investments identical to those used for minor cash positions. If these balances become too large in the judgment of the portfolio manager, the Fund will consider declining new shareholder investments temporarily.



   Fifth, the types of companies the Fund invests in may be or become attractive as takeover targets and merger partners. Moreover, the Fund's investment itself may contribute to putting the company "in play," which could trigger legal and corporate finance maneuvers by other investors or company management. In some cases, the portfolio manager may decide that it is in the Fund shareholders' interests to accept a tender offer, and in other cases to increase the Fund's investment. Although the Fund intends to be a passive investor, the portfolio manager will act in the best interests of Fund shareholders even if that means increasing or decreasing the position.





Pledge to Fund Shareholders

The Fund will not:


    - Alter its fundamental investment policies without prior shareholder approval.

    -   Lend the Fund's securities to short-sellers or anyone else.

    - Use derivatives to gain portfolio leverage (although it may invest in major stock index futures matched against high-quality, short-term investments equal to the full nominal value of the futures contract, that is, the Fund may use a futures contract as a quick way to buy stock equivalents with excess cash, not as a way to leverage its investment in stocks).

    - Solicit or accept any hard-dollar or soft-dollar kickback from any firm or individual to execute trades or provide professional services.

    - Offer or pay any hard-dollar or soft-dollar kickback to any firm or individual to distribute the Fund.

    -   Sell our shareholder list to third party marketers.

    - "Window-dress" the Fund's portfolio, manipulate performance or categorization to gain better fund ratings, use "ask" or "average of bid and ask" prices to inflate net asset value and Fund performance, or attempt to communicate with Fund shareholders in any other misleading way.


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RISKS


Suitability

The Fund is intended for experienced investors with long investment horizons and high risk tolerance. It is not prudent for an investor to put more than 5% of his or her liquid security investments in the Fund. The Fund will invest in risky securities, it is a new fund, its strategy may prevent diversification and it is attempting a new mutual fund management strategy. Inexperienced and risk-averse investors should find a more suitable fund.



Inflation


Inflation can destroy the value of stock market returns. Over the 18-1/4 years from July 1964 to September 1982 a stock market investor would have tripled her money, but even though the stock market increase helped protect against inflation she would have been able to purchase less with the $3 she had in 1982 than the $1 she had in 1964.



Taxes



While taxes vary among individual investors, they can take a significant part of the return. For example, suppose a long-term investor earns 10% per year over a 40-year period during which inflation is 4% per year. A tax-free investor would have $45 for each $1 invested but inflation would take some 80% of that gain so he would have adjusted purchasing power of only $9. An investor paying 39.6% federal income tax every year on total returns would end up with only $10 for each $1 invested instead of $45. Inflation would reduce the value of that down to $2. Doubling your purchasing power in 40 years is not the kind of return most persons have come to expect from the stock market.



The trouble is that under current laws, taxes and inflation combine mathematically to more than the sum of their parts. The Fund hopes to select companies whose value will rise faster than inflation, and hold them in a way that minimizes taxes, but it may not succeed.



Historical Performance of Funds



Historically, funds have consistently underperformed main indices such as the S&P 500. According to Morningstar the average U.S. equity fund underperformed the S&P 500 by 4.8% per year during the ten years ended May 31, 1999. The Fund hopes to beat broad stock indices but most funds that try, fail.




Small Company Risk



Another risk relates to the type of company the Fund selects. The Fund intends to invest in small and medium capitalization companies. Although the Fund does not have size limits on the companies it will buy, it will invest primarily in companies with market capitalizations below $500 million. Such companies may be more susceptible to market downturns and more volatile than larger companies due to inexperienced management, lack of a successful track record or limited financial backing.



Fund Portfolio Strategy



The Fund will sacrifice diversification for companies the selection manager believes have the highest return potential. Non-diversified portfolios have much greater volatility than diversified ones. In addition, the Fund will invite shareholders to use the eRaider.com message board to discuss company positions held by the Fund. The effect of this experiment is unknown.



Selection Manager



All mutual funds are exposed to manager risk. The selection manager may not choose profitable companies for investment and the portfolio manager may not execute the Fund's strategy effectively. The Fund is similar to an index fund in that it intends a buy-and-hold strategy with the security selection decision separated from the daily buying and selling. The Fund believes this reduces manager risk.



Start-up


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All new funds are exposed to start-up risk. A new organization has more chance of making mistakes than an established one. Plus inflows and outflows as a percentage of total fund assets are more volatile in new funds. The Fund has more start-up risk than many new funds since it is not part of an established fund family and is pursuing an untested investment strategy.



Interest Rates



The Fund will be exposed to interest rate changes and other nominal macroeconomic factors (that is, changes in numbers like inflation or interest rates as opposed to events like layoffs or inventions). Moreover, the type of securities the Fund expects to buy have historically been more influenced by company-specific risks, overall stock market fluctuations and changes in real economic activity. All factors are interrelated so that, for example, a rise in interest rates (a nominal macroeconomic factor) could reduce the credit sales of one of the Fund's companies (a real microeconomic result). It is also important to recognize that while certain risks may be smaller in stock market impact than real risk, they can still be a significant risk in an absolute sense.



Y2K



Many computer systems are unable to distinguish the year 2000 from the year 1900. This is popularly referred to as the "Y2K" problem. The Fund believes that its internal management systems are not subject to this problem and has received assurances from Privateer and eRaider that they have complied with industry standards designed to prevent breakdown. However, failure of computer systems used for securities trading, such as the New York Stock Exchange ("NYSE") systems, could prevent the Fund from making transactions, cast into doubt transactions that were made and cause overall securities prices to fall. Also the companies owned by the Fund may incur losses from Y2K problems.
This could reduce their market value and hence the market value of the Fund.



Unknown Future Factors



The Fund will also be subject to unknown future factors. There can be no assurance that the Fund's investment strategy will address or address effectively these or other risk factors.




Risks of Message Board


Once the Fund has acquired its stake in a target company, it will arrange with affiliate eRaider to announce the purchased company at eRaider's website, www.eRaider.com. eRaider will post news, data and analysis of the Fund position and invite shareholders, both Fund shareholders and purchased company shareholders, to post their thoughts on a public Internet message board eRaider has hired. The Fund intends for eRaider to stimulate an informed and thoughtful discussion of the purchased company. The Fund expects to attract a significant fraction of that company's shareholders to the message board. Although companies have been arranging Internet message boards to discuss their stocks for several years, the effect of a large shareholder arranging for a board and inviting -- and overseeing -- participation is a new and untested concept. While the Fund intends thereby to improve communication of ideas and strategies between company management and shareholders resulting in increased value of the purchased company's stock, this cannot be assured even if the message board is well-organized and well-run. This is true because, among other reasons, even worthy comments may not be viewed as constructive by company management and may only serve to stiffen resolve not to change policies, thereby validating the criticism. The eRaider message board may anger company management and thereby disrupt rather than foster shareholder communication with management. Another possibility is that too much attention to the opinions of small shareholders could cause company management to disregard their greater expertise and information and choose a popular decision over a sound long-term strategy. There is also a risk that publishing the Fund's purchases and sales on the eRaider website could drive prices up or down to the detriment of the Fund. While the Fund believes these risks exist in any event for all companies and that establishing a responsible forum reduces them, the Fund may be wrong.



Some Internet message boards have attracted misinformation. Others have revealed confidential, insider or stolen information. These types of posts could damage a company's investment standing and business prospects, which could adversely affect the Fund's value. Persons accessing the eRaider website could seek to influence market prices or otherwise misuse eRaider to the detriment of the Fund and the Fund could thereby be subject to suit or potential liability for stock manipulation or other alleged misconduct.



The Fund's board of directors has considered the eRaider relationship to the Fund and the investment adviser, and the Fund's method for picking stocks, and has determined that the use of the eRaider website is nonetheless in the best interests of the Fund and its shareholders. The board will monitor the Fund's connection with the eRaider web site to determine that eRaider continues to be in the best interests of the Fund and its shareholders.


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The Fund has furnished eRaider with a "No Market Manipulation" warning for message board users. Users will be warned that section 17(b) of the Securities Act of 1933 makes it unlawful, among other things, for anyone to publicly tout a security, and describe it, for consideration from an issuer, underwriter or dealer without fully disclosing such consideration, past or prospective. Misuse is often difficult to spot. The Fund will take all reasonable measures through its affiliate eRaider to detect and remove promptly all messages that appear to violate section 17(b) or that raise reasonable suspicion that the user is attempting to run up or down the price of a particular stock. The Fund will also arrange with eRaider to warn users that public Internet financial sites can easily be used for misinformation and manipulation, and that viewers should consider all postings with a degree of skepticism.


SELF DISTRIBUTION PLAN

The Fund has adopted a plan (called a 12b-1 plan) whereby it will distribute its own securities without retaining an outside underwriter. This is expected to generate substantial savings since Privateer will absorb out of its 1% management fee all self-distribution costs. The self-distribution activities contemplated by the plan are expected to include public relations and, as the need arises, print and radio media, although no direct marketing efforts along such lines are intended initially. No special sales force is contemplated. No brokers/dealers will be paid to place Fund shares.

MANAGEMENT

The Fund considers this the most important part of the prospectus. Throughout this document, something called "the Fund" has made statements and promises. But who will implement and carry out these promises?


The issue of honesty and trust should be addressed squarely. Before making an investment in the Fund an investor should accept its approach to investing as described in this prospectus and trust that the persons involved will carry out that strategy in the shareholders' best interests. An investor should have good reason to believe that Fund management and its board members are honest and capable, and that they take their duties to shareholders seriously.


The Fund is a Maryland corporation owned by its shareholders, the persons who invest in the Fund. It is incorporated in Maryland (as are many other mutual funds) because that state does not require annual shareholder meetings. The Fund's shareholder participation program is intended to ensure an adequate opportunity for presentation of shareholder views.


The board of directors of the Fund is the group charged with ultimate responsibility for making sure the Fund acts in the best interests of Fund shareholders. Before discussing the board itself, there are more fundamental questions. Who selected the board? Who is writing this prospectus? The answer is, the Sponsors.

Sponsors

This is the little secret left out of many other fund prospectuses. To start a mutual fund requires substantial funding. Those -- the sponsors -- who put up that money have wide discretion to set the rules of the fund and select its directors, at least initially. Thus, it is important for investors to know who they are and how they fit in, and who may profit from shareholder purchases so a prospective investor can decide before making a decision to invest.


The sponsor can only make money selling services to the Fund above cost, sufficiently so to recoup start-up costs. Usually the sponsor acts as the management company or the distributor or both.


This creates a potential conflict. A sponsor has an incentive to set the management and distribution fees at a level to maximize its profit. Yet the board is charged with running the fund solely for the benefit of fund shareholders, which generally means they should try to keep these fees low. The seller of services (the sponsor) wants as high a price as possible, the buyer (the board) wants to pay a responsible minimum price. The trouble is that the sponsor picks the initial board. With any mutual fund, including this one, investors should ask themselves if they trust the board to deal at arm's length with the sponsor and keep fees as low as possible given quality service. Even more important, will the board actively seek the best service providers for the fund, or will they automatically give all business to the sponsor?

This presents a dilemma even for the sponsor. If ethical, it will wish to appoint a strong, knowledgeable board that will guard shareholder interests fiercely. But the sponsor must negotiate with this same board to set the fees it requires to recoup its investment in forming the Fund. A sponsor stands to profit more if the board is packed with friends and employees.

Rather than sweeping this unpleasant topic under the rug, the Fund wishes to address it squarely. The answer is not perfect. Some potential investors may feel that it does not give them adequate protection. If this view persists, they should find other investments. Anyone who invests in the Fund should be compatible with the logic behind the management design.

Investment Adviser

The Fund has retained Privateer to act as investment adviser and manager. Privateer will furnish all investment, compliance and administrative services to the Fund for a 1% management fee. This contract will remain in effect for two years from the date of its initial approval, and is subject to annual approval of the Fund board for one-year periods thereafter. Pursuant to such contract, during the contract term Privateer has volunteered and agreed to pay all Fund expenses. The Fund may cancel this contract at any time on 60 days' written notice to Privateer, and after the first anniversary of the date the Fund is declared effective, Privateer may terminate the contract on 60 days' written notice to the Fund.


Privateer is permitted to subcontract such services as necessary. It currently has contracts with American Data Systems, Inc. ("ADS"), to provide administrative, stock transfer and accounting services. It has a contract with Union Bank of California, N. A. ("Union Bank") to act as custodian.

Initially, Privateer's only business will be providing services to the Fund. However, Privateer intends to engage in other investment management businesses yet to be developed. The Privateer advisory contract is not assignable and terminates if an assignment is made.



Selection and Portfolio Managers

The respective duties of the selection and portfolio managers are set forth under "Fund Objective and Strategy, Strategy - Steps to Reach Objective."

The Fund's sponsors created the Fund primarily for the purpose of putting the eRaider idea to work. Deborah Pastor and Aaron Brown will each receive salaries of $125,000 per year from Privateer, Ms Pastor as portfolio manager and Mr. Brown as selection manager. Mr. Brown and Dr. Stoller each own 47% of Privateer and 50% of eRaider, businesses whose value depends in part on the success of the Fund. There is no other direct or indirect financial benefit that the sponsors will receive in connection with the Fund.


         Selection Manager

This prospectus was written by Aaron Brown (43) who will be employed by Privateer to serve as the selection manager for the Fund. Mr. Brown is instructor of finance at Yeshiva University in New York and writes a weekly mutual fund advice column for Sage Online, where he also answers questions about mutual fund investing on a message board. He has an M.B.A. in finance from the University of Chicago and a S.B. in applied mathematics from Harvard College. For the last ten years his only full-time employment has been with Yeshiva University, but he has done consulting work for J. P. Morgan & Co., Rabobank Nederland and other large banks, Prudential Insurance Company of America and American Management Systems Incorporated. Prior to Yeshiva University, Mr. Brown taught finance at Fordham School of Business in New York and was a director of Lepercq de Neuflize Inc. For the past 12 years, until recently, when he stepped out of the business to devote full time to the Fund and his teaching responsibilities, Mr. Brown managed private money, and had approximately $24 million under management. He has worked strictly on a performance compensation basis for his private asset management. As the strategies carried out by Mr. Brown in private asset management differ from those intended for the Fund, no meaningful comparison with respect to prospective Fund results can be made. Mr. Brown is in the process of reorganizing his former investment management business to permit him to devote more time to the Fund.


Mr. Brown has been active in the design of every aspect of the Fund. He and his partner, Martin Stoller (43), funded all start-up expenses. Dr. Stoller is a clinical full professor of Communication at the Kellogg School of Management, Northwestern University. He holds a B.S. and an M.A. in communication studies and a Ph.D. in rhetoric from Northwestern University. Dr. Stoller also has been a full-time college professor for the last ten years but does extensive outside work in corporate communications and crisis management. Clients have included a number of major companies including Microsoft, Hyatt Hotels, Apple Computer, Kidder-Peabody, Bristol-Myers-Squibb, The Boston Consulting Group, Continental Bank, Kraft General Foods and Abbott Laboratories. He currently serves as a director of and special advisor to CyBear Inc. and member of the advisory board and special communications manager for Andrx Pharmaceuticals. Aside from funding and general advice, Dr. Stoller has not been directly involved with the Fund, but he is indirectly involved through the eRaider Internet site.

         Portfolio Manager

Mr. Brown is married to Deborah Pastor (42), who will be employed by Privateer to serve as portfolio manager. Ms Pastor has an M.B.A. in finance from the University of Chicago and a B.A. from Yale University. From May 1997, Ms Pastor has worked with Mr. Brown managing approximately $24 million for private clients and developing (but not practicing) the Internet mutual fund idea that has become the Fund. Prior thereto, over the preceding ten years she worked for the Bank of Montreal where she was a director (senior foreign exchange advisor) from August 1993 to May 1997, and for J. P. Morgan & Co. where she was vice president of the foreign exchange department for nearly seven years until August 1993. At both banks she gave advice to corporate treasury departments of large companies and coordinated implementation with bank traders. She has also worked as the foreign exchange manager of United Brands, Incorporated and for European American Bank in commodity finance. In her bank careers she has marketed foreign exchange options, advised corporations on their foreign exchange exposure and, working with bank traders, facilitated the execution of foreign exchange and option trades for bank clients.


The chief distinction between the selection manager (Mr. Brown) and the portfolio manager (Ms Pastor) is that the former is responsible for stock selection and the latter for acquisition and disposition of selected stocks.





Board of Directors

The next step in organizing the Fund was appointing the initial board of directors. Being a director is a lot of work and carries substantial liability risk. So the only persons who will agree to serve are those who like and trust the sponsors. That means, even if under the Investment Company Act of 1940, as amended (the "1940 Act"), they are not classified as interested persons with respect to the Fund, they may nonetheless not truly be independent, and may be disposed to care more about getting the sponsors' money back than defending interests of Fund shareholders.


A related issue is pay. The Fund requires directors with top professional credentials, who generally expect to be paid well. If the pay is too low, only friends of the sponsor will serve. If the pay is too high, directors will quickly become friendly with the sponsor. Also, high pay for directors can add significantly to the expense ratio of a small fund.

Finally there is the issue of management consensus. It makes no sense to design a fund one way, then appoint directors who will immediately change it. Investors have a right to expect that directors agree with the ideas in the prospectus. But a board of like-minded people may find it difficult to act independently of management.

The Fund did not solve all these problems but it balanced each issue and came up with what it considers a pretty good compromise. When the Fund is declared effective it will have five directors. Mr. Brown will serve on the board because he knows the most about the overall concept of the Fund and will be able, as Fund president, to carry out the board's decisions efficiently. The other four directors were selected so that collectively they could efficiently and effectively oversee all aspects of the Fund themselves. They possess the expertise to evaluate management's performance and, if necessary, change the management company. They could even take over management of the Fund.


None of the four independent directors will receive any direct or indirect financial compensation from the Fund, Privateer, the sponsors or eRaider except as detailed here. They will meet monthly, and were all selected from the New York area. All are friends of Mr. Brown's, but they did not know each other prior to being selected as directors and the Fund believes all have the character to place duty above friendship. None of them has had prior business dealings with any sponsor.



Rita Robbins (42) will serve as director and board chair. She has over 20 years' experience in mutual fund operations and distribution. For the last five years she has been sales & marketing manager for Washington Square Securities Inc. Prior to that she was a regional manager for Lord Abbett & Co. for ten years, director of mutual fund marketing for Nathan & Lewis Securities, Inc. for three years and assistant operations manager for PaineWebber Group Inc. for three years. Until recently she had served for seven years as a member of the Securities Industry Institute of the Securities Industry Association.


Paul Zarowin (43) is assistant professor of accounting at the Stern School of Business, New York University. He has a B.A. from the University of Pennsylvania and an M.B.A. in finance and a Ph.D. in Business Economics from the University of Chicago. For the last ten years he has been a full-time professor at Stern. He is a leading expert in the use of financial statements to predict securities prices. He is the author of two classic studies in the field, "Does the Stock Market Overreact to Corporate Earnings Information?" (Journal of Finance, December 1989, vol. XLIV, no. 5 pp. 1385-99) and "Size, Seasonality and Market Overreaction" (Journal of Financial and

Quantitative Analysis, March 1990, vol. 25, no. 1, pp. 113-125).

Anne Miller (39) holds a B.S. in computer science from Duke University and an M.B.A. from Harvard Business School. For the last five years she has been president of the Oryx Group, Inc. a consulting company specializing in evaluating business opportunities and acquisitions for pharmaceutical companies. Prior to that she worked in strategic planning for Bristol-Myers Squibb Company and automated measurement and manufacturing for General Electric Company.

John Capela (51) holds B.A. and M.B.A. degrees from Long Island University. He has over 30 years' experience in management, mostly outside the U.S. For the last ten years he has devoted himself to teaching including at Yeshiva University Sy Syms School of Business where he is an instructor in management and at the New York Institute of Technology School of Management. He serves as president of Cade International, which provides consulting and training services. Through Cade his consulting clients have included the learning Annex of New York, Inc., Nassau Community College, New York Institute of Technology, St. John's University, YWCA, Fehrmann Industries and Hy-Tech Industries.


Duties of the Board


The board will meet monthly for face-to-face meetings to review all matters materially pertaining to the Fund. Between meetings, board members will keep in touch with their particular areas of responsibility. If they feel it appropriate, they will communicate with other board members to discuss events and take action.


All board members will maintain up-to-date information pages at the eRaider Internet site. These pages will analyze the Fund's performance. The areas will be fund operations, shareholder services and fees (Ms Robbins), fund accounting (Mr. Zarowin), business prospects of the fund's stocks (Ms Miller) and management and oversight issues at the Fund's companies (Mr. Capela). Anything, including stock selection, that does not fit into these categories will be addressed by Mr. Brown. Each director will be responsible for her or his own Internet pages. Each set of pages will be associated with a message board for Fund shareholders and the public to ask questions and make comments or suggestions. Directors will read these messages and, if they feel it appropriate, respond.



In keeping with eRaider philosophy, the Fund hopes that each board member's area will attract thoughtful discussion by shareholders who will provide collective Fund oversight. The Fund hopes to recruit future directors from message board participants. The message boards will serve as an important link between Fund management and Fund shareholders.



Compensation of the Board

The outside directors will be given $150 in Fund shares (as a directed investment of their attendance honorarium), payable by Privateer, for every monthly meeting they attend in person plus a one-time grant of 500 shares in Privateer, representing 0.56% of its authorized capital.


These arrangements are only for the first year of Fund operation. By the end of the first year, the Fund hopes to have active oversight by Fund shareholders. The Fund intends to encourage active discussion among such shareholders about who should serve on the board and how they should be paid. The perfect solution would be to find independent Fund shareholders with the necessary expertise who are willing to serve merely to protect their own investment and for whatever honor it confers. This is a Fund goal.

Fund Officers


The Fund has three officers, Mr. Brown, president, Ms Pastor, vice president and Dr. Stoller, secretary. The Fund business is managed by Privateer.


Code of Ethics


The Fund has adopted a code of ethics that restricts personal trading by Fund officers and directors, and by Privateer and eRaider officers and directors and persons associated therewith, of stocks the Fund acquires or intends to acquire. The officers, directors, the portfolio manager and selection manager are bound by the code, as are all other persons with access to investment information. It also forbids disclosing the names of prospective securities and commenting on the prospects of these securities to anyone who has not signed an acknowledgement by which they have agreed to be bound by the code. The code allows investments in broad-based public mutual funds that may purchase or own such securities; investments in the Fund itself, although this will represent an indirect purchase of such securities; and trading such securities in an account where the code signatory has no control over investment selection.

These provisions are designed to ensure that the interests of the Fund and its shareholders come before the interests of persons who manage the Fund or its affiliates. The board will, from year to year, re-approve the code after consideration of any appropriate revisions. The board may also waive provisions in specific cases.

Portfolio Transactions and Brokerage Commissions


Portfolio transactions for the Fund will generally be executed with broker/dealers on an agency basis, but will be executed with principals if the portfolio manager determines this will result in a better all-in price. The portfolio manager will be responsible for placing all orders for purchases and sales of the Fund's securities.


In selecting broker/dealers the portfolio manager will seek the most favorable price and execution and may not consider research and brokerage services furnished to the Fund or to Privateer or eRaider, or any of their affiliates. The portfolio manager will not consider sales of the Fund's shares as a factor in the selection of broker/dealers.

The portfolio manager will consider the total cost of acquiring the Fund's desired stake, rather than the individual costs of each trade. Because the Fund intends to acquire relatively large stakes -- up to but less than 5%-- the portfolio manager may find it useful to use several small broker/dealers to reduce price impact, even if this increases brokerage commissions and bid/ask spreads. In other cases, the portfolio manager may elect to steer all orders to a single large broker/dealer in return for reduced fees and spreads. If in the judgment of the portfolio manager, a 4.9% stake in a prospective company investment cannot be obtained, or obtained without moving the market unacceptably, the portfolio manager will not proceed until acquisition conditions are more favorable. This is a matter of delicate trading judgment and is left to the discretion of the portfolio manager.

Administrator


Privateer will subcontract administrative services to ADS, which has its principal office at The Hauppauge Corporate Center, 150 Motor Parkway, Hauppauge, New York 11788. ADS is primarily in the business of providing administrative, fund accounting, state securities law compliance and stock transfer services to retail and institutional mutual funds with approximately $3 billion of total assets through its offices in New York, Denver, Tampa and Los Angeles.



Pursuant to administrative service agreements with Privateer, ADS will provide all administrative, accounting and transfer services necessary for the Fund for a minimum annual fee of $45,000 or 0.15% of Fund assets, whichever is greater. Privateer will also reimburse ADS for any out-of-pocket expenses. State securities law or Blue Sky compliance services if requested will be handled by ADS and paid for by Privateer on a negotiated fee basis. In addition, ADS will serve as the Fund's transfer agent and perform fund accounting services for which it will be paid separately by Privateer. For additional information, see section "Custodian, Transfer Agent and Dividend Agent."


VALUATION OF SHARES


The Fund will compute its net asset value, which, using the number of shares outstanding, determines price per share on each day the NYSE is open for business as of the regular close of trading. Additionally, shares will not be priced on days on which the NYSE is closed for trading, including U.S. national holidays and Good Friday. Shareholders should also be aware that the major stock exchanges are considering changing their trading hours. The Fund reserves the right to modify its pricing procedures to reflect changes in stock trading practices.


Portfolio securities for which market quotations are readily available are valued at "bid" price. "Bid" price is the price at which dealers are willing to pay and "ask" price is the price at which dealers are willing to sell. The bid price is almost always lower. The Fund believes that bid prices are a better indication of what the Fund assets would actually fetch if they were sold, and therefore a fairer reference for computing net asset value.

Of course, shareholders should be aware that there is no guarantee the Fund assets could be sold at the bid price. Since Fund shareholders will both buy and sell at net asset values computed from bid prices, it will generally make no difference to them on average that bid prices are used to compute net asset value.

Portfolio securities for which market quotations are not considered readily available are valued at fair value on the basis of valuations furnished by a pricing service approved by the board of directors, which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. Short-term investments held by the Fund that mature in 60 days or less will be valued at amortized cost, which approximates market value. All other securities, assets and liabilities will be valued at their fair value following procedures approved by the board.

HOW TO PURCHASE SHARES

General Purchase Information

The minimum initial investment in the Fund is $2,500. The Fund may waive such minimum initial investment from time to time. As a "no-load" mutual fund, the Fund's shares may be purchased at its net asset value per share next determined. If an order is placed with a broker/dealer, or other financial institution, the broker/dealer or other financial institution is responsible for promptly transmitting the order to the Fund. It may charge a fee for executing that order, but the Fund will neither share in that fee nor pay any additional fee. An investment in the Fund is not a deposit in the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Shares of the Fund may be purchased directly by an investor opening an account by mail or by phone using federal funds wire transfer or check. Shares are deemed to be purchased as of the time of determination of the Fund's net asset value on the day the purchase order for the purchase of its shares and purchase funds are received. Investors may make systematic investments in fixed amounts automatically on a monthly basis through the Fund's automatic investment plan.

Purchase by Telephone

To open an account by telephone, investors may call toll free (877) 575-3137 or e-mail newaccount@eRaider.com to obtain an account number and instructions. Information including the appropriate federal tax identification number concerning the account will be taken over the phone. Funds may be sent by check or wire.

Wiring Funds

After opening an account by telephone, shares of the Fund may be purchased by wiring funds to Union Bank. The sending bank may charge a fee for doing so (see instructions below). The purchase wire transfer instructions should be formulated as follows:

Union Bank of California, N.A.
ABA# 122000496
Acct No. 280021520

F/B/O Allied Owners Action Fund Inc.


_____________ F/F/C: ___________

Shareholder Acct. No. ___________

Shareholder Acct. Name: ______________________

Investors must mail a signed application to the transfer agent at the address listed below in order to complete an initial wire purchase. Wire orders will be accepted only on a day on which the Fund, the custodian and the transfer agent are open for business. A wire purchase will not be considered made until the wired money is received by the Fund, despite delays that may occur in bank processing. There will be no fee for receipt of wired funds.

Purchase by Mail

Subject to acceptance by the Fund's transfer agent, an account may be opened by completing and signing an account application and mailing it to the Fund at the address noted below, together with wire transfer or a check payable to:

The Allied Owners Action Fund Inc.
c/o American Data Services, Inc.

P.O. Box 5536
Hauppauge, N.Y. 11788-0132

Payment for the purchase of shares received by mail will be credited to the shareholder's account at the net asset value per share next determined after receipt. Prospective investors will be assessed a $15 charge for returned checks.

Additional Investments

Additional investments of $100 or more may be made at any time by mailing a check to the Fund at the address noted above under "Purchase by Mail" or by wiring funds to the custodian bank.

Other Purchase Information

Investors should be aware that the Fund's account application contains provisions in favor of the Fund, the transfer agent and certain of their affiliates, excluding such entities from certain liabilities (including losses resulting from unauthorized shareholder transactions). The purchase price paid for Fund shares is the net asset value of the shares next determined after the Fund receives your order. The Fund reserves the right to reject any subscription for shares.


The Fund must receive an order by the close of business on any business day for the purchase price to be determined that day. If funds are received after the close of business, the purchase price will be that determined on the next business day. All purchases of the Fund's shares will be made in full and fractional shares calculated to three decimal places.


Shares of the Fund may also be sold by the Fund at the current net asset value to corporations or other institutions such as trusts, foundations or broker/dealers purchasing for the account of others. Investors purchasing and redeeming Fund shares through broker/dealers may be charged a transaction-based fee or other fee for services. Each such entity shareholder is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Customers of such entities should read this prospectus in light of the terms governing accounts with their organization. The Fund does not pay compensation to, or receive compensation from, broker/dealers for the sale of its shares.


HOW TO REDEEM SHARES

General Redemption Information

A Fund shareholder may redeem all or a portion of his or her shares on any day that the Fund values its shares (please refer to section "Valuation of Shares" above for more information). Shares will be redeemed at the net asset value next determined after receipt of instructions in "good order" as explained below. The Fund's net asset value is likely to fluctuate on a daily basis.

To redeem shares, a shareholder may either contact a broker/dealer or financial institution with an oral request or send a written request directly to the transfer agent. This request should contain the dollar amount or number of shares to be redeemed, Fund account number and either a social security or tax identification number. A redeeming shareholder should sign the redemption request in exactly the same way the account is registered. If there is more than one owner of Fund shares, all owners must sign. A signature guarantee is required for redemptions over $5,000. Shareholders should contact the transfer agent for more details. The value of shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by the Fund.

Redemption by Mail

The Fund will redeem its shares at the net asset value next determined after the request is received in "good order." Requests should be addressed to The Allied Owners Action Fund Inc., c/o American Data Services, Inc., P.O. Box 5536, Hauppauge, N.Y. 11788-0132.

Requests in "good order" must include the following documentation: a letter of instruction specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered and any required signature guarantees (see "Signature Guarantees" below).

Signature Guarantees

To protect shareholder accounts, signature guarantees are required to enable the Fund to verify the identity of any shareholder who authorizes a redemption of $5,000 or more from an account. Signature guarantees are also required for redemptions where the proceeds are to be sent to someone other than the registered shareholder at the registered address and for share transfer requests. Signature guarantees may be obtained from eligible financial institutions, including banks, trust companies, credit unions, brokers/dealers, savings and loan associations and participants in the Securities Transfer Association Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP") or the New York Stock Exchange Medallion Signature Program ("MSP"). Shareholders may contact the Fund toll free at (877) 575-3137 or e-mail shareholderservices@eRaider.com for further details.


Redemption by Telephone

If a shareholder elects to allow telephone redemptions, shares may be redeemed by calling the Fund toll free at (877) 575-3137 and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions.


If a shareholder authorizes telephone redemption, the Fund and the transfer agent may act on telephone instructions from the shareholder subject to appropriate verification. The transfer agent's records of such instructions are binding and each shareholder bears the risk of loss in the event of unauthorized instructions reasonably believed by the Fund or its transfer agent to be genuine. The Fund will employ reasonable procedures to confirm that instructions communicated are genuine. The procedures employed by the Fund in connection with transactions initiated by telephone may include tape recording of telephone instructions and requiring some evidence of personal identification prior to acting upon instructions.

The investment adviser will be responsible for losses that result from unauthorized access if the investment adviser does not follow reasonable procedures designed to verify the shareholder's identity.

Payment of Redemption Proceeds

After investor shares have been redeemed, proceeds will normally be mailed within three days but in any event not later than seven days after receipt of the redemption order, except that payment may be postponed or the right of redemption suspended for more than seven days under unusual circumstances, such as when NYSE trading is suspended. Payment of redemption proceeds may also be delayed if the shares to be redeemed were purchased by a check drawn on a bank that is not a member of the Federal Reserve System, until such check has cleared the banking system, which may take up to 15 business days from the purchase date.

If the board determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make a payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of readily marketable securities held by the Fund. Investors generally will incur brokerage charges on the sale of portfolio securities so received in payment of redemptions.

Involuntary Redemption

The Fund reserves the right to redeem a shareholder account at any time the net asset value of the account falls below $2,500 as the result of a redemption request.

SHAREHOLDER SERVICES

The Fund offers several shareholder service options to make shareholder accounts easier to manage, which are listed on the account application. Investors should make note of these options and select the ones appropriate for them.

Automatic Investment Program

Investors may arrange to make additional automated purchases of Fund shares by completing the required section of the account application included with this prospectus. Investors can automatically transfer $100 or more per month from their bank, savings and loan or other financial institution to purchase additional shares.

Telephone Transaction Privileges

If a shareholder holds shares in an account with the transfer agent, he or she may secure telephone privileges by completing the required section of the account application included in the prospectus. The transfer agent can furnish an additional application. It may be difficult to reach the Fund by telephone during periods when market or economic conditions lead to an unusually large volume of telephone activity. Shareholders who cannot reach the Fund by telephone should contact their broker/dealer or financial institution or issue written instructions to the transfer agent at the address set forth herein. See sections "Management" and "Custodian, Transfer Agent and Dividend Agent." The Fund reserves the right to modify, suspend or terminate telephone services at any time without notice.

Tax-Qualified Retirement Plans

The Fund is available for tax-deferred retirement plans. If interested, shareholders should communicate with the Fund and request the appropriate forms for:


-   Individual Retirement Accounts ("IRAs") and Roth IRAs;

- 403(b) plans for employees of public school systems and non-profit organizations;

-   401(k) plans; or

-   profit-sharing plans and pension plans.


Shareholders may also transfer their tax-deferred plan balance to the Fund from another company or custodian. Call toll free, (877) 575-3137, e-mail at newaccount@eRaider.com or write the Fund for an account transfer form.


Confirmation of Transactions and Reporting of Other Information

The Fund will mail confirmations of all shareholder purchases or redemptions of Fund shares. Shareholders will also receive account statements on a quarterly basis. This information will be provided from the broker/dealer or financial institution. Shareholders will also receive various IRS forms after the first of each year detailing important tax information. The Fund will supply annual and semi-annual reports that list securities held by the Fund and include its current financial statements.

DIVIDENDS AND DISTRIBUTIONS

The Fund will distribute (or reinvest as directed) its net investment income and net realized capital gains annually. Distributions from capital gains will be made after applying any available capital loss carryovers.

As a shareholder, you can choose from three distribution options:

-   reinvest all distributions in additional Fund shares;

- receive distributions from net investment income in cash while reinvesting capital gains distributions in additional shares; or

-   receive all distributions in cash.

Shareholders can change their distribution option by notifying the Fund in writing. If an option is selected when the account is opened, all distributions will be reinvested in additional shares of the Fund at net asset value. Shareholders will receive a statement confirming reinvestment of distributions in additional shares promptly following the end of each calendar year.

If a check representing a distribution is not cashed within a specified period, the transfer agent will notify shareholders that they have the option of requesting another check or reinvesting the distribution in the Fund. If the transfer agent does not receive notice of election, the distribution will be reinvested in the Fund at the current net asset value per share. Similarly, if correspondence sent by the Fund or the transfer agent is returned as "undeliverable," all Fund distributions will automatically be reinvested in the Fund.

TAXES

Status

The Fund is a corporation for federal income tax purposes under the Internal Revenue Code of 1986, as amended. However, the Fund intends to qualify and to elect to be treated as a regulated investment company. If so qualified, the Fund will not be liable for federal income taxes to the extent it annually distributes substantially all its investment company taxable income to shareholders. State income taxes on mutual funds differ, but most states follow the federal rules, except with regard to government-issued bonds.

Tax-Deferred Accounts

Shareholders that hold Fund shares in a tax qualified account, such as an IRA or a 401(k), may owe federal taxes and possibly penalties if they withdraw the money and fail to reinvest it during the permitted period. Those taxes will depend on the type of IRA account, age of the shareholder and other factors. Taxes will not depend on how the mutual fund earned the money.


Taxable Accounts: Income and Capital Gains

When a shareholder invests in any mutual fund in a taxable account, he or she pays two kinds of taxes.

1. Annually the Fund may make or credit the shareholder with a distribution. Shareholders must pay tax on this amount even if they have the distribution automatically reinvested in the Fund.

2. When shareholders sell their Fund shares they will owe tax on the profit, if any. If a shareholder has a loss on sale of Fund shares, the loss will be a capital loss that, subject to important restrictions, can be used to reduce the shareholder's income taxes. The calculation of profit or loss can be complicated if shareholders buy at more than one time, or reinvest distributions. The Fund intends to offer on-line support at eRaider.com for tax questions about the Fund.


For tax purposes, money can be either income or capital gain. Investment income includes dividends from stocks and interest payments from bonds or CDs. Capital gains represent profits from selling securities, either Fund shares sold by Fund investors or Fund positions sold by the Fund itself, at a gain. The computation of the gain or loss and the distinction between income and gains are subject sometimes to complicated IRS rules and tax precedent.


Long-Term Versus Short-Term

A capital gain can either be long-term (more than one year) or short-term. For most investors, short-term capital gains are taxed like ordinary income, but there are important exceptions. Investors in federal tax brackets of 28% or above will pay only 20% tax on long-term capital gains. Therefore, it makes sense for most investors to get as much of their return as possible in the form of long-term capital gains.

The distribution from the Fund will be accompanied by a statement that shows how much is income, how much is short-term capital gain and how much is long-term capital gain. These numbers will impact a shareholder's federal tax return as if he or she had received them through direct purchases of stocks or bonds. Whether a gain is long-term or short-term depends on how long the Fund held the investment, so short-term Fund shareholders can receive long-term gain distributions and long-term Fund shareholders can receive short-term gain distributions.

The capital gain or loss when shareholders sell Fund shares will be short-term, if held for less than one year, or long-term if held for more than one year. There are special rules if a shareholder inherits Fund shares or receives the shares through certain types of gift transactions.

Disclaimer

All the above applies to federal income tax for most U.S. citizens but there are many exceptions. Most state and local income taxes are consistent with federal rules but impose additional taxes on top of the federal. Shareholders should consult their tax advisor, but also feel free to post questions at eRaider.com, which will have links to Internet tax sites including those maintained by the IRS.

GENERAL INFORMATION

The Fund is a non-diversified, open-end investment company incorporated under the laws of Maryland on July 12, 1999. The Fund's business and affairs are managed by its officers under the direction of its board. The Fund offers its shares in one series, which is being offered for sale in this prospectus.

All shares of the Fund, when issued, will be fully paid and nonassessable and will be redeemable. They can be issued as full or fractional shares. A fractional share has, pro rata, the same rights and privileges as a full share. The shares possess no preemptive or conversion rights. The shares of the Fund will share ratably in the dividends of the Fund, if any, as may be declared by the board, and in the distribution of any net assets in liquidation of the Fund, after the payment of all debts and liabilities of the Fund.

Each share of the Fund has one vote (with proportionate voting for fractional shares) irrespective of purchase price. Cumulative voting is not authorized. This means that the holders of more than 50% of the shares voting for the election of the board can elect all the directors if they choose to do so and, in such event, the holders of the remaining shares will be unable to elect any director.


Except as may be required under the 1940 Act the Fund will not hold annual meetings of shareholders. As a result, shareholders may not vote each year on the election of members of the board of directors or the appointment of auditors. However, pursuant to the Fund's by-laws, the holders of shares representing at least 10% of the Fund's total outstanding shares may request that the Fund hold a special meeting of shareholders. In such event the Fund will assist in the communication with other shareholders. In addition, the 1940 Act requires a shareholder vote for all amendments to the Fund's fundamental investment objective and policies and investment restrictions and for certain amendments to investment advisory contracts.



The Fund reserves the right to amend any of its non-fundamental policies, practices and procedures described in this prospectus, including the SAI, without shareholder approval.


CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT


Union Bank will serve as custodian for the Fund's cash and securities. The custodian does not assist in, and is not responsible for, investment decisions involving assets of the Fund. ADS will act as the Fund's transfer and dividend agent. Privateer will pay ADS the greater of $1,000 per month and $9 per year per account, plus out-of-pocket expenses, for rendering such transfer and dividend agency services.


COUNSEL AND INDEPENDENT AUDITORS

Legal matters in connection with the issuance of shares of common stock of the Fund will be passed upon by Friedman Siegelbaum LLP, 399 Park Avenue, New York, NY 10022-4689. Arthur Andersen, 1345 Avenue of the Americas, New York, NY 10105 has been selected as independent accountants for the Fund.

                                                           Prospectus Back Cover

The information on this back cover is required by the SEC.


A Statement of Additional Information ("SAI") is available that provides additional detail. Prospective investors can obtain the SAI by writing Privateer at 372 Central Park West, Suit 9M, New York New York 10025, calling toll free
(877) 575-3137 , sending an email to newaccount@eraider.com or visiting http://www.eRaider.com. Once it is operational, additional information about the Fund's investments will be available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report prospective investors will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The SAI and the Fund's annual and semi-annual reports are available, without charge, upon request by contacting Privateer, and other inquiries may also be directed to Privateer.


Information about the Fund (including the SAI) can also be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Reports and other information about the Fund are available on the SEC's Internet site, http://www.sec.gov. Copies of this information may be obtained upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, DC 20549-6009.

The Allied Owners Action Fund Inc. Investment Company Act File Number: 811-09551

                                                           Prospectus Back Cover

THE ALLIED OWNERS ACTION FUND INC.                              DECEMBER 9, 1999

Statement        This document describes The Allied Owners Action Fund Inc. (the
of               "Fund"). It is not a prospectus.  The usual jargon and
Additional       boilerplate has been omitted in the hope that prospective
Information      investors will read the prospectus carefully.  It contains additional information not found in the Fund's prospectus dated December 9, 1999, and should be read in conjunction with that document. You can request the Fund's prospectus by calling toll free
                 (877) 575-3137 or sending an email to
                 newaccount@eraider.com. You can also read the prospectus and this statement of additional information ("SAI") on, or e-mail questions to the Fund's directors and officers at, http://www.eRaider.com.


                 The purpose of the SAI is to shorten the prospectus by moving some of the more detailed and technical information to a separate document.


                 The common practice of printing a drab prospectus and embellishing it with full-color, expensive marketing materials has not been followed by the Fund. Investors should consider the Fund soberly and without distraction. All the reader will find in this package are the SAI, an account application and an investor questionnaire. If reading the prospectus and SAI does not persuade an investor, he or she should not proceed. If after reading it interest is captured, such additional material should also be reviewed.

THE ALLIED OWNERS ACTION FUND INC.

DECEMBER 9, 1999

HISTORY                                                                        3

DESCRIPTION OF FUND AND ITS INVESTMENTS AND RISKS                              3

    Classification                                                             3

    Potential Illiquidity                                                      3

    eRaider                                                                    3

    Policies                                                                   4

    Temporary Positions                                                        5

    Discussion of Fees                                                         5

    Transaction Costs                                                          5

    Tax Inefficiency Costs                                                     6

    Effect of Costs                                                            6

MANAGEMENT                                                                     6

    Board of Directors                                                         6

    Management Information                                                     7

    Management Compensation                                                    7

    Control Persons                                                            8

    Investment Adviser                                                         8

DISTRIBUTION                                                                   9

    Portfolio Transactions and Brokerage Commissions                           9

    Capital Stock                                                              9

GENERAL PURCHASE INFORMATION                                                   9

TAXATION                                                                       9

DISCUSSION OF FEES AND EXPENSES                                               10

     Management Fee                                                           10

HISTORY

The Fund is a Maryland corporation created on July 12, 1999. It was created to be an investment company and has never engaged in any other business, used any other name or been involved in any reorganization or bankruptcy.

The Fund has contracted all management services to affiliate Privateer Asset Management Inc. ("Privateer"), a Delaware corporation. It has arranged for shareholder communications through affiliate eRaider.com Inc. ("eRaider"), a Delaware corporation.

DESCRIPTION OF FUND AND ITS INVESTMENTS AND RISKS

Classification


The Fund is an open-end, non-diversified management investment company. By the Investment Advisers Act of 1940, as amended (the "1940 Act"), definitions, it is non-diversified since it may hold positions in a single issuer amounting to over 5% of its total assets. The Fund intends to meet the IRS diversification rules necessary to avoid corporate income tax.


Potential Illiquidity


The Fund intends to acquire relatively large stakes in its portfolio companies. Such stocks when purchased will be liquid according to the normal meaning of that term, namely, that buyers and sellers are easily found for normal transaction sizes at a normal spread between bid and ask prices. However, the Fund's overall position may be or become illiquid in total because of its size relative to the average transaction volume in the security. It is also possible for liquidity in one of the Fund's stocks to decline as a result of issuer problems, de-listings or other events. The maximum percentage of the Fund that will be invested in illiquid securities at the time of investment is 15%. In the event the percentage of the Fund's investment in illiquid securities exceeds 15%, it will promptly take prudent measures to bring its illiquid portion under 15% by disposition of portions or all of one or more positions.


eRaider

While the Fund itself intends to be a passive investor, it will supply the name of the stock to affiliate eRaider, which intends to invite company and Fund shareholders to participate on an Internet message board organized by eRaider to discuss the company.

The message board will be open to the public. eRaider will not attempt to limit participation in any way and will not take responsibility for the information posted. Individual authors will retain full responsibility. It is possible that message board participants will organize to attempt to influence company management. It is also possible that facts and analysis provided at the eRaider site will influence company shareholders as well as company management.

The result of the message board is unpredictable since not yet tested in practice. eRaider's role is to provide a forum to encourage informed and thoughtful discussion among shareholders. The results of those discussions and the actions taken by individual participants or third parties are largely beyond eRaider's control.


On the other hand, it would be disingenuous to assert -- and the Fund does not -- that eRaider will be entirely passive. eRaider will organize the message board in the belief that improved shareholder communication will increase shareholder value. eRaider will post analyses and opinions. Those opinions may be accepted by company management or, despite management's initial dismissal, may attract enough support among shareholders to end up being forced upon company management. While eRaider itself will not own stock in the company, it may communicate directly with company directors and officers as an unofficial shareholder representative. As a registered investment company the Fund is exempt from SEC Regulation 13 D-G filings if its position exceeds 5% in a portfolio company but this exemption is lost for an investment company that acquires such a position intending to change or influence the control of the portfolio company or in connection with or as a participant in such purpose. Thus, the Fund may on occasion consider it necessary to file such a disclosure if its holdings exceed 5% even if its ownership was not obtained with such intent in mind.


The Fund's only responsibility is to its shareholders. If eRaider triggers unfavorable regulatory action or threatens to involve the Fund in litigation the Fund is prepared to sever all connection, which is intended to be informal in any event. Although the Fund and eRaider are affiliates who share key personnel, the Fund will strive to act in the best interest of its shareholders at all times.

The goal of eRaider, and of the Fund in associating with eRaider, is improved shareholder value through improved shareholder communication. The Fund believes this is a two-way street. Management may do a better job with the advice and active support of shareholders. Shareholders may perceive more value in shares when they understand management's strategy and know that their interests are respected. The Fund believes that better shareholder value can lead to lower cost of capital, which in turn can lead to further increase in shareholder value. However noble this goal, the Fund recognizes that company management and regulators may separately be at odds regarding eRaider's conduct. Company management may view eRaider as an organizer of takeover activities or as meddlesome in day-to-day corporate affairs. Regulators may determine that bulletin board organizers assume some responsibility for board content and, if affiliated with a mutual fund, attribute such content or portions to the fund itself. The Fund intends at all times to remain separate from eRaider's activities. However, since eRaider is a relatively new concept, Fund shareholders cannot be given any assurance that it will work.

Policies

The Fund is subject to the investment limitations enumerated in this section, which may be changed only by a vote of the holders of a majority of the Fund's outstanding shares. As used in this SAI and in the Prospectus, a "majority of the outstanding shares" of the Fund means the lesser of (a) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

The following are Fund fundamental policies:


    - The Fund may not issue senior securities or borrow money (as defined in the 1940 Act) except the Fund may borrow money on a temporary basis to fund redemptions if the portfolio manager deems the risk of leverage to be preferable to the loss of selling investments too quickly. Borrowed funds will be repaid as quickly as the portfolio manager deems prudent. To reduce its indebtedness, the Fund may sell a portion of its investments at a time when it may be disadvantageous to do so. In addition, interest paid by the Fund on borrowed funds will decrease its net earnings. The Fund intends borrowing for such exception to be limited to 5% of the Fund's total assets. Leverage entails certain risks including the risk of freer, inopportune divestiture of positions to meet financing ratios if the market moves against the Fund while borrowing is outstanding.

    - Not more than 25% of the value of the Fund's total assets will be invested in the securities of any one issuer.


    - It is the Fund's intention that it will not invest more than 25% of its total assets in any one industry (securities issued or guaranteed by the United States Government, its agencies or instrumentalities are not considered to represent industries).

    - The Fund may not purchase or sell real estate or any interest therein, including interests in real estate limited partnerships, except securities issued by companies (including real estate investment trusts) that invest in real estate or interests therein.

    - The Fund may not pledge, mortgage or hypothecate its assets other than to secure borrowings permitted by investment limitation as set forth in the first bullet above (collateral arrangements with respect to margin requirements for options and futures transactions are not deemed to be pledges or hypothecations for this purpose).

    - The Fund may not make loans of securities to other persons. The Fund, however, may make margin deposits in connection with transactions in options, futures and options on futures, pursuant to which certain of the Fund's securities may be pledged to secure margin calls.

    - The Fund may not underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

    -   The Fund may not invest in commodities or commodity futures contracts.



The following are Fund non-fundamental policies that may be changed by the board of directors. The Fund may not:



    - Invest more than 15% of its net assets (taken at market value at the time of purchase) in securities that cannot be readily sold or disposed of within the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment;

    - Purchase any securities for its portfolio in the event the total amount by which the Fund is leveraged is more than 5% of the Fund's total assets; or,


    -   Invest in other investment companies except as permitted under the 1940
        Act.

If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund's investments will not constitute a violation of such limitation, except that levels of investments in illiquid securities and any borrowing by the Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days). The investment adviser will act in the best interests of the Fund to decrease the amount of illiquid securities held by the Fund as soon as reasonably practicable. Otherwise, the Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund's assets. Because the Fund is new and innovative, the board of directors reserves the right, subject to shareholder approval where required, to change any of these policies, or the Fund's objectives and strategies.


Temporary Positions

While not part of its principal strategy, the Fund may acquire, when appropriate, high-quality, short-term or floating-rate instruments either to maintain liquidity for forecasted redemptions or to hold cash inflows in money market positions while permanent positions are being acquired. These securities are subject to credit risk, that the issuer will not make the promised payments, as well as interest rate risk, that increases in market interest rates will cause the value of the securities to decline. However, because the securities will be high quality and short-term or floating-rate, these risks are smaller than for lower quality and longer-term fixed-rate securities. Also, small cash positions (less than 5% of total assets) may result from day-to-day trading activity.



Also, as a non-principal strategy, the Fund may buy stocks in large corporations or diversified securities such as depository receipts or enter into futures contracts on diversified stock indices such as the S&P 500. These investments are subject to the risks of all common stock investments, as described in the Fund's prospectus. In acquiring such positions the Fund will attempt to match the performance of the overall U.S. stock market, and it will rely on published research and historical statistics to attain this goal.


Futures contracts are subject to the additional risk that they will not be honored. This could occur through problems with the clearing corporation or market disruption. To minimize these risks, the Fund will only enter into futures contracts that are traded actively on major national exchanges. It is also possible that the Fund will be unable to close out a futures position. The Fund will attempt to mitigate this risk by avoiding futures contracts with delivery dates more than one month later than the expected time needed to acquire more permanent positions. Futures contracts are subject to margin calls. As the Fund intends to hold high-quality, short-term investments in the full nominal value of the futures contract, it should not be exposed to material risk from margin calls. However, if the Fund is unable to meet a margin call, despite this precaution, the futures contract could be closed out on disadvantageous terms.

Discussion of Fees

The Fund will pay a 1% annual fee (computed based upon net asset value and payable 1/12th monthly in arrears) to Privateer for all management services. This fee includes all out-of-pocket Fund expenses including brokerage. Many other funds exclude certain charges from their expense ratios, such as brokerage commissions, although they pay such commissions although they, and not the investment adviser, pay such commissions. The Fund believes that it is actually cheaper than many other funds with lower stated expense ratios.

In addition there are expenses that some other funds do not even disclose. The biggest can be taxes. While taxes are hard to measure, studies show that in many instances taxes can add substantially to the true cost to a fund investor. Taxes are not included in the 1% fee. However the Fund will undertake to minimize them, to the extent consistent with overall Fund investment goals, and to disclose them.

Transaction Costs


The classic study of transaction costs, Thomas F. Loeb, "Trading Costs: The Critical Link Between Investment Information and Results," Financial Analysts Journal, 39 no. 3 (May/June 1983), found that (a) commissions, (b) bid/ask spreads and (c) market movement costs command a minimum of 2.1% of investment for round-trip transactions in institutional-sized blocks (over $1,000,000). If you multiply this by a fund's turnover you can approximate its hidden transaction costs. For example, this study instructs that a fund with 100% turnover probably has hidden costs of at least 2.1%, yet may show a stated expense ratio of only 1.5% or so. The Fund eliminates one transaction cost -- commissions -- by passing them on to Privateer.

The Fund will attempt to minimize the remaining transaction costs in three ways, although there is no guarantee it will be successful. First, it will attempt to maintain a low turnover ratio. It intends to buy and hold. Second, it intends to accumulate positions over several months, thereby minimizing risk of price run-up. The Loeb study cited above shows that purchasing in $250,000 blocks, instead of $1,000,000 blocks, can reduce transaction costs by 40% or more. Third, the Fund intends to buy relatively few stocks at any one time, which gives the portfolio manager the opportunity to pay especially careful attention to the trading characteristics of each stock. Since she is not responsible for stock selection, she can concentrate exclusively on trading. The Fund hopes that this will allow her to reduce significantly the costs of acquiring positions.


Although the Fund cannot promise it will be successful in reducing transaction costs such as bid/ask spreads and market movement costs or keeping them lower than other funds, it can and does promise to disclose them. Once the Fund has acquired its desired position in a stock, it will disclose not only the position, but the data necessary to estimate related transaction costs, on http://www.eRaider.com.


Tax Inefficiency Costs


House Resolution number 1089, sponsored by Representative Paul E. Gillmore and others, states, "Taxes can be the single biggest cost associated with mutual funds," and goes on to note that tax cost is generally not disclosed by funds. A major study published in 1999 of mutual fund taxation was undertaken by KPMG Peat Marwick. KPMG found that mutual fund investors (other than those whose fund investments were qualified retirement plan funds) paid substantially more in taxes than if they participated in tax-managed or tax efficient funds, namely those where long-term price appreciation and long-term realized gains from fund positions were a substantial portion of overall fund returns. In short, according to KPMG, some mutual fund investors paid high prices in taxes for mutual funds that generated substantial income and short-term capital gains.


Currently, long-term capital gains from sale of mutual fund shares held longer than one year are taxed at a maximum federal rate of 20%, while investors can pay up to 39.6%, or more, on fund distributions of non-exempt interest income and short-term capital gains.

Unfortunately, the Fund cannot be 100% tax-efficient. It may buy stocks that pay dividends and it may sell shares at a short-term profit under some circumstances. It may also earn interest on cash balances. These have to be distributed for the Fund to avoid a tax penalty. The Fund will attempt to maintain a low turnover to reduce tax costs, but this strategy cannot eliminate taxes.

The Fund undertakes to do three things. First, it will consider the tax consequences of all transactions and only execute them if, in the opinion of the portfolio manager, the benefits outweigh the tax costs to taxable shareholders. This may mean holding positions for over one year when, as it develops, they could have been sold at higher short-term profits earlier to the relative advantage of tax free accounts. Second, the Fund will match tax lots rather than reporting distributed gains on an average cost basis. Third, the Fund will disclose tax costs as soon as it deems prudent, allowing shareholders to improve their tax planning and evaluate the Fund's tax performance instead of getting a big surprise at the end of the year.

Effect of Costs

Some of these costs may appear small compared to the 14.4% average annual return of U.S. equity funds over the last 10 years (as reported by Morningstar, Inc. through May 31, 1999). But this is not a fair comparison. In the first place, a mutual fund participant could have earned 7.4% during this same period in the average government bond fund with very little risk. So all the extra risks of stock investing were repaid with an additional return of 7% per year. Studies have shown that over longer time periods, this "risk premium" for investing in stocks has averaged about 4% per year. So, given this long-term experience, an extra 1% or 2% in fund costs may be a significant fraction of the reward stock mutual fund investors can expect.

MANAGEMENT

Board of Directors


The board of directors will hold monthly meetings to review all matters pertaining to the Fund. Each board member will be assigned an area of responsibility. Initially these will be operations, shareholder services and fees, fund accounting, stock selection, business prospects of the Fund's stocks and management and oversight issues at the companies in which the Fund invests. Each board member will maintain up-to-date information pages at the eRaider Internet site relating to his or her area of responsibility, which will be associated with a message board for Fund shareholder and public questions and comments.

The Fund hopes that each board member's information pages will attract thoughtful discussion by both Fund and company shareholders. The Fund hopes to recruit future directors from message board participants. The Fund believes that the message boards will also serve as an important link between Fund management and Fund shareholders.

Management Information




     NAME, AGE AND ADDRESS             POSITION HELD WITH FUND            PRINCIPAL OCCUPATION
                                                                         DURING PAST FIVE YEARS
--------------------------------   -------------------------------    ----------------------------
Aaron Brown (43)                   Director, President,               Instructor of  Finance at
215 West 91st Street               Selection Manager for              Yeshiva University
New York, NY  10024*,**            Fund; employed by                  Consultant to J.P. Morgan
                                   Privateer                          & Co. and Rabobank
                                                                      Nederland


John Capela (51)                   Director                           Professor of Management
39 Ashwood CT                                                         at Sy Syms School of
East Northport, NY 11731                                              Business, Yeshiva
                                                                      University


Anne Miller (39)                   Director                           President of the Oryx
114 West Franklin Avenue                                              Group, consulting firm
Pennington, NJ  08534                                                 that evaluates business
                                                                      opportunities and
                                                                      acquisitions for
                                                                      pharmaceutical companies


Deborah Pastor (42)                Vice President,                    Portfolio Manager,
215 West 91st Street               Portfolio Manager for Fund;        Corporate Sales Bank of
New York, NY  10024*,**            employed by Privateer              Montreal, J.P. Morgan & Co.


Rita Robbins (42)                  Director                           Sales & Marketing Manager
1600 Broadway # 706                                                   for Washington Square
New York, NY 10019                                                    Securities, Inc., a
                                                                      securities distribution
                                                                      firm


Martin Stoller (43)                Secretary                          Clinical Full Professor
147 Robsart Place                                                     of Communication at
Kenilworth, IL 60043**                                                Kellogg School of
                                                                      Management, Northwestern
                                                                      University


Paul Zarowin (43)                  Director                           Assistant Professor of
40 West 4th Street                                                    Accounting at Stern
New York, NY 10012                                                    School of Business, New
                                                                      York University



*  Mr. Brown is married to Ms Pastor.

** Interested persons. Mr. Brown and Dr. Stoller collectively own 100% at present of affiliate Privateer and 100% of affiliate eRaider.


Management Compensation


At this time the Fund has no pension or retirement benefits for directors or officers. All salaries are paid by Privateer including director fees of $150 per month paid as directed investments in Fund shares.



    NAME AND POSITION            SHARES HELD IN PRIVATEER            ESTIMATED AGGREGATE
                                   (ONE-TIME GRANT, NOT               COMPENSATION FROM
                                      ANNUAL PAYMENT)                 PRIVATEER OR FUND
                                                                        FOR SERVICES
                                                                       RENDERED TO THE
                                                                            FUND
--------------------------   --------------------------------   ----------------------------
Aaron Brown                               18,000                $125,000 (as
Director, President,                                            Selection Manager)
Selection Manager


John Capela                                  500                $1,800
Director


Anne Miller                                  500                $1,800
Director


Deborah Pastor                                 0                $125,000 (as
Portfolio Manager,                                              Portfolio Manager)
Vice President


Rita Robbins                                 500                $1,800
Director


Martin Stoller*                           18,000                $0
Secretary


Paul Zarowin                                 500                $1,800
Director


* Subject to revenue Dr. Stoller is expected to receive a salary of $125,000 from affiliate eRaider.

Control Persons


Initially the Fund will be controlled by its initial investors, Mr. Brown and Dr. Stoller. However, their control position is expected to be quickly eliminated once additional Fund shares are sold. They will also control affiliates Privateer and eRaider.


Investment Adviser


The Fund has retained Privateer, a newly-created Delaware corporation, to act as investment adviser. Mr. Brown and Dr. Stoller control Privateer and such control is expected to continue.



The Fund will have a management contract with Privateer as described in the prospectus. The Fund, Privateer and eRaider will share office space. Privateer trading operations will be segregated from the Fund and eRaider. Mr. Brown is an officer and director of all three entities. His wife Ms Pastor is an officer of the Fund and Privateer. Dr. Stoller is an officer (but not a director) of the Fund and a director and officer of eRaider. Certain employees may share duties for the three companies.


There is no contractual relationship between eRaider and either Privateer or the Fund. The Fund intends to pass the names of its stocks to eRaider for public announcement, but on an uncompensated, voluntary basis. eRaider will, gratis, make Fund information available at the site. Mr. Brown and Dr. Stoller each own 50% of eRaider. They will each own up to 47% of Privateer when the Fund is declared effective.



Privateer will furnish all investment, compliance and administrative services to the Fund in exchange for a 1% management fee. This contract will remain in effect for two years from the date of its initial approval, and subject to annual approval of the board of directors for one-year periods thereafter. It can be cancelled upon 60 days' written notice by the Fund to Privateer, and after the first anniversary of the date the Fund is declared effective, Privateer may terminate the contract on 60 days' written notice to the Fund.


Privateer is allowed to subcontract all compliance and administrative services. Privateer has subcontracted these services to American Data Services, Inc. ("ADS"), which has its principal office at The Hauppauge Corporate Center, 150 Motor Parkway, Hauppauge, New York 11788. ADS is primarily in the business of providing administrative, fund accounting and stock transfer services to retail and institutional mutual funds with approximately $3 billion of total assets through its offices in New York, Denver, Tampa and Los Angeles.


Pursuant to the ADS agreements, ADS will provide all administrative, accounting and transfer services necessary for the Fund. Privateer will pay ADS a minimum annual fee of $45,000 or 0.15% of Fund assets, whichever is greater. Privateer will also reimburse ADS for any out-of-pocket expenses. In addition, ADS will serve as the Fund's transfer agent and perform fund accounting and blue sky services for which it will be paid separately.

Privateer has contracted with Union Bank of California, N.A., to act as custodian of the Fund assets. Union Bank of California is located at 350 California Street, San Francisco, CA 94104. Compensation for its services is being negotiated.

The Fund will use Arthur Andersen to audit its financials.


DISTRIBUTION

The Fund has adopted a plan (called a 12b-1 plan) whereby it will distribute its own securities without retaining an outside underwriter. This is expected to generate substantial savings since Privateer will absorb out of its 1% management fee all self-distribution costs. The self-distribution activities contemplated by the plan are expected to include public relations and, as the need arises, print and radio media, although no direct marketing efforts along such lines are intended initially. No special sales force is contemplated. No brokers/dealers will be paid to place Fund shares. The eRaider website is expected to become a substantial source of (unpaid) referrals to the Fund. No officer or director of the Fund, Privateer or eRaider will benefit financially from implementation of the self-distribution plan except to the extent of the increase in Privateer's management fee, which is a fixed 1% of Fund net assets, will increase as investments in the Fund increase.

Portfolio Transactions and Brokerage Commissions

Portfolio transactions for the Fund will generally be executed with broker/dealers on an agency basis but will be executed with principals if the portfolio manager determines this will result in a better all-in price. The portfolio manager, or a designated subordinate, will be responsible for placing all orders for purchases and sales of the Fund's securities.


In selecting broker/dealers, the portfolio manager will seek the most favorable price and execution. She may not consider research and brokerage services furnished to the Fund, Privateer or eRaider, or any of their affiliates or consider sales of the Fund's shares or any other fund's shares as a factor in the selection of broker/dealers.

The portfolio manager will consider the total cost of acquiring the Fund's desired stake, rather than the individual costs of each trade. Because the Fund intends to acquire relatively large stakes, the portfolio manager may find it useful to use several small broker/dealers to reduce price impact, even if this increases brokerage commissions and bid/ask spreads. In other cases, the portfolio manager may direct orders to a single large broker/dealer in return for reduced fees and spreads. This is a matter of delicate trading judgment and is left entirely to the discretion of the portfolio manager.

Capital Stock

The Fund is authorized to issue one million shares of common stock, $.001 par value. Holders of common stock are entitled to dividends and distributions in the amount and at the times determined by the board of directors. Each shareholder is entitled to one vote per share. Upon a liquidation or dissolution of the Fund shareholders will share ratably in any remaining assets after payment of liabilities.

GENERAL PURCHASE INFORMATION

The minimum initial investment in the Fund is $2,500. The Fund may waive or reduce such minimum initial investments from time to time. As a "no-load" fund the Fund's shares may be purchased at its net asset value.


Prior to investment by the Fund shares will be offered at $100 per share. Thereafter, the purchase price will be based on the net asset value per share as determined following placement of an order. Purchase and redemption information is set forth in the Fund's prospectus.


TAXATION


The Fund is treated as a corporation for federal income tax purposes under the Internal Revenue Code of 1986, as amended. The Fund intends to qualify and to elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. If so qualified, the Fund will not be liable for federal income taxes to the extent it annually distributes substantially all its investment company taxable income to shareholders. State income taxes on mutual funds differ, but most states follow the general federal rules, except with regard to government-issued bonds, and add additional taxes. If the Fund fails to qualify as a regulated investment company it would owe corporate income tax on most income and all realized capital gains. This could significantly reduce return to Fund shareholders.

DISCUSSION OF FEES AND EXPENSES

Management Fee

The Fund will pay a 1% annual fee (computed based upon net asset value and payable 1/12th monthly in arrears) to Privateer for all management services. This fee includes all out-of-pocket Fund expenses including brokerage. Many other funds exclude certain charges from their expense ratios, such as brokerage commissions, although they pay such commissions, although they, and not the investment adviser, pay such commissions. The Fund believes that it is actually cheaper than many other funds with lower stated expense ratios.

Item 23. Exhibits

                                INDEX OF EXHIBITS


                        DESCRIPTION OF EXHIBIT                          EXHIBIT NUMBER

      Articles of Incorporation................................               A

      By-laws..................................................               B

      Instruments Defining Rights of Security Holders..........               C

      Investment Advisory Contracts............................               D

      Underwriting Contracts...................................               E*

      Bonus or Profit Sharing Contracts........................               F*

      Custodian Agreements.....................................               G

      Other Material Contracts.................................               H

      Legal Opinion............................................               I

      Other Opinions...........................................               J*

      Omitted Financial Statements.............................               K*

      Initial Capital Agreements...............................               L

      Rule 12b-1 Plan..........................................               M

      Financial Data Schedule..................................               N*

      Rule 18f-3 Plan..........................................               O*


      * Not Applicable


                                                                       EXHIBIT A

                            ARTICLES OF INCORPORATION

                                       OF

                       THE ALLIED OWNERS ACTION FUND INC.

     The undersigned incorporator, whose address is set forth on the signature page, being at least eighteen years of age, hereby acts as an incorporator under the general laws of Maryland authorizing the formation of corporations with the intention of forming a corporation.

                                    ARTICLE I

                                      NAME

     The name of the corporation is The Allied Owners Action Fund Inc. (the "Corporation").

                                   ARTICLE II

                          PURPOSE, POWERS AND BUSINESS

     The purposes for which the Corporation is formed, the powers that the Corporation is authorized to exercise and the business to be transacted by it are as follows:

     (1)   to carry on the business of an investment company;

     (2) to hold, invest and reinvest its assets in securities, and in connection therewith to hold part of or all its assets in cash;

     (3) to issue and sell shares of its capital stock in such amounts and on such terms and conditions, for such purposes and for such consideration permitted by the general laws of Maryland (such general laws, now or hereafter in force, hereinafter called Maryland General Law) and by the Corporation's articles of incorporation (this "Charter"), as its board of directors (the "Board") may determine;

     (4) to exchange, classify, reclassify, change the designation of, convert, rename, redeem, purchase or otherwise acquire, hold, dispose of, resell, transfer, reissue or cancel (all without the vote or consent of the shareholders of the Corporation) shares of its issued or unissued capital stock, in any manner and to the extent now or hereafter permitted by Maryland General Law and by this Charter;

     (5) to do such further acts and to exercise any such further powers as may be necessary or appropriate for the accomplishment of the foregoing purposes; and

     (6) in general, to exercise the powers authorized to be exercised by corporations by Maryland General Law.

                                   ARTICLE III

                       PRINCIPAL OFFICE AND RESIDENT AGENT

     The post office address of the principal office of the Corporation in Maryland is c/o CSC - Lawyers Incorporating Service Company, a Maryland corporation with its principal address at 11 East Chase Street, Baltimore, Maryland 21202. The name of the resident agent of the Corporation in Maryland is such Service Company at such address.

                                   ARTICLE IV

                                  CAPITAL STOCK

     (1) The number of shares of capital stock that the Corporation has authority to issue is 1,000,000 shares, par value of $.001 per share, with an aggregate par value of $1,000. The capital stock is initially classified into one class, that of common stock.

     (2) The holders of capital stock shall be entitled to dividends and distributions in such amounts and at such times as may be determined by the Board. Dividends shall be declared and paid only out of net assets.

     (3) Each holder of a share of capital stock of the Corporation shall be entitled to one vote for each share registered in such holder's name on the books of the Corporation on the record date on each matter submitted to a vote of shareholders.

     (4) Pursuant to section 2-104(b)(5) of the Maryland General Corporation Law and subject to the requirements of the Investment Company Act of 1940, as amended, and any rules, regulations and orders issued thereunder (the "1940 Act"), the Corporation is authorized to take such action as is approved by a majority of the votes entitled to be cast by holders of capital stock of the Corporation notwithstanding any provision in such General Corporation Law requiring a greater proportion of such shareholder approval.

     (5) Upon a liquidation, dissolution or winding up of the Corporation, voluntary or involuntary, the holders of capital stock of the Corporation shall be entitled, after payment or provision for payment of the debts and other liabilities of the Corporation, to share ratably in the remaining assets of the Corporation.

     (6) Any fractional shares of capital stock shall carry proportionately the rights of a whole share including the right to vote and receive dividends provided that fractional shares shall not be issued.

     (7) The presence in person or by proxy of the holders of shares of capital stock entitled to cast one-third of the votes entitled to be cast shall constitute a quorum at any meeting of shareholders.

                                    ARTICLE V

              COMPOSITION AND CERTAIN POWERS OF BOARD OF DIRECTORS;

                    INDEMNIFICATION OF DIRECTORS AND OFFICERS

     (1) The initial number of directors of the Corporation shall be five, which number may be increased or decreased pursuant to the by-laws of the Corporation but shall not be less than the minimum number permitted by the general laws of Maryland. The names of the directors who shall act until their successors are duly elected and qualify are Aaron Brown, John Capela, Anne Miller, Rita Robbins and Paul Zarowin.

     (2) The Board is empowered to authorize the issuance from time to time of shares of capital stock for such consideration as the Board may deem advisable subject to such limitations as may be set forth in this Charter or by-laws of the Corporation or in Maryland General Law.

     (3) No holder of stock of the Corporation shall have, as such holder, any right to purchase any shares of the capital stock of the Corporation or any other security of the Corporation that it may issue or sell other than such right if any as the Board may determine.

     (4) Subject to the 1940 Act each director and officer of the Corporation shall be indemnified and advanced expenses by the Corporation to the fullest extent permitted by Maryland General Law.

     (5) Subject to the 1940 Act to the fullest extent of protections permitted by Maryland General Law, no director or officer of the Corporation shall be personally liable to the Corporation or its security holders for money damages. No amendment of this Charter shall limit or eliminate the protection provided to directors and officers under this provision in connection with any act or omission that occurred prior to such amendment.

     (6) Subject to the 1940 Act the Board may without shareholder approval adopt and amend the by-laws of the Corporation except a by-law provision if any stated to be subject to amendment only upon shareholder approval.

     (7) The Board may if permitted by Maryland General Law change the Corporation's name without shareholder approval.

                                   ARTICLE VI

                                   REDEMPTION

     (1) Each holder of shares of capital stock of the Corporation shall be entitled to require the Corporation to redeem any part of or all the shares of capital stock of the Corporation registered in the name of such holder on the books of the Corporation at the redemption price of such shares as in effect from time to time as may be determined by the Board in accordance with the provisions hereof, subject to the right of the Board to suspend the right of redemption of such shares or postpone the date of payment of such redemption price in accordance with the by-laws and Maryland General Law. The redemption price of shares of capital stock of the Corporation shall be the net asset value thereof as determined by the Board from time to time in accordance with the by-laws and Maryland General Law less fees if any as may be approved by the Board. Payment of the redemption price shall be made by the Corporation in cash at such time and in such manner as may be determined thereby.

     (2) The Corporation may at any time redeem the shares owned by any holder of capital stock of the Corporation (i) if the redemption is determined by the Board to be necessary or appropriate prevent the Corporation from being deemed a "personal holding company" within the meaning of the Internal Revenue Code of 1986, as amended, or (ii) if the value of the shares in the account maintained by the Corporation or its transfer agent for the shareholder is below the minimum amount determined by the Board and the shareholder has been given written notice of the redemption as required by Maryland General Law and has failed to make additional purchases of shares in an amount sufficient to bring the value in his account to at least such minimum amount before the redemption is effected by the Corporation.

                                   ARTICLE VII

                          BOARD DETERMINATIONS BINDING

     Any determination made in good faith, in accordance with generally accepted accounting principles, as the case may be, as to (i) the amount of assets, obligations or liabilities of the Corporation, (ii) the amount of net income of the Corporation from dividends and interest for any period or amounts at any time legally available for the payment of dividends, (iii) the amount of any reserves or charges set up and the propriety thereof, (iv) the timing or purpose of creating reserves, (v) the use, alteration or cancellation of any reserves or charges (whether or not any obligation or liability for which such reserves or charges have been created is paid or discharged), (vi) the cost of any security owned by the Corporation or (vii) any other matter relating to the issuance, sale, redemption or other acquisition or disposition of securities or shares of capital stock of the Corporation, and any determination made in good faith by the Board whether to purchase securities on "margin," or sell securities "short," or participate in any underwriting or selling group in connection with the public distribution of any securities, shall be final with respect to the holders of its capital stock, past, present and future, and shares of capital stock of the Corporation are issued on the understanding that all such determinations shall be binding on such holders provided that no provision of this Charter or the by-laws shall be effective to (a) waive compliance with any provision of the Securities Act of 1933, as amended, or the 1940 Act, or any rule, regulation or order of the Securities and Exchange Commission thereunder or (b) protect any director or officer of the Corporation against any liability to the Corporation or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, breach of fiduciary obligation, gross negligence or reckless disregard of the duties of his or her office.

                                  ARTICLE VIII

                               PERPETUAL EXISTENCE

     The duration of the Corporation shall be perpetual.

                                   ARTICLE IX

                                    AMENDMENT

     The Corporation reserves the right to amend this Charter pursuant to Maryland General Law including any amendment that alters the rights, as set forth in this Charter, of any outstanding shares of capital stock or substantially adversely affects a shareholder's rights. All rights conferred hereby to shareholders shall be subject to this reservation.

     In witness whereof the undersigned incorporator of The Allied Owners Action Fund Inc. hereby executes these Articles of Incorporation and acknowledges the same to be his act.

Dated:

July 2, 1999

                                             /s/ Aaron C. Brown
                                             -----------------------------
                                             Aaron C. Brown, Incorporator
                                             372 Central Park West, Suite 9M
                                             New York, NY  10025

     I hereby consent to my designation in this document as resident agent for this corporation.

     CSC-Lawyers Incorporating Service Company

                                             Signed

                                             By:  /s/ Doreen Haeselin
                                             -----------------------------
                                             Doreen Haeselin, Authorized
                                             Representative

                                                                       EXHIBIT B

                                     BY-LAWS

                                       OF

                       THE ALLIED OWNERS ACTION FUND INC.

                                    Article I

                                     Offices

     Section 1.01. Principal Office. The principal office of The Allied Owners Action Fund Inc. (the "Corporation") shall be located at 372 Central Park West, Suite 9M, New York, NY 10025.

     Section 1.02. Other Offices. The Corporation may have such other offices in such places as the Board of Directors from time to time may determine.

                                   Article II

                            Meetings of Stockholders

     Section 2.01. Annual Meeting. The Corporation shall not be required to hold an annual meeting of its stockholders in any year in which the election of directors is not required to be acted upon under the Investment Company Act of 1940, as amended (the "Investment Company Act"). In the event that the Corporation shall be required to hold an annual meeting of stockholders to elect directors by the Investment Company Act, such meeting shall be held no later than 120 days after the occurrence of the event requiring the meeting. Any stockholders' meeting held in accordance with this Section for all purposes shall constitute the annual meeting of stockholders for the year in which the meeting is held.

     Section 2.02. Special Meetings. Special meetings of the stockholders, unless otherwise provided by law, may be called for any purpose or purposes by a majority of the Board of Directors, the President, the Chairman or upon the written request of the holders of at least a majority of the outstanding shares of capital stock of the Corporation entitled to vote at such meeting if they comply with Section 2-502(b) of the Maryland General Corporation Law.

     Section 2.03. Place of Meetings. Meetings of the stockholders shall be held at such place within the United States as the Board of Directors from time to time may determine.

     Section 2.04. Notice of Meetings; Waiver of Notice. Notice of the place, date and time of the holding of each stockholders' meeting and, if the meeting is a special meeting, the purpose or purposes of the special meeting, shall be given personally or by mail, not less than 10 nor more than 90 days before the date of such meeting, to each stockholder entitled to vote at such meeting and to each other stockholder entitled to notice of the meeting. Notice by mail shall be deemed to be duly given when deposited in the United States mail addressed to the stockholder at his or her address as it appears on the records of the Corporation, with postage thereon prepaid.

     Notice of any meeting of stockholders shall be deemed waived by any stockholder who shall attend such meeting in person or by proxy, or who, either before or after the meeting, shall submit a signed waiver of notice which is filed with the records of the meeting. When a meeting is adjourned to another time and place, unless the Board of Directors, after the adjournment, shall fix a new record date for an adjourned meeting, or the adjournment is for more than 120 days after the original record date, notice of such adjourned meeting need not be given if the time and place to which the meeting shall be adjourned were announced at the meeting at which the adjournment is taken.

     Section 2.05. Quorum. The presence in person or by proxy of the holders of shares entitled to cast one-third of the votes entitled to be cast shall constitute a quorum at any meeting of stockholders, except with respect to any matter which requires approval by a separate vote of one or more classes or series of stock, in which case the presence in person or by proxy of the holders of shares entitled to cast one-third of the votes entitled to be cast by each class or series entitled to vote as a separate class or series shall constitute a quorum. In the absence of a quorum no business may be transacted, except that the holders of a majority of the shares of stock present in person or by proxy and entitled to vote may adjourn the meeting from time to time, without notice other than announcement thereat except as otherwise required by these by-laws, until the holders of the requisite amount of shares of stock shall be so present. At any such adjourned meeting at which a quorum may be present any business may be transacted which might have been transacted at the meeting as originally called. The absence from any meeting, in person or by proxy, of holders of the number of shares of stock of the Corporation in excess of a majority thereof which may be required by the general laws of the State of Maryland, the Investment Company Act, or other applicable statute, the Articles of Incorporation, or these by-laws, for action upon any given matter shall not prevent action at such meeting upon any other matter or matters which properly may come before the meeting, if there shall be present thereat, in person or by proxy, holders of the number of shares of stock of the Corporation required for action in respect of such other matter or matters.

     Section 2.06. Organization. At each meeting of the stockholders, the Chairman of the Board (if one has been designated by the Board), or in his or her absence or inability to act, the President, or in the absence or inability to act of the Chairman of the Board and the President, a Vice President, shall act as chairman of the meeting. The Secretary, or in his or her absence or inability to act, any person appointed by the chairman of the meeting, shall act as secretary of the meeting and keep the minutes thereof.

     Section 2.07. Order of Business. The order of business at all meetings of the stockholders shall be as determined by the chairman of the meeting.

     Section 2.08. Voting. Except as otherwise provided by statute or by the Articles of Incorporation, each holder of record of shares of stock of the Corporation having voting power shall be entitled at each meeting of the stockholders to one vote for every share of such stock standing in his or her name on the record of stockholders of the Corporation as of the record date determined pursuant to Section 2.09 or if such record date shall not have been so fixed, then at the later of (i) the close of business on the day on which notice of the meeting is mailed or (ii) the 30th day before the meeting.

     Each stockholder entitled to vote at any meeting of stockholders may authorize another person or persons to act for him or her by a proxy signed by such stockholder or his or her attorney-in-fact. No proxy shall be valid after the expiration of 11 months from the date thereof, unless otherwise provided in the proxy. Every proxy shall be revocable at the option of the stockholder executing it, except in those cases where such proxy states that it is irrevocable and where an irrevocable proxy is permitted by law. Except as otherwise provided by statute, the Articles of Incorporation or these by-laws, any corporate action to be taken by vote of the stockholders (other than the election of directors, which shall be by plurality vote) may be authorized by a majority of the total votes cast at a meeting of stockholders by the holders of shares present in person or represented by proxy and entitled to vote on such action.

     If a vote shall be taken on any question other than the election of directors, which shall be by written ballot, then unless required by statute or by these by-laws, or determined by the chairman of the meeting to be advisable, any such vote need not be by ballot. On a vote by ballot, each ballot shall be signed by the stockholder voting, or by his or her proxy, if there be such proxy, and shall state the number of shares voted.

     Section 2.09. Fixing of Record Date. The Board of Directors may set a record date for the purpose of determining stockholders entitled to vote at any meeting of the stockholders. The record date, which may not be prior to the close of business on the day the record date is fixed, shall be not more than 90 days nor less than 10 days before the date of the meeting of the stockholders. All persons who were holders of record of shares at such time, and not others, shall be entitled to vote at such meeting and any adjournment thereof.

     Section 2.10. Inspectors. The Board, in advance of any meeting of stockholders, may appoint one or more inspectors to act at such meeting or any adjournment thereof. If the inspectors shall not be so appointed or if any of them shall fail to appear or act, the chairman of the meeting may appoint inspectors. Each inspector, before entering upon the discharge of his or her duties, may be required to take and sign an oath to execute faithfully the duties of inspector at such meeting with strict impartiality and according to the best of his or her ability. The inspectors may be empowered to determine the number of shares outstanding and the voting powers of each, the number of shares represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the result and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the chairman of the meeting or any stockholder entitled to vote thereat, the inspectors shall make a report in writing of any challenge, request or matter determined by them and shall execute a certificate of any fact found by them. No director or candidate for the office of director shall act as inspector of an election of directors. Inspectors do not have to be stockholders.

     Section 2.11. Consent of Stockholders in Lieu of Meeting. Except as otherwise provided by statute or by the Articles of Incorporation, any action required to be taken at any meeting of stockholders or any action which may be taken at any meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote if the following are filed with the records of stockholders meetings: (i) a unanimous written consent which sets forth the action and is signed by each stockholder entitled to vote on the matter and (ii) a written waiver of any right to dissent signed by each stockholder entitled to notice of the meeting but not entitled to vote thereat.

                                   Article III

                               Board of Directors

     Section 3.01. General Powers. Except as otherwise provided in the Articles of Incorporation, the business and affairs of the Corporation shall be managed under the direction of the Board of Directors. All powers of the Corporation may be exercised by or under authority of the Board of Directors except as conferred on or reserved to the stockholders by law or by the Articles of Incorporation or these by-laws.

     Section 3.02. Number of Directors. The number of directors shall be fixed from time to time by resolution of the Board of Directors adopted by a majority of the entire Board of Directors; provided, however, that in no event shall the number of directors be less than the minimum permitted by the General Law of the State of Maryland nor more than fifteen. Any vacancy created by an increase in directors may be filled in accordance with Section 3.06. No reduction in the number of directors shall have the effect of removing any director from office prior to the expiration of his or her term unless such director is specifically removed pursuant to Section 3.05 at the time of such decrease. Directors do not need to be stockholders.

     Section 3.03. Election and Term of Directors. Directors shall be elected annually at a meeting of stockholders held for that purpose; provided, however, that if no meeting of the stockholders of the Corporation is required to be held in a particular year pursuant to Section 2.01, directors shall be elected at the next meeting held. The term of office of each director shall be from the time of his or her election and qualification until: (a) the election of directors next succeeding his or her election and until his or her successor shall have been elected and shall have qualified, (b) his or her death, (c) he or she shall have resigned, (d) he or she shall have been removed as hereinafter provided in these by-laws or (e) on such date as otherwise provided by statute or by the Charter.

     Section 3.04. Resignation. A director of the Corporation may resign at any time by giving written notice of his or her resignation to the Board, Chairman of the Board, President or Secretary. Any such resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be specified therein, immediately upon its receipt, and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

     Section 3.05. Removal of Directors. Any director of the Corporation may be removed with or without cause by the stockholders by a vote of a majority of the votes entitled to be cast for the election of directors.

     Section 3.06. Vacancies. Any vacancies in the Board, whether arising from death, resignation, removal, an increase in the number of directors or any other cause, may be filled by a vote of the majority of the Board of Directors then in office even though such majority is less than a quorum, provided that no vacancies shall be filled by action of the remaining directors, if after the filling of said vacancy or vacancies, less than two-thirds of the directors then holding office shall have been elected by the stockholders of the Corporation. In the event that at any time there is a vacancy in any office of a director which vacancy may not be filled by the remaining directors, a special meeting of the stockholders shall be held as promptly as possible and in any event within 60 days, for the purpose of filling said vacancy or vacancies.

     Section 3.07. Place of Meetings. Meetings of the Board may be held at such place as the Board from time to time may determine or as shall be specified in the notice of such meeting.

     Section 3.08. Regular Meetings. Regular meetings of the Board may be held without notice at such time and place as may be determined by the Board.

     Section 3.09. Special Meetings. Special meetings of the Board may be called by two or more directors or by the Chairman of the Board or the President.

     Section 3.10. Telephone Meetings. Members of the Board or of any committee thereof may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating in the meeting can hear each other at the same time. Subject to the applicable provisions of the Investment Company Act and Maryland General Corporation Law participation in a meeting by these means shall constitute presence in person at the meeting.

     Section 3.11. Notice of Special Meetings. Notice of each special meeting of the Board shall be given by the Secretary as hereinafter provided, in which notice shall be stated the time and place of the meeting. Notice of each such meeting shall be delivered to each director, either personally or by telephone or any standard form of telecommunication, at least 24 hours before the time at which such meeting is to be held, or by first-class mail, postage prepaid, addressed to him or her at his or her residence or usual place of business, at least three days before the day on which such meeting is to be held.

     Section 3.12. Waiver of Notice of Meetings. Notice of any special meeting need not be given to any director who, either before or after the meeting, shall sign a written waiver of notice which is filed with the records of the meeting or who shall attend such meeting. Except as otherwise specifically required by these by-laws, a notice or waiver or notice of any meeting need not state the purposes of such meeting.

     Section 3.13. Quorum and Voting. One-third, but not less than two (unless there is only one director), of the members of the entire Board shall be present in person at any meeting of the Board in order to constitute a quorum for the transaction of business at such meeting, and except as otherwise expressly required by statute, the Articles of Incorporation, these by-laws or the Investment Company Act, the act of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board. In the absence of a quorum at any meeting of the Board, a majority of the directors present thereat may adjourn such meeting to another time and place until a quorum shall be present thereat. Notice of the time and place of any such adjourned meeting shall be given to the directors who were not present at the time of the adjournment and, unless such time and place were announced at the meeting at which the adjournment was taken, to the other directors. At any adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally called.

     Section 3.14. Organization. The Board, by resolution adopted by a majority of the entire Board, may designate a Chairman of the Board, who shall preside at each meeting of the Board. In the absence or inability of the Chairman of the Board to preside at a meeting, the President or, in his or her absence or inability to act, another director chosen by a majority of the directors present, shall act as chairman of the meeting and preside thereat. The Secretary (or, in his or her absence or inability to act, any person appointed by the Chairman) shall act as secretary of the meeting and keep the minutes thereof.

     Section 3.15. Written Consent of Directors in Lieu of a Meeting. Subject to the provisions of the Investment Company Act, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing, and the writings or writing are filed with the minutes of the proceedings of the Board or committee.

     Section 3.16. Compensation. Directors may receive compensation for services to the Corporation in their capacities as directors or otherwise in such manner and in such amounts as may be fixed from time to time by the Board.

     Section 3.17. Investment Policies. It shall be the duty of the Board of Directors to direct that the purchase, sale, retention and disposal of portfolio securities and the other investment practices of the Corporation at all times are consistent with the investment policies and restrictions with respect to securities investments and otherwise of the Corporation, as recited in the Prospectus of the Corporation included in the Registration Statement of the Corporation, as recited in the current Prospectus and Statement of Additional Information of the Corporation, as filed from time to time with the Securities and Exchange Commission, and as required by the Investment Company Act. The Board, however, may delegate the duty of management of the assets and the administration of its day-to-day operations to an individual or corporate management company and/or investment adviser pursuant to a written contract or contracts which have obtained the requisite approvals, including the requisite approvals of renewals thereof, of the Board of Directors and/or the stockholders of the Corporation in accordance with the provisions of the Investment Company Act.

                                   Article IV

                                   Committees

     Section 4.01. Executive Committee. The Board, by resolution adopted by a majority of the entire board, may designate an Executive Committee consisting of two or more of the directors of the Corporation, which committee shall have and may exercise all of the powers and authority of the Board with respect to all matters other than:

     (a) the submission to stockholders of any action requiring authorization of stockholders pursuant to statute or the Articles of Incorporation,

     (b)  the filling of vacancies on the Board of Directors;

     (c) the fixing of compensation of the directors for serving on the Board or on any committee of the Board, including the Executive Committee;

     (d) the approval or termination of any contract with an investment adviser or principal underwriter, as such terms are defined in the Investment Company Act, or the taking of any other action required to be taken by the Board of Directors by the Investment Company Act;

     (e) the amendment or repeal of these by-laws or the adoption of new by-laws;

     (f) the amendment or repeal of any resolution of the Board which by its terms may be amended or repealed only by the Board;

     (g) the declaration of dividends and the issuance of capital stock of the Corporation; and

     (h) the approval of any merger or share exchange which does not require stockholder approval.

     The Executive Committee shall keep written minutes of its proceedings and shall report such minutes to the Board. All such proceedings shall be subject to revision or alteration by the Board; provided, however, that third parties shall not be prejudiced by such revision or alteration.

     Section 4.02. Other Committees of the Board. The Board of Directors from time to time, by resolution adopted by a majority of the whole Board, may designate one or more other committees of the Board, each such committee to consist of one or more directors and to have such powers and duties as the Board of Directors, by resolution, may prescribe.

     Section 4.03. General. One-third, but not less than two (unless there is only one member), of the members of any committee shall be present in person at any meeting of such committee in order to constitute a quorum for the transaction of business at such meeting, and the act of a majority present shall be the act of such committee. The Board may designate a chairman of any committee and such chairman or any two members of any committee may fix the time and place of its meetings unless the Board shall otherwise provide. In the absence or disqualification of any member of any committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or she or they constitute a quorum, unanimously may appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. The Board shall have the power at any time to change the membership of any committee, to fill all vacancies, to designate alternate members to replace any absent or disqualified member, or to dissolve any such committee. Nothing herein shall be deemed to prevent the Board from appointing one or more committees consisting in whole or in part of persons who are not directors of the Corporation; provided, however, that no such committee shall have or may exercise any authority or power of the Board in the management of the business or affairs of the Corporation, except as may be prescribed by the Board.

                                    Article V

                         Officers, Agents and Employees

     Section 5.01. Number and Qualifications. The officers of the Corporation shall be a President, a Secretary and a Treasurer, each of whom shall be elected by the Board of Directors. The Board of Directors may elect or appoint such other officers, assistant officers, agents and employees as it may deem necessary or proper. Any two or more offices may be held by the same person, except the offices of President and Vice President. Such officers shall be elected by the Board of Directors each year at a meeting of the Board of Directors, each to hold office for the ensuing year and until his or her successor shall have been duly elected and shall have qualified, or until his or her death, or until he or she shall have resigned, or have been removed, as hereinafter provided in these by-laws. Such officers and agents shall have such duties and shall hold their offices for such terms as may be prescribed by the Board or by the appointing authority.

     Section 5.02. Resignations. Any officer of the Corporation may resign at any time by giving written notice of resignation to the Board, the Chairman of the Board, President or the Secretary. Any such resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be specified therein, immediately upon its receipt; and, unless otherwise specified therein, the acceptance of such resignation shall be necessary to make it effective.

     Section 5.03. Removal of Officer, Agent or Employee. Any officer, agent or employee of the Corporation may be removed by the Board of Directors with or without cause at any time, and the Board may delegate such power of removal as to agents and employees not elected or appointed by the Board of Directors. Such removal shall be without prejudice to such person's contract rights, if any, but the appointment of any person as an officer, agent or employee of the Corporation shall not of itself create contract rights.

     Section 5.04. Vacancies. A vacancy in any office, whether arising from death, resignation, removal or any other cause, may be filled for the unexpired portion of the term of the office which shall be vacant, in the manner prescribed in these by-laws for the regular election or appointment to such office.

     Section 5.05. Compensation. The compensation of the officers of the Corporation shall be fixed by the Board of Directors, but this power may be delegated to any officer in respect of other officers under his or her control.

     Section 5.06. Bonds or Other Security. If required by the Board, any officer, agent or employee of the Corporation shall give a bond or other security for the faithful performance of his or her duties, in such amount and with such surety or sureties as the Board may require.

     Section 5.07. President. The President shall be the chief executive officer of the Corporation. The Corporation may elect a Chief Executive Officer in lieu of or in addition to a President, in which case such officer shall have the same duties, authority, rights and responsibilities as the office of President. In the absence of the Chairman of the Board (or if there be none), he or she shall preside at all meetings of the stockholders and of the Board of Directors. He or she shall have, subject to the control of the Board of Directors, general charge of the business and affairs of the Corporation. He or she may employ and discharge employees and agents of the Corporation, except such as shall be appointed by the Board, and he or she may delegate these powers.

     Section 5.08. Vice President. Each Vice President shall have such powers and perform such duties as the Board of Directors or the President from time to time may prescribe.

     Section 5.09. Treasurer. The Treasurer shall:

     (a) have charge and custody of, and be responsible for, all of the funds and securities of the Corporation, except those which the Corporation has placed in the custody of a bank or trust company or member of a national securities exchange (as that term is defined in the Securities Exchange Act of 1934, as amended) pursuant to a written agreement designating such bank or trust company or member of a national securities exchange as custodian of the property of the Corporation;

     (b) keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation;

     (c) cause all moneys and other valuables to be deposited to the credit of the Corporation;

     (d) receive, and give receipts for, moneys due and payable, to the Corporation from any source whatsoever;

     (e) disburse the funds of the Corporation and supervise the investment of its funds as ordered or authorized by the Board, taking proper vouchers therefor; and

     (f) in general, perform all of the duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him or her by the Board or the President.

The Corporation may elect a Chief Financial Officer in lieu of or in addition to a Treasurer, in which case such officer shall have the same duties, authority, rights and responsibilities as the office of Treasurer.

     Section 5.10. Secretary. The Secretary shall:

     (a) keep or cause to be kept in one or more books provided for the purpose, the minutes of all meetings of the Board, the committees of the Board and the stockholders;

     (b) see that all notices are duly given in accordance with the provisions of these by-laws and as required by law;

     (c) be custodian of' the records and the seal of the Corporation mid affix and attest the seal to all stock certificates of the Corporation (unless the seal of the Corporation on such certificates shall be a facsimile, as hereinafter provided) and affix and attest the seal to all other documents to be executed on behalf of the Corporation under its seal;

     (d) see that the books, reports, statements, certificates and other documents and records required by law to be kept and filed are properly kept and filed; and

     (e) in general, perform all of the duties incident to the office of Secretary and such other duties as from time to time may be assigned to him or her by the Board or the President.

     Section 5.11. Delegation of Duties. In case of the absence of any officer of the Corporation, or for any other reason that the Board may deem sufficient, the Board may confer for the time being the powers or duties, or any of them, of such officer upon any other officer or upon any director.

                                   Article VI

                                 Indemnification

     Section 6.01. General Indemnification. Each officer and director of the Corporation shall be indemnified by the Corporation to the full extent permitted under the Maryland General Corporation Law, except that such indemnity shall not protect any such person against any liability to the Corporation or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Absent a court determination that an officer or director seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, the decision by the Corporation to indemnify such person must be based upon the reasonable determination of independent legal counsel or the vote of a majority of a quorum of the directors who are neither "interested persons," as defined in
Section 2(a)(19) of the Investment Company Act, nor parties to the proceeding ("non-party independent directors"), after review of the facts, that such officer or director is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

     Each officer and director of the Corporation claiming indemnification within the scope of this Article VI shall be entitled to advances from the Corporation for payment of the reasonable expenses incurred by him or her in connection with proceedings to which he or she is a party in the manner and to the full extent permitted under the Maryland General Corporation Law without a preliminary determination as to his or her ultimate entitlement to indemnification (except as set forth below); provided, however, that the person seeking indemnification shall provide to the Corporation a written affirmation of his or her good faith belief that the standard of conduct necessary for indemnification by the Corporation has been met and a written undertaking to repay any such advance, if it should ultimately he determined that the standard of conduct has not been met, and provided further that at least one of the following additional conditions is met: (a) the person seeking indemnification shall provide a security in form and amount acceptable to the Corporation for his or her undertaking; (b) the Corporation is insured against losses arising by reason of the advance; (c) a majority of a quorum of non-party independent directors, or independent legal counsel in a written opinion, shall determine, based on a review of facts readily available to the Corporation at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

     The Corporation may purchase insurance on behalf of an officer or director protecting such person to the full extent permitted under the General Laws of the State of Maryland, from liability arising from his or her activities as officer or director of the Corporation. The Corporation, however, may not purchase insurance on behalf of any officer or director of the Corporation that protects or purports to protect such person from liability to the Corporation or to its stockholders to which such officer or director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

     The Corporation may indemnify, make advances or purchase insurance to the extent provided in this Article VI on behalf of an employee or agent who is not an officer or director of the Corporation.

     Section 6.02. Other Rights. The indemnification provided by this Article VI shall not be deemed exclusive of any other right, in respect of indemnification or otherwise, to which those seeking such indemnification may be entitled under any insurance or other agreement, vote of stockholders or disinterested directors or otherwise, both as to action by a director or officer of the Corporation in his or her official capacity and as to action by such person in another capacity while holding such office or position, and shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such person.

                                   Article VII

                                  Capital Stock

     Section 7.01. Stock Certificates. Each holder of stock of the Corporation shall be entitled upon request to have a certificate or certificates, in such form as shall be approved by the Board, representing the number of shares of stock of the Corporation owned by him or her, provided, however, that certificates for fractional shares will not be delivered in any case. The certificates representing shares of stock shall be signed by or in the name of the Corporation by the Chairman, President or a Vice President and by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer and sealed with the seal of the Corporation. Any or all of the signatures or the seal on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate shall be issued, it may be issued by the Corporation with the same effect as if such officer, transfer agent or registrar were still in office at the date of issue.

     Section 7.02. Books of Account and Record of Stockholders. There shall be kept at the principal executive office of the Corporation correct and complete books and records of account of all of the business and transactions of the Corporation.

     Section 7.03. Transfers of Shares. Transfers of shares of stock of the Corporation shall be made on the stock records of the Corporation only by the registered holder thereof, or by his or her attorney thereunto authorized by power of attorney duly executed and filed with the Secretary or with a transfer agent or transfer clerk, and on surrender of the certificate or certificates, if issued, for such shares properly endorsed or accompanied by a duly executed stock transfer power and the payment of all taxes thereon. Except as otherwise provided by law, the Corporation shall be entitled to recognize the exclusive right of a person in whose name any share or shares stand on the record of stockholders as the owner of such share or shares for all purposes, including, without limitation, the rights to receive dividends or other distributions, and to vote as such owner, and the Corporation shall not be bound to recognize any equitable or legal claim to or interest in any such share or shares on the part of any other person.

     Section 7.04. Regulations. The Board may make such additional rules and regulations, not inconsistent with these by-laws, as it may deem expedient concerning the issue, transfer and registration of certificates for shares of stock of the Corporation. It may appoint, or authorize any officer or officers to appoint, one or more transfer agents or one or more transfer clerks and one or more registrars and may require all certificates for shares of stock to bear the signature or signatures of any of them.

     Section 7.05. Lost, Destroyed or Mutilated Certificates. The holder of any certificates representing shares of stock of the Corporation shall immediately notify the Corporation of any loss, destruction or mutilation of such certificate, and the Corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it which the owner thereof shall allege to have been lost or destroyed or which shall have been mutilated, and the Board, in its discretion, may require such owner or his or her legal representatives to give to the Corporation a bond in such sum, limited or unlimited, and in such form and with such surety or sureties, as the Board in its absolute discretion shall determine, to indemnify the

Corporation against any claim that may be made against it on account of the alleged loss or destruction of any such certificate, or issuance of a new certificate. Anything herein to the contrary notwithstanding, the Board, in its absolute discretion, may refuse to issue any such new certificate, except pursuant to legal proceedings under the laws of the State of Maryland.

     Section 7.06. Fixing of a Record Date for Dividends and Distributions. The Board may fix, in advance, a date not more than 90 days preceding the date fixed for the payment of any dividend or the making of any distribution or the allotment of rights to subscribe for securities of the Corporation, or for the delivery of evidences of rights or evidences of interests arising out of any change, conversion or exchange of common stock or other securities, as the record date for the determination of the stockholders entitled to receive any such dividend, distribution, allotment, rights or interests, and in such case only the stockholders of record at the time so fixed shall be entitled to receive such dividend, distribution, allotment, rights or interests.

     Section 7.07. Information to Stockholders and Others. Any stockholder of the Corporation or his or her agent may inspect and copy during usual business hours the Corporation's by-laws, minutes of the proceedings of its stockholders, annual statements of its affairs, and voting trust agreements on file at its principal office.

                                  Article VIII

                                      Seal

     The seal of the Corporation shall be circular in form and shall bear, in addition to any other emblem or device approved by the Board of Directors, the name of the Corporation, the year of its incorporation and the words "Corporate Seal" and "Maryland." Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

                                   Article IX

                                   Fiscal Year

     The Board of Directors shall have the power from time to time to fix the fiscal year of the Corporation by a duly adopted resolution.

                                    Article X

                           Depositories and Custodians

     Section 10.01. Depositories. The funds of the Corporation shall be deposited with such banks or other depositories as the Board of Directors of the Corporation from time to time may determine,

     Section 10.02. Custodians. All securities and other investments shall be deposited in the safekeeping of such banks or other companies as the Board of Directors of the Corporation may from time to time determine. Every arrangement entered into with any bank or other company for the safekeeping of the securities and investments of the Corporation shall contain provisions complying with the Investment Company Act and the general rules and regulations thereunder.

                                   Article XI

                            Execution of Instruments

     Section 11.01. Checks, Notes, Drafts, etc. Checks, notes, drafts, acceptances, bills of exchange and other orders or obligations for the payment of money shall be signed by such officer or officers or person or persons as the Board of Directors from time to time shall designate by resolution.

     Section 11.02. Sale or Transfer of Securities. Stock certificates, bonds or other securities at any time owned by the Corporation may be held on behalf of the Corporation or sold, transferred or otherwise disposed of subject to any limits imposed by these by-laws and pursuant to authorization by the Board and, when so authorized to be held on behalf of the Corporation or sold, transferred or otherwise disposed of, may be transferred from the name of the Corporation by the signature of the President or a Vice President or the Treasurer or pursuant to any procedure approved by the Board of Directors, subject to applicable law.

                                   Article XII

                         Independent Public Accountants

     The firm of independent public accountants which shall sign or certify the financial statements of the Corporation which are filed with the Securities and Exchange Commission shall be selected annually by the Board of Directors and, if required by the provisions of the Investment Company Act, ratified by the stockholders.

                                  Article XIII

                                Annual Statement

     The books of account of the Corporation shall be examined by an independent firm of public accountants at the close of each annual period of the Corporation and at such other times as may be directed by the Board. A report to the stockholders based upon each such examination shall be mailed to each stockholder of the Corporation of record on such date with respect to each report as may be determined by the Board, at his or her address as the same appears on the books of the Corporation. Such annual statement shall also be available at any annual meeting of stockholders and shall be placed on file at the Corporation's principal office in the State of Maryland, and if no annual meeting is held pursuant to Section 2.01, such annual statement of affairs shall be placed on file at the Corporation's principal office within 120 days after the end of the Corporation's fiscal year. Each such report shall show the assets and liabilities of the Corporation as of the close of the annual or quarterly period covered by the report and the securities in which the funds of the Corporation were then invested. Such report also shall show the Corporation's income and expenses for the period from the end of the Corporation's preceding fiscal year to the close of the annual or quarterly period covered by the report and any other information required by the Investment Company Act, and shall set forth such other matters as the Board or such firm of independent public accountants shall determine.

                                   Article XIV

                                   Amendments

     These by-laws or any of them may be amended, altered or repealed by the affirmative vote of a majority of the Board of Directors. The stockholders shall have no power to make, amend, alter or repeal by-laws.

                                                                       EXHIBIT C


            Shareholders agreement dated as of the date set forth on the signature page between Aaron C. Brown ("Brown"), residing at 215 W. 91st St., New York, New York 10024, and Martin Stoller ("Stoller"), residing at 147 Robsart Place, Kenilworth, Illinois 60043 (Brown and Stoller are sometimes referred to as the shareholders and individually as a shareholder)

Whereas the shareholders have formed eRaider.com Inc., a Delaware corporation (the "Company"), that is intended among other business matters to coordinate oversight via the Internet by shareholders of The Allied Owners Action Fund Inc., a newly-formed mutual fund, and wish to set forth certain rights and obligations with respect to their share ownership;

Now therefore the parties agree as follows:

1.  Stock

     1.1. Stock Purchase. Upon execution hereof each shareholder shall purchase 1,000 shares of the Company's common stock at $5 per share for a total capital investment by each shareholder of $5,000.

     1.2. Legend on Shares. The secretary of the Company shall place the following legend on each share certificate prior to its delivery to a shareholder:

          "The shares of stock evidenced by this certificate may not be transferred, pledged, assigned or encumbered except in accordance with the terms of the shareholders agreement to which the registered owner is a party.

     1.3. Additional Stock Purchases. Additional stock purchases may be mutually agreed upon from time to time by the shareholders in which event, absent agreement to the contrary, their purchases shall be equal provided that if the parties cannot agree on the need for additional capital, one shareholder may after 60 days' notice to the other contribute what he considers to be minimally necessary to the capital of the Company, in which event such shareholder shall be issued additional shares of common stock to reflect his increased equity in the Company in proportion to the shareholders' relative capital contributions, and provided further that in the event of such additional capital contribution by a shareholder the other shareholder may, within six months, reimburse the contributing shareholder for 50% of his additional capital contribution, in which event additional shares of common stock shall be issued to reflect their equal equity ownership of the Company.

2. Directors; Governance

     2.1. Directors.The Company shall initially have two directors. Each shareholder shall be entitled to nominate one director including to fill a vacancy caused by the resignation or death of a director so nominated and shall vote for the director nominated by the other.

     2.2. Governance. The Company's board of directors shall initially be comprised of Brown and Stoller and board decisions including all decisions on major matters shall be taken only upon the unanimous vote of the shareholders provided that, subject to board oversight, Brown shall be in charge of day-to-day management of the Company and shall have authority to perform the necessary acts including those set forth in section 2.4 to carry on the business of the Company on a single-signature basis. Among other matters within the normal cognizance of the board, the Company shall not pay shareholder salaries or dissolve or (except pursuant to section 1.3) issue additional shares or transfer any substantial portion of the assets of the Company without unanimous board approval.

     2.3. Officers. The Company shall have a president, vice president, secretary and treasurer whose responsibilities and duties shall be as determined from time to time by the board, and may have such additional officers as the board from time to time determines. The initial officers of the Company shall be:

            President                           Aaron Brown

            Vice President                      Melissa Stoller

            Secretary                           Martin Stoller

            Treasurer                           Deborah Pastor

Such person shall serve in such positions at the discretion of the board, and their replacements shall be made by the board.

     2.4. Day-to-Day Management. As part of his day-to-day management responsibilities (subject to review and modification by the board) Brown shall:

       2.4.1. engage all employees necessary to manage the ordinary business and affairs of the Company;

       2.4.2. pay and discharge all indebtedness;

       2.4.3. prepare and file all requisite tax returns required by governmental authorities having jurisdiction over the operations and the Company, and pay and discharge all taxes and assessments levied and assessed against the Company's assets;

       2.4.4. keep all books of account and other appropriate and required books and records;

       2.4.5. coordinate the services of all employees, consultants, accountants, attorneys and other persons necessary or appropriate to carry out the business of the Company;

       2.4.6. maintain all funds of the Company in a separate account or accounts at a bank or banks selected by the Company;

       2.4.7. perform such other duties and functions consistent with the provisions of this agreement and as may be reasonably necessary or appropriate to carry out the objects and purposes of the Company, including sales and marketing activities.

3. Accounting and Tax Matters. The Company shall adopt the accrual method of accounting and maintain its books and records at its principal office. Brown shall be responsible for preparing or causing to be prepared and making or causing to be made timely filings of all necessary tax returns.

4. Disposition of Earnings. Upon board decision and subject to reasonable reserve for proximate capital needs, earnings available for the purpose may be distributed as dividends to the shareholders.

5. Restrictions on Transfers

     5.1. First Refusal; Co-Sale. Neither shareholder may transfer any shares held by him without first offering by notice such shares to the other shareholder who shall have 60 days to determine whether to purchase such shares in whole or part, in which event, upon declination to purchase all the shares so offered such initiating shareholder may sell such shares to a third party upon the price and settlement terms offered to the other shareholder provided such sale closes within three months, provided further that the declining shareholder shall have a right of pro rata co-sale with respect to any such sale by the other and provided further that such first refusal right shall not apply to transfer to a trust whose beneficiary is a shareholder wife or child (or stepchild) or to a spouse or child (or stepchild).

     5.2. Incompetence; Bankruptcy. Upon the adjucated incompetency of a shareholder or filing of a petition in bankruptcy, the other shareholder shall have an option continuing throughout such incompetency or until discharge in bankruptcy to purchase at fair market value all or any portion of the common stock held by such shareholder, with fair market value being determined by a "Big 5" accounting firm or a "first bracket" underwriting firm selected by notice by the purchasing shareholder who shall be responsible for its fees and disbursements provided that within 10 days of such notice the guardian or other shareholder as the case may be may seek agreement to use another firm and to share such expenses in which case, failing agreement within 15 days on another firm, the guardian or other shareholder may select at its own expense for such determination another firm so qualified, in which case fair market value shall be the average of the two figures so determined. During the period of incompetency or bankruptcy the shares of common stock held by such shareholder shall be voted by the other.

     5.3. Death. Upon the death of a shareholder the other shareholder shall have an option exercisable within 9 months of death to purchase at fair market value all or any portion of the common stock held by such shareholder, with fair market value being determined pursuant to section 5.2. During such 9-month period, or until such shares are purchased by the shareholder, the shares of common stock held by the estate or any legatee or beneficiary shall be voted by the surviving shareholder.

     5.4. Disability. Upon the disability of a shareholder (defined to mean the substantial inability for at least 6-consecutive months or 9 months in a 12-month period by reason of injury or illness to perform such shareholder's duties with respect to the Company), the other shareholder shall have the option exercisable for 12 months after the lapse of such 9-consecutive month period or the passage of such 9th month as the case may be to purchase all or a portion of the shares of common stock of the disabled shareholder at fair market value, with fair market value being determined pursuant to section 5.2.

     5.5. Precedence. Options resulting from incompetency, bankruptcy, death or disability shall take precedence over a right of first refusal.

     5.6. Co-Sale. Each shareholder shall have a right of pro rata co-sale with respect to any sale of common stock by the other including a sale following a declination to exercise a first refusal right.

     5.7. Transfer of Entire Position. If a shareholder proposes to sell his entire common stock position, at the option of the other shareholder such sale may not occur unless the selling shareholder arranges for his buyer (or others) to also acquire all common stock held by the other shareholder.

     5.8. Successors and Transferees Bound. Successors to the shareholders and transferees of common stock hereunder (except a transferee or transferees acquiring all common stock pursuant to section 5.7) shall be bound by this agreement and shall as a condition to transfer execute this agreement.

     5.9. Payments. Payment for shares of common stock purchased pursuant to sections 5.1 - 5.4 shall be in cash at the closing provided that if the payment required exceeds $100,000, payment of 80% thereof may be made pursuant to a series up to four promissory notes requiring payment of at least 25% of the balance at the end of each calendar quarter after closing.


6. Miscellaneous. Notices hereunder shall be effective if given by fax to a number supplied by notice, personal delivery or by overnight mail to the shareholder's residence set forth in the preamble (or such other address furnished by notice). This agreement constitutes the entire agreement between the parties with respect to its subject matter. No amendment shall be effective unless in writing and signed by the parties. New York law shall govern. Friedman Siegelbaum LLP has acted as counsel to the Company in the preparation of this agreement and has advised each shareholder of his right to retain to independent legal counsel to review this agreement. Each shareholder represents that he has either consulted with independent counsel or waived his right to so consult. This agreement may be executed in counterparts.

The parties have executed this agreement intending to be legally bound as of the date set forth below.

Dated:

November __, 1999

------------------------

Aaron C. Brown

------------------------

Martin Stoller

Approved:

eRaider.com Inc.

by
   ---------------------

                                                                       EXHIBIT D

                              MANAGEMENT AGREEMENT

          Management Agreement dated as of the date set forth on the signature page between The Allied Owners Action Fund Inc., a Maryland corporation (the "Fund"), and Privateer Asset Management Inc., a Delaware corporation (the "Manager")

     Whereas the Fund is expected to be engaged in business as a diversed, open-end investment company to be registered under the Investment Company Act of 1940, as amended (the "Investment Company Act");

     Whereas the Manager is engaged principally in rendering management and investment advisory services and is expected to be registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act");

     Whereas the Fund wishes to retain the Manager to provide management and investment advisory services to the Fund in the manner and on the terms hereinafter set forth; and

     Whereas the Manager is willing to provide such services to the Fund on such terms and conditions hereinafter set forth;

     Now therefore the parties hereby agree as follows:

     1. Appointment and Duties of Manager. The Fund hereby appoints the Manager, and the Manager accepts such appointment, to act as a manager of and investment adviser to the Fund and to furnish or arrange for affiliates or third parties to furnish the management and investment advisory services described below, subject to the policies and overall control of the board of directors of the Fund (the "Board") on the terms set forth in this Agreement. The Manager shall at its own expense provide or arrange for the provision of such services, and assume the obligations set forth, for the compensation provided for hereunder. The Manager and its affiliates if any shall be deemed to be an independent contractor and shall, unless expressly authorize or as contemplated hereby have no authority to act for or represent the Fund or otherwise be deemed an agent of the Fund.

     2. Management and Administrative Services. The Manager shall provide (or arrange for affiliates or third parties to provide) management and administrative services necessary or appropriate for the operation of the Fund including the administration of shareholder accounts and handling shareholder relations. The Manager shall provide the Fund with office space, equipment and facilities and such other services as the Manager shall from time to time determine to be necessary or appropriate to perform its obligations under this Agreement. The Manager shall also, on behalf of the Fund, maintain relations with custodians, depositories, transfer agents, dividend disbursing agents, other shareholder service agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons determined by the Manager to be necessary or appropriate for the performance of its duties hereunder. The Manager shall monitor the Fund's compliance with investment policies and restrictions set forth in the current prospectus and statement of additional information relating to the shares of the Fund under the Securities Act of 1933, as amended (the "Prospectus" and "Statement of Additional Information," respectively). The Manager shall make reports to the Board relating to the performance of its obligations hereunder and furnish advice and recommendations with respect to other aspects of the business and affairs of the Fund as it shall determine to be appropriate.


     3. Investment Advisory Services. (a) The Manager shall provide (or arrange for affiliates or third parties to provide) the Fund with such investment research, advice and supervision as it may from time to time consider necessary or appropriate for the proper deployment and supervision of the assets of the Fund, shall furnish and regularly update as appropriate an investment program for the Fund and to determine from time to time which securities shall be purchased, sold or exchanged and the portion of the assets of the Fund to be held in the various portfolio securities the Fund, or in cash, subject to the restrictions set forth in the articles of incorporation and by-laws of the Fund, as amended from time to time, the provisions of the Investment Company Act and the statements relating to the Fund's investment objectives, investment policies and investment restrictions set forth in the Prospectus and Statement of Additional Information.

     (b) The Manager shall also make decisions for the Fund as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Fund's portfolio securities are exercised provided that if the Board notifies the Manager in writing regarding investment policy the Manager shall be bound by such determination for the period if any specified in such notice or until similarly notified that such determination has been amended or such notice withdrawn. The Manager shall take on behalf of the Fund all actions that it deems necessary or appropriate to implement the investment policies of the Fund and to place all orders for the purchase or sale of portfolio securities for the Fund's account with brokers or dealers selected by it and, to that end, the Manager is authorized to give instructions to the custodian of the Fund as to deliveries of securities and payments of cash for the account of the Fund. In connection with the selection of such brokers or dealers and the placing of such orders with respect to assets of the Fund, the Manager shall seek to obtain best execution within the policy guidelines determined by the Board and as set forth in the Prospectus and Statement of Additional Information. Subject to this requirement and the provisions of the Investment Company Act, the Securities Exchange Act of 1934, as amended, and other applicable provisions of law, the Manager may select brokers or dealers with which it or the Fund is affiliated.

     4. Notice Upon Change in Control of Manager. The Manager represents to the Fund that it is a Delaware corporation and that Aaron C. Brown and Martin Stoller own 100% of its outstanding shares. The Manager shall promptly notify the Fund of any change in control of the Manager.

     5. Allocation of Charges and Expenses. (a) The Manager. The Manager shall pay for maintaining the staff and personnel necessary to perform its obligations under this Agreement, and shall at its own expense provide the office space, equipment and facilities that it is obligated to provide hereunder and pay all compensation of officers and employees of the Fund.

     (b) The Fund. The Fund shall pay (or reimburse the Manager for) or cause to be paid all other expenses of the Fund including redemption expenses, expenses of portfolio transactions, expenses or registering shares under federal and state securities laws, pricing costs (including the daily calculation of net asset value), expenses of printing shareholder reports, stock certificates, prospectuses and statements of additional information, Securities and Exchange Commission fees, interest, taxes, custodian and transfer agency fees, fees and actual out-of-pocket expenses of directors who are not affiliated persons of the Manager, fees for legal accounting and audit services, litigation expenses, costs of printing proxies and other expenses related to shareholder meetings, and other expenses properly payable by the Fund.

     3. Compensation of Manager. For its services hereunder including the facilities and expenses assumed by the Manager, the Fund shall pay to the Manager at the end of each month a fee of 1/12th of 1% of the average daily value of the net assets of the Fund for the preceding month, determined in accordance with the determination of net asset value set forth in the Prospectus and Statement of Additional Information provided that if this Agreement become effective subsequent to the first day of a month or terminates before the last day of a month, monthly compensation for such shall be prorated in a manner consistent with the calculation of the fee as set forth above. During any period when the determination of net asset value is suspended by the Fund, the net asset value of a share as of the last business day prior to such suspension shall for this purpose be deemed to be the net asset value at the close of each succeeding business day until it is again determined.

     4. Sub-Advisory Agreement. The Manager may enter into separate sub-advisory agreements for sub-advisory services and pay to such sub-adviser compensation for such services out of the compensation received hereunder provided that the term of such sub-advisory agreement shall not extend beyond this Agreement.

     5. Limitation of Liability of Manager. The Manager shall not be liable for any error of judgment or mistake or for any loss arising out of any investment or for any act or omission in the management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or for breach of fiduciary duty or by reason of reckless disregard of its obligations hereunder. For the purposes of this section Manager shall include any affiliates of the Manager performing services for the Fund contemplated hereby and directors, officers and employees of the Manager and such affiliates.

     6. Outside Activities of Manager. The Manager and any affiliate are free to render to others the service or services similar to those called for hereunder. Directors, officers, employees and shareholders of the Fund are or may become interested in the Manager and its affiliates as directors, officers, employees and shareholders of the Manager and they and their directors, officers, employees and shareholders may become shareholders of the Fund.

     7. Duration and Termination. (a) This Agreement shall become effective as of the date and shall continue in force for two years provided that it shall continue thereafter only upon Board approval or approval by majority vote of the outstanding voting securities of the Fund.

     (b) This Agreement may be terminated at any time, without payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Fund, on 60 days' written notice to the Manager. The Manager may terminate this Agreement on 60 days' written notice to the Fund, provided that such notice may not be given prior to the first anniversary of the effective date of the Fund's registration statement. This Agreement may not be assigned and shall automatically terminate in the event of its assignment.

     8. Amendments. This Agreement may be amended by the parties upon approval by (i) a majority of outstanding voting securities of the Fund and (ii) the Board upon a vote cast in person at a meeting called for the purpose of voting thereon.

     9. Board Determinations. References herein to a required vote or determination by the Board shall mean the affirmative majority votes of both the Board's members and the group comprising the disinterested members thereof, the latter defined as members of the Board who have no direct or indirect financial interest in the operation of the Fund or in any agreement related thereto, and additionally who are not "interested persons" with respect to the Fund as defined in section 2(19)(A) of the Investment Company Act.

     10. Definition of Certain Terms. The terms "vote of a majority of the outstanding voting securities," "assignment," "affiliated person" and "interested person," when used in this Agreement, shall have the respective meanings given in the Investment Company Act and subject to such exemptions as may be granted by the Securities and Exchange Commission thereunder.

     11. Governing Law. This Agreement shall be construed in accordance with the law of New York and the Investment Company Act provided that if New York law conflicts with the Investment Company Act, the latter shall control.

     The parties hereto have executed and delivered this Agreement as of the day and year set forth below.

Dated:                                      The Allied Owners Action Fund Inc.

August    , 1999                            by
       ---                                     --------------------------------

                                            Privateer Asset Management Inc.

                                            by
                                               --------------------------------

                                                                       EXHIBIT E

                                       N/A

                                                                       EXHIBIT F



                                       N/A

                                                                       EXHIBIT G




                          MUTUAL FUND CUSTODY AGREEMENT

     This AGREEMENT is entered into as of December 1, 1999, between Allied Owners Action Fund Inc. (the "Fund"), a Maryland Corporation, having its principal office and place of business at 372 Central Park West, Suite 9M, New York, NY 10025 and Union Bank of California, N.A. (the "Bank"), a National Banking Association organized under the laws of the United States with its principal place of business at 350 California Street, San Francisco, CA 94104.

In consideration of the mutual promises set forth below, the Fund and the Bank agree as follows:

1.   Definitions.

Whenever used in this Agreement or in any Schedules to this Agreement, the words and phrases set forth below shall have the following meanings, unless the context otherwise requires:

     1.1 "Authorized Person" shall be deemed to include the President, and any Vice President, the Secretary, the Assistant Secretary, the Treasurer and any Assistant Treasurer of the Fund, or any other person, including persons employed by the Investment Adviser, whether or not any such person is an officer of the Fund, duly authorized by the Board of Directors of the Fund to give Oral Instructions and Written Instructions on behalf of the Fund and listed in the certification annexed hereto as Schedule A or such other successor certification as may be received by the Bank from time-to-time.

     1.2 "Book-Entry System" shall mean the Federal Reserve/Treasury book-entry system for United States and federal agency securities, its successor or successors and its nominee or nominees.

     1.3 "Depository" shall mean The Depository Trust Company ("DTC"), a clearing agency registered with the Securities and Exchange Commission under
Section 17(a) of the Securities Exchange Act of 1934, as amended, its successor or successors and its nominee or nominees, in which the Bank is hereby specifically authorized to make deposits. The term "Depository" shall further mean and include any other person to be named in Written Instructions authorized to act as a depository under the 1940 Act, its successor or successors and its nominee or nominees.

     1.4 "Money Market Security" shall be deemed to include, without limitation, debt obligations issued or guaranteed as to interest and principal by the Government of the United States or agencies or instrumentalities thereof, and repurchase and reverse repurchase agreements with respect to any of the foregoing types of securities, commercial paper, bank certificates of deposit, bankers' acceptances and short-term corporate obligations, where the purchase or sale of such securities normally requires settlement in federal funds on the same day as such purchase or sale.

     1.5 "Prospectus" shall mean the Series' current prospectus and statement of additional information relating to the registration of the Series' Shares under the Securities Act of 1933, as amended.

     1.6 "Security" or "Securities" shall be deemed to include bonds, debentures, notes, stocks, shares, evidences of indebtedness, and other securities and investments from time-to-time owned by each Series.

     1.7 "Shares" refers to the shares of beneficial interest of a Series of the Fund.

     1.8 "Series" refers to Funds shown on Schedule B, attached hereto and made a part hereof by this reference, and any such other Series as may from time-to-time be created and designated in accordance with the provisions of the Articles of Incorporation.

     1.9 "Transfer Agent" shall mean the person which performs the transfer agent, dividend disbursing agent and shareholder servicing agent functions for the Fund.

     1.10 "Written Instructions" shall mean a written or electronic communication actually received by the Bank from an Authorized Person or from a person reasonably believed by the Bank to be an Authorized Person by telex or any other such system whereby the receiver of such communication is able to verify through codes or otherwise with a reasonable degree of certainty the authenticity of the sender of such communication.

     1.11 The "1940 Act" refers to the Investment Company Act of 1940, and the rules and regulations thereunder, all as amended from time-to-time.

2.   Appointment of Custodian.

     2.1 The Fund hereby constitutes and appoints the Bank as Custodian of all the Securities and moneys owned by or in the possession of the Fund during the period of this Agreement.

     2.2 The Bank hereby accepts appointment as Custodian for the Fund and agrees to perform the duties thereof as hereinafter set forth.

3.   Compensation.

     3.1 The Fund will compensate the Bank for its services rendered under this Agreement in accordance with the fees set forth in the Fee Schedule attached as Schedule C and made a part of this Agreement by this reference.

     3.2 The parties to this Agreement will agree upon the compensation for acting as Custodian for any Series hereafter established and designated, and at the time that the Bank commences serving as such for said Series, such agreement shall be reflected in a Fee Schedule for the Fund, which shall be attached to Schedule C of this Agreement.

     3.3 Any compensation agreed to hereunder may be adjusted from time-to-time by not less than 90 days advance written notice of such fee increase from Bank to Fund.

     3.4 The Bank will bill the Fund as soon as practicable after the end of each month, and said billings will be detailed in accordance with the Fee Schedule. The Fund will promptly pay to the Bank the amount of such billing. In the event such bill is not promptly paid, the Bank may charge against any money specifically allocated to the Fund such compensation and any expenses incurred by the Bank in the performance of its duties pursuant to such agreement. The Bank shall also be entitled to charge against any money held by it and specifically allocated to the Fund the amount of any loss, damage, liability or expense incurred with respect to such Fund, including counsel fees, for which it shall be entitled to reimbursement under the provision of this Agreement.

     The expenses which the Bank may charge against such account include, but are not limited to, the expenses of Sub-Custodians and foreign branches of the Bank incurred in settling transactions outside of San Francisco or New York City involving the purchase and sale of Securities of the Fund.

4.   Custody of Cash and Securities.

     4.1 Receipt and Holding of Assets. The Fund will deliver or cause to be delivered to the Bank all Securities and moneys owned by it, including cash received from the issuance's of its Shares, at any time during the period of this Agreement and shall specify the Series to which the Securities and moneys are to be specifically allocated. The Bank shall physically segregate and keep apart on its books, the assets of each Series, including separate identification of Securities held in the Book-Entry System. The Bank will not be responsible for such Securities and moneys until actually received by it. The Fund shall instruct the Bank from time-to-time in its sole discretion, by means of Written Instructions as to the manner in which and in what amounts Securities and moneys of a Series are to be deposited on behalf of such Series in the Book-Entry System or the Depository and specifically allocated on the books of the Bank to such Series. Securities and moneys of the Fund deposited in the Book-Entry System or the Depository will be represented in accounts which include only assets held by the Bank for customers, including but not limited to accounts in which the Bank acts in a fiduciary or representative capacity.

     4.2 Accounts and Disbursements. The Bank shall establish and maintain a separate account for each Series and shall credit to the separate account of each Series all moneys received by it for the account of such Series and shall disburse the same only:

       4.2.1 In payment for Securities purchased for such Series, as provided in Section 5 hereof;

       4.2.2 In payment of dividends or distributions with respect to the Shares of such Series;

       4.2.3 In payment of original issue or other taxes with respect to the Shares of such Series;

       4.2.4  In payment for Shares which have been redeemed by such Series;

       4.2.5 Pursuant to Written Instructions, setting forth the name of such Series, the name and address of the person to whom the payment is to be made, the amount to be paid and the purpose for which payment is to be made; or

       4.2.6 In payment of fees and in reimbursement of the expenses and liabilities of the Bank attributable to such Series.

     4.3 Confirmations and Statements. Promptly after the close of business each day, the Bank shall make available to the Fund information with respect to all transfers to and from the account of a Series during that day. The Bank need not send written confirmation or a summary of all such transfers to or from the account of each Series. Provided, however, that upon the written request of Fund, Bank shall provide within 5 business days of such written request a copy of any confirmations which include transactions of the Fund. At least monthly, the Bank shall furnish the Fund with a detailed statement of the Securities and moneys held for each Series under this Agreement.

     4.4  Registration of Securities and Physical Separation.

     All Securities held for a Series which are issued or issuable only in bearer form, except such Securities as are held in the Book-Entry System, shall be held by the Bank in that form; all other Securities held for a Series may be registered in the name of any duly appointed registered nominee of the Bank as the Bank may from time-to-time determine, or in the name of the Book-Entry System or the Depository of their successor or successors, or their nominee or nominees. When a reference is made in this Agreement to an action to be taken by Bank, it is understood by the parties that the action may be taken directly or in the case of book-entry Securities, through the appropriate depository. The Fund agrees to furnish to the Bank appropriate instruments to enable the Bank to hold or deliver in proper form for transfer, or to register in the name of its registered nominee or in the name of the Book-Entry System or the Depository, any Securities which it may hold for the account of a Series. The Bank (or its Sub-Custodians) shall hold all such Securities specifically allocated to a Series which are not held in the Book-Entry System or the Depository in a separate account for such Series in the name of such Series physically segregated at all times from those of any other person or persons. Where Securities purchased by a Series are in a fungible bulk of Securities registered in the name of the Bank (or its nominee) or shown on the Bank's account on the books of the Depository or the Book-Entry System, the Bank shall by book entry or otherwise identify the quantity of those Securities belonging to such Series.

     4.5 Collection of Income and Other Matters Affecting Securities. Unless otherwise instructed to the contrary by Written Instructions, the Bank shall with respect to all Securities held for a Series in accordance with this
Agreement:

       4.5.1 Collect all income due or payable and credit such income promptly on the contractual settlement date, whether or not actually received, to the account of the appropriate Series, except for income from foreign issues. Income which has not been collected after reasonable effort, within a time agreed upon between the parties, shall be repaid to the Bank pending final collection at such date as may be mutually agreed upon by the Fund and the Bank.

       4.5.2 Present for payment and collect the amount payable upon all Securities which may mature or be called, redeemed or retired, or otherwise become payable. Bank shall make a good faith effort to inform Fund of any call, redemption or retirement date with respect to Securities which are owned by a Series and held by the Bank or its nominee. Notwithstanding the foregoing, the Bank shall have no responsibility to the

Fund or a Series for monitoring or ascertaining of any call, redemption or retirement date with respect to Securities which are held by a Series and held by Bank or its nominee. Nor shall the Bank have any responsibility or liability to the Fund or to a Series for any loss by a Series for any missed payment or other default resulting therefrom unless the Bank received timely notification, which shall not be less than 5 business days, from the Fund or the Series specifying the time, place and manner for the presentment of any put bond owned by a Series and held by the Bank or its nominee. The Bank shall not be responsible and assumes no liability to the Fund or a Series for the accuracy or completeness of any notification the Bank shall provide to the Fund or a Series with respect to put Securities;

       4.5.3 Execute any necessary declarations or certificates of ownership under the Federal income tax laws or the laws or regulations of any other taxing authority now or hereafter in effect; and

       4.5.4 Hold for the account of each Series all rights and other Securities issued with respect to any Securities held by the Bank hereunder for such Series.

     4.6 Delivery of Securities and Evidence of Authority. Upon receipt of Written Instructions, the Bank shall:

       4.6.1 Execute and deliver or cause to be executed and delivered to such persons as may be designated in such Written Instructions, proxies, consents, authorization, and any other instruments whereby the authority of the Fund as owner of any Securities may be exercised;

       4.6.2 Deliver or cause to be delivered any Securities held for a Series in exchange for other Securities or cash issued or paid in connection with the liquidation, reorganization, refinancing, merger, consolidation or recapitalization of any corporation, or the exercise of any conversion privilege;

       4.6.3 Deliver or cause to be delivered any Securities held for a Series to any protective committee, reorganization committee or other person in connection with the reorganization, refinancing, merger, consolidation or recapitalization or sale of assets of any corporation, and receive and hold under the terms of this Agreement in the separate (bookkeeping) account for each Series such certificates of deposit, interim receipts or other instruments or documents as may be issued to it to evidence such delivery;

       4.6.4 Make or cause to be made such transfers or exchanges of the assets and take such steps as shall be stated in said Written Instructions to be for the purpose of effectuating any duly authorized plan of liquidation, reorganization, merger, consolidation or recapitalization of the Fund;

       4.6.5 Deliver Securities owned by any Series upon sale of such Securities for the account of such Series pursuant to Section 5;

       4.6.6 Deliver Securities owned by any Series upon the receipt of payment in connection with any repurchase agreement related to such Securities entered into by such Series;

       4.6.7 Deliver Securities owned by any Series to the issuer thereof or its agent when such Securities are called, redeemed, retired or otherwise become payable; provided, however, that in any such case the cash or other consideration is be delivered to the Bank;

       4.6.8 Deliver Securities owned by any Series in connection with any loans of Securities made by such Series but only against receipt of adequate collateral as agreed upon from time-to-time by the Bank and the Fund which may be in any form permitted under the 1940 Act or any interpretations thereof issued by the Securities and Exchange Commission or its staff;

       4.6.9 Deliver Securities owned by any Series for delivery as security in connection with any borrowings by such Series requiring a pledge of Series assets, but only against receipt of amount borrowed;

       4.6.10 Deliver Securities owned by any Series upon receipt of instructions from such Series for delivery to the Transfer Agent or to the holders of Shares of such Series in connection with distributions in kind, as may be described from time-to-time in the Series' Prospectus, in satisfaction of requests by holders of Shares for repurchase or redemption; and

       4.6.11 Deliver Securities owned by any Series for any other proper business purpose, but only upon receipt of, in addition to Written Instructions, a certified copy of a resolution of the Board of Directors signed by an Authorized Person and certified by the Secretary or Assistant Secretary of the Fund, specifying the Securities to be delivered, setting forth the purpose for which such delivery is to be made, declaring such purpose to be a proper business purpose, and naming the person or persons to whom delivery of such Securities shall be made.

     4.7 Endorsement and Collection of Checks, Etc. The Bank is hereby authorized to endorse and collect all checks, drafts or other orders for the payment of money received by the Bank for the account of a Series.

5.   Purchase and Sale of Investments of the Series.

     5.1 Promptly after each purchase of Securities for a Series, the Fund shall deliver to the Bank Written Instructions specifying with respect to each purchase: (1) the name of the Series to which such Securities are to be specifically allocated; (2) the name of the issuer and the title of the Securities; (3) the number of shares or the principal amount purchased and accrued interest, if any; (4) the date of purchase and settlement; (5) the purchase price per unit; (6) the total amount payable upon such purchase; (7) the name of the person from whom or the broker through whom the purchase was made, if any; (8) whether or not such purchase is to be settled through the Book-Entry System or the Depository; and (9) whether the Securities purchased are to be deposited in the Book-Entry System or the Depository. The Bank shall receive all Securities purchased by or for a Series and upon receipt of such Securities shall pay out of the moneys held for the account of such Series the total amount payable upon such purchase, provided that the same conforms to the total amount payable as set forth in such Written Instructions.

     5.2 Promptly after each sale of Securities of a Series, the Fund shall deliver to the Bank Written Instructions specifying with respect to such sale:
(1) the name of the Series to which the Securities sold were specifically allocated; (2) the name of the issuer and the title of the Securities; (3) the number of shares or principal amount sold, and accrued interest, if any; (4) the date of sale; (5) the sale price per unit; (6) the total amount payable to the Series upon such sale; (7) the name of the broker through whom or the person to whom the sale was made; and (8) whether or not such sale is to be settled through the Book-Entry System or the Depository. The Bank shall deliver or cause to be delivered the Securities to the broker or other person designated by the Fund upon receipt of the total amount payable to such Series upon such sale, provided that the same conforms to the total amount payable to such Series as set forth in such Written Instructions. Subject to the foregoing, the Bank may accept payment in such form as shall be satisfactory to it, and may deliver Securities and arrange for payment in accordance with the customs prevailing among dealers in Securities.

6.   Payment of Dividends or Distributions.

     6.1 The Fund shall furnish to the Bank the resolution of the Board of Directors of the Fund certified by the Secretary or Assistant Secretary (i) authorizing the declaration of dividends or distribution with respect to a Series on a specified periodic basis and authorizing the Bank to rely on Written Instructions specifying the date of the declaration of such dividend or distribution, the date of payment thereof, the record date as of which shareholders entitled to payment shall be determined, the amount payable per share to the shareholders of record as of the record date and the total amount payable per share to the shareholders of record as of the record date and the total amount payable to the Transfer Agent on the payment date, or (ii) setting forth the date of declaration of any dividend or distribution by a Series, the date of payment thereof, the record date as of which shareholders entitled to payment shall be determined, the amount payable per share to the shareholders of record as of the record date and the total amount payable to the Transfer Agent on the payment date.

     6.2 Upon the payment date specified in such resolution or Written Instructions the Bank shall pay out the moneys specifically allocated to and held for the account of the appropriate Series the total amount payable to the Transfer Agent of the Fund.

7.   Sale and Redemption of Shares of a Series.

     7.1 Whenever the Fund shall sell or redeem any Shares of a Series, the Fund shall deliver or cause to be delivered to the Bank Written Instructions duly specifying:

          (1)  The name of the Series whose Shares were sold or redeemed;

          (2)  The number of Shares sold or redeemed, trade date, and price; and

          (3) The amount of money to be received or paid by the Bank for the sale or redemption of such Shares.

     7.2 Upon receipt of such money from the Transfer Agent, the Bank shall credit such money to the separate account of the Series.

     7.3 Upon issuance of any Shares of a Series in accordance with the foregoing provisions of this Section 7, the Bank shall pay, out of the moneys specifically allocated and held for the account of such Series, all original issue or other taxes required to be paid in connection with such issuance upon the receipt of Written Instructions specifying the amount to be paid.

     7.4 Upon receipt from the Transfer Agent of advice setting forth the number of Shares of a Series received by the Transfer Agent for redemption and that such Shares are valid and in good form for redemption, the Bank shall make payment to the Transfer Agent out of the moneys specifically allocated to and held for the account of the Series.

8.   Indebtedness.

     8.1 The Fund will cause to be delivered to the Bank by any bank (excluding the Bank) from which the Fund borrows money for temporary administrative or emergency purposes using Securities as collateral for such borrowings, a notice or undertaking in the form currently employed by any such bank setting forth the amount which such bank will loan to the Fund against delivery of a stated amount of collateral. The Fund shall promptly deliver to the Bank Written Instructions stating with respect to each such borrowing: (1) the name of the Series for which the borrowing is to be made; (2) the name of the bank; (3) the amount and terms of the borrowing, which may be set forth by incorporating by reference an attached promissory note, duly endorsed by the Fund, or other loan agreement;
(4) the time and date, if known, on which the loan is to be entered into (the "borrowing date"); (5) the date on which the loan becomes due and payable; (6) the total amount payable to the Fund for the separate account of the Series on the borrowing date; (7) the market value of Securities to be delivered as collateral for such loan, including the name of the issuer, the title and the number of shares or the principal amount of any particular Securities; (8) whether the Bank is to deliver such collateral through the Book-Entry System or the Depository; and (9) a statement that such loan is in conformance with the 1940 Act and the Series' Prospectus.

     8.2 Upon receipt of the Written Instructions referred to above, the Bank shall deliver on the borrowing date the specified collateral and the executed promissory note, if any, against delivery by the lending bank of the total amount of the loan payable, provided that the same conforms to the total amount payable as set forth in the Written Instructions. The Bank may, at the option of the lending bank, keep such collateral in its possession, but such collateral shall be subject to all rights therein given the lending bank by virtue of any promissory note or loan agreement. The Bank shall deliver as additional collateral in the manner directed by the Fund from time-to-time such Securities specifically allocated to such Series as may be specified in Written Instructions to collateralize further any transaction described in this Section
8. The Fund shall cause all Securities released from collateral status to be returned directly to the Bank, and the Bank shall receive from time-to-time such return of collateral as may be tendered to it. In the event that the Fund fails to specify in Written Instructions all of the information required by this
Section 8, the Bank shall not be under any obligation to deliver any Securities. Collateral returned to the Bank shall be held hereunder as it was prior to being used as collateral.

9.   Persons Having Access to Assets of the Series.

     9.1 No Director, officer, employee or agent of the Fund, and no officer, director, employee or agent of the Advisor, shall have physical access to the assets of the Fund held by the Bank or be authorized or permitted to withdraw any investments of the Fund, nor shall the Bank deliver any assets of the Fund to any such person. No officer, director, employee or agent of the Bank who holds any similar position with the Fund or the Advisor shall have access to the assets of the Fund.

     9.2 The individual employees of the Bank initially duly authorized by the Board of Directors of the Bank to have access to the assets of the Fund are listed on Schedule A which is attached and made a part of this Agreement by this reference. The Bank shall advise the Fund of any change in the individuals authorized to have access to the assets of the Fund by written notice to the Fund.

     9.3 Nothing in this Section 9 shall prohibit any officer, employee or agent of the Fund, or any officer, director, employee or agent of the Advisor, from giving Written Instructions to the Bank so long as it does not result in delivery of or access to assets of the Fund prohibited by this Section 9.

10.  Concerning the Bank.

     10.1 Standard of Conduct. The Bank shall not be responsible for the title, validity or genuineness of any property or evidence of title thereto received by it or delivered by it pursuant to this Agreement and reasonably believed by it to be valid or genuine and shall be held harmless in acting upon proper instructions, resolutions, any notice, request, consent, certificate or other instrument reasonably believed by it to be genuine and to be signed by the proper party or parties and shall be entitled to receive as conclusive proof of any fact or matter required to be ascertained by it hereunder, a certificate signed by the President, a Vice President, the Treasurer, the Secretary or an Assistant Secretary of the Fund. The Bank may receive and accept a resolution as conclusive evidence (a) of the authority of any person to act in accordance with such vote or (b) of any determination or of any action by the Board of Directors pursuant to the Declaration of Fund as described in such vote, and such vote may be considered as in full force and effect until receipt by the Bank of written notice from the Secretary or an Assistant Secretary to the contrary.

     The Bank shall be entitled to rely on and may act upon advice of counsel (who may be counsel for the Fund) on all matters, and shall be without liability for any action reasonably taken or omitted pursuant to such advice. Provided, however, that if such reliance involves a potential material loss to the Fund, the Bank shall advise the Fund of any such actions to be taken in accordance with such advice of counsel to the Bank.

     The Bank shall be held to the exercise of reasonable care in carrying out the provisions of this Agreement but shall be liable only for its own negligent or bad faith acts or wilful misconduct or wilful failures to act by the Bank and its agents or Employees. Bank shall have no responsibility for reviewing or questioning the acts or records of any prior Custodian. The Fund shall indemnify the Bank and hold it harmless from and against all losses, liabilities, demands, claims, actions, expenses, attorneys' fees, and taxes with respect to each Series which the Bank may suffer or incur on account of being Bank hereunder except to the extent that such losses, liabilities, demands, claims, actions, expenses, attorneys fees or taxes arise from the Bank's own gross negligence or bad faith. Notwithstanding the foregoing the Bank shall be liable to the Fund for any loss or damage resulting from the use of the Book-Entry System or the Depository arising by reason of any negligence, misfeasance or misconduct on the part of the Bank or any of its employees or agents.

     If a Series requires the Bank to take any action with respect to Securities, which action involves the payment of money or which action may, in the opinion of the Bank, result in the Bank or its nominee assigned to such Series being liable for the payment of money or incurring liability of some other form, such Series, as a prerequisite to requiring the Bank to take such action, shall, prior to the Bank taking such action, provide indemnity in writing to the Bank in an amount and form satisfactory to it.

     10.2 Limit of Duties. Without limiting the generality of the foregoing, the Bank shall be under no duty or obligation to inquire into, and shall not be liable for:

       10.2.1 The validity of the issue of any Securities purchased by any Series, the legality of the purchase thereof, the permissibility of the purchase thereof under the Fund's governing documents, or the propriety of the amount paid therefor;

       10.2.2 The legality of the sale of any Securities by any Series, the permissibility of such sale under the Fund's governing documents, or the propriety of the amount for which the same are sold;

       10.2.3 The legality of the issue or the sale of any Shares, or the sufficiency of the amount to be received therefor;

       10.2.4 The legality of the redemption of any Shares, or the sufficiency of the amount to be paid therefor;

       10.2.5 The legality of the declaration or payment of any dividend or other distribution of any Series; and

       10.2.6 The legality of any borrowing for temporary or emergency administrative purposes.

     10.3 No Liability Until Receipt. The Bank shall not be liable for, or considered to be the Custodian of, any money, whether or not represented by any check, draft, or other instrument for the payment of money, received by it on behalf of any Series until the Bank actually receives and collects such money directly or by the final crediting of the account representing the Fund's interest in the Book-Entry System or the Depository.

     10.4 Collection Where Payment Refused. The Bank shall not be under any duty or obligation to take action to effect collection of any amount, if the Securities upon which such amount is payable are in default, or if payment is refused after due demand or presentation, unless and until (a) it shall be directed to take such action by Written Instructions and (b) it shall be assured to its satisfaction of reimbursement of its costs and expenses in connection with any such action.

     10.5 Appointment of Agents and Sub-Custodians. The Bank may appoint one or more banking institutions, including but not limited to banking institutions located in foreign countries, to act as Depository or Depositories or as Sub-Custodian or as Sub-Custodians of Securities and moneys at any time owned by any Series, upon terms and conditions specified in Written Instructions. The Bank shall use reasonable care in selecting a Depository and/or Sub-Custodian located in a country other than the United States ("Foreign Sub-Custodian"), and shall oversee the maintenance of any Securities or moneys of the Fund by any Foreign Sub-Custodian.

     10.6 No Duty to Ascertain Authority. The Bank shall not be under any duty or obligation to ascertain whether any Securities at any time delivered to or held by it for the Fund and specifically allocated to a Series are such as may properly be held by the Series and specifically allocated to such Series under the provisions of the Declaration of Fund and the Series' Prospectus.

     10.7 Reliance on Certificates and Instructions. The Bank shall be entitled to rely upon any Written Instructions or Oral Instructions actually received by the Bank pursuant to the applicable Sections of this Agreement and reasonably believed by the Bank to be genuine and to be given by an Authorized Person. The Fund agrees to forward to the Bank Written Instructions from an Authorized Person confirming such Oral Instructions in such manner so that such Written Instructions are received by the Bank, whether by hand delivery, telex, or otherwise, by the close of business on the same day that such Oral Instructions are given to the Bank. The Fund agrees that if such confirming instructions are not received by the Bank that it shall in no way affect the validity for the transactions or enforceability of the transactions hereby authorized by the Fund. The Fund agrees that the Bank shall incur no liability to the Fund in acting upon Oral Instructions given to the Bank hereunder concerning such transactions provided such instructions reasonably appear to have been received from a duly Authorized Person.

     10.8 Inspection of Books and Records. The books and records of the Bank regarding the Fund shall be open to inspection and audit at reasonable times by officers and auditors employed by the Fund and by employees of the Securities and Exchange Commission. The Bank shall provide the Fund, upon request, with any report obtained by the Bank on the system of internal accounting control of the Book-Entry System or the Depository and with such reports on its own systems of internal accounting control as the Fund may reasonably request from time-to-time. Provided, however, that in the event that the Fund shall require a report of internal accounting control produced by the auditors of the Series rather than of the Bank, then such report shall be prepared at the expense of the Series, and the Series agrees to pay for the time expended by Bank on such audit and report at the hourly rate set forth on the Fee agreement.

11.  Term and Termination.

     11.1 This Agreement shall become effective on the date first set forth above (the "Effective Date") and shall continue in effect thereafter as the parties may mutually agree.

     11.2 Either of the parties hereto may terminate this Agreement with respect to any Series by giving to the other party a notice in writing specifying the date of such termination, which shall be not less than 90 days after the date of receipt of such notice. In the event such notice is given by the Fund, it shall designate a Successor Custodian or Custodians, which shall be a person qualified to so act under the 1940 Act. In the event such notice is given by the Bank, the Fund shall, on or before the termination date, deliver to the Bank Written Instructions designating a Successor Custodian or Custodians. In the absence of such designation by the Fund, the Bank may designate a Successor Custodian, which shall be a person qualified to so act under the 1940 Act. If the Fund fails to designate a Successor Custodian for any Series, the Fund shall upon the date specified in the notice of termination of this Agreement and upon the delivery by the Bank of all Securities (other than Securities held in the Book-Entry Systems which cannot be delivered to the Fund) and moneys then owned by such Series, be deemed to be its own Custodian, and the Bank shall thereby be relieved of all duties and responsibilities pursuant to this Agreement, other than the duty with respect to Securities held in the Book-Entry system which cannot be delivered to the Fund.

     11.3 Upon the date set forth in such notice under paragraph (b) of this Section, this Agreement shall terminate to the extent specified in such notice, and the Bank shall upon receipt of a notice of acceptance by the Successor Custodian on that date deliver directly to the Successor Custodian all Securities and moneys then held by the Bank and specifically allocated to the Series or Series specified, after deducting all fees, expenses and other amounts for the payment or reimbursement of which it shall then be entitled with respect to such Series or Series.

12.  Additional Services by Bank.

     12.1 If allowed by the prospectus, Investment Adviser may direct that the assets of any Series be invested in deposits in Bank or its affiliates bearing a reasonable rate of interest.

     12.2 Other Bank Services. Any Authorized Person may direct Bank to utilize other services or facilities provided by UnionBanCal Corporation ("UBCC"), its subsidiaries or affiliates including Bank. Such services shall include, but not be limited to (1) the placing of orders for the purchase, sale exchange, investment or reinvestment of Securities through any brokerage service conducted by, or (2) the purchase of units of any investment company managed or advised by Bank, UBCC, or their subsidiaries or affiliates and/or for which Bank, UBCC, or their subsidiaries or affiliates act as Custodian or provide investment advice or other services for a fee, including, without limitation, the HighMark Funds. Fund hereby acknowledges that Bank, UBCC or their subsidiaries or affiliates will receive fees for such services in addition to the fees payable under this Agreement. Fee Schedules for such additional directed services shall be delivered to the Authorized Person before provision of such services.

13.  Miscellaneous.

     13.1 Annexed hereto as Schedule A is a certification signed by two of the present Directors of the Fund setting forth the names and the signatures of the present Authorized Persons. The Fund agrees to furnish to the Bank a new certification in similar form in the event that any such present Authorized Person ceases to be such an Authorized Person or in the event that other or additional Authorized Persons are elected or appointed. Until such new certification shall be received, the Bank shall be fully protected in acting under the provisions of this Agreement upon Oral Instructions or signatures of the present Authorized Persons as set forth in the last delivered certification.

     13.2 Annexed hereto as Schedule D is a certification signed by two of the present Directors of the Fund setting forth the names and the signatures of the present Directors of the Fund. The Fund agrees to furnish to the Bank a new certification in similar form in the event any such present Director ceases to be a Director of the Fund or in the event that other or additional Directors are elected or appointed. Until such new certification shall be received, the Bank shall be fully protected in acting under the provisions of this Agreement upon the signature of the officers as set forth in the last delivered certification.

     13.3 Any notice or other instrument in writing, authorized or required by this Agreement to be given to the Bank, shall be sufficiently given if addressed to the Bank and mailed or delivered to it at its offices at:

                         Union Bank of California, N.A.
                     Mutual Fund Services Dept., Fund Group
                         475 Sansome Street, 15th Floor
                         San Francisco, California 94111

or such other place as the Bank may from time-to-time designate in writing.

     13.4 Any notice or other instrument in writing, authorized or required by this Agreement to be given to the Fund, shall be sufficiently given if addressed to the Fund and mailed or delivered to it at its offices at 372 Central Park West, Suite 9M, New York, New York 10025 or at such other place as the Fund may from time-to-time designate in writing.

     13.5 This Agreement may not be amended or modified in any manner except by a written agreement executed by both parties with the same formality as this Agreement, and as may be permitted or required by the 1940 Act.

     13.6 This Agreement shall extend to and shall be binding upon the parties hereto, and their respective successors and assigns; provided, however, that this Agreement shall not be assignable by the Fund without the written consent of the Bank, or by the Bank without the written consent of the Fund authorized or approved by a resolution of the Board of Directors of the Fund, and any attempted assignment without such written consent shall be null and void.

     13.7 This Agreement shall be construed in accordance with the laws of the State of California.

     13.8 It is expressly agreed to that the obligations of the Fund hereunder shall not be binding upon any of the Directors, shareholders, nominees, officers, agents, or employees of the Fund, personally, but bind only the property of the Fund, as provided in the Articles of Incorporation of the Fund. The execution and delivery of this Agreement have been authorized by the Directors of the Fund and signed by an authorized officer of the Fund, acting as such, and neither such authorization by such officer nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Fund as provided in its Articles of Incorporation.

     13.9 The captions of the Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

     13.10 This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

14.  Dispute Resolution Provision

     14.1 Jury Waiver. The parties hereby waive their respective rights to a jury trial in any litigation arising out of or relating to this Agreement or any related agreements or instruments, including without limitation any claim based on or arising out of an alleged tort.

     14.2 Judicial Reference. If any such litigation is commenced in a California state court, any party may also elect to have all decisions of fact and law determined by a referee appointed by the court in accordance with applicable state reference procedures. The referee shall be a retired judge, agreed upon by the parties, from either the American Arbitration Association
(AAA) or J.A.M.S./Endispute, Inc. (JAMS). If the parties cannot agree, the party who initially selected the reference procedure shall request a panel of ten retired judges from either AAA or JAMS and the court shall select the referee from that panel. The costs of the reference procedure, including the fee for the court reporter, shall be borne equally by all parties as the costs are incurred. The Referee shall hear all pre-trial and post-trial matters, including requests for equitable relief, conduct a non-jury trial, prepare an award with written findings of fact and conclusions of law, and award attorney fees and costs to the prevailing party. Judgment upon the award shall be entered in the court in which such proceeding was commenced and all parties shall have full rights of appeal.

15.  Merger or Consolidation of Bank.

            Any corporation or association (i) into which the Bank may be merged or with which it may be consolidated, (ii) resulting from any merger, consolidation, or reorganization to which the Bank may be a party, or (iii) to which all or substantially all of the fiduciary business of the Bank may be transferred shall become a Successor Custodian under this Agreement without the necessity of executing any instrument or performing any further act subject to the provision of this Agreement concerning resignation or removal of the Custodian.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunder duly authorized as of the day and year first above written.

THE ALLIED OWNERS ACTION FUND INC.             UNION BANK OF CALIFORNIA, N.A.



BY: /s/ Aaron C. Brown                         BY:
   ------------------------------                    ---------------------------
                                                           , Vice President


DATE: 12/9/99                                  DATE:
   ------------------------------                    ---------------------------

                                   Schedule A

                               Authorized Persons

Part I - Access Persons of Bank

         Moon Lee
         Libby Guida
         Mark Peterson
         Gina Almonte
         John Kramon
         Marsha Aronovsky




Part II - Authorized Persons of the Fund


         Aaron Brown
         Deborah Pastor
         Reuven Hahn




Part III - Directors


         Aaron Brown
         John Capela
         Anne Miller
         Rita Robbins
         Paul Zarowin




THE ALLIED OWNERS ACTION FUND INC.


BY:
   ------------------------------
DATE:
     ----------------------------

UNION BANK OF CALIFORNIA, N.A.

BY:
   ------------------------------
            , Vice President

DATE:
     ----------------------------

                               Schedule B - Funds

                          The Allied Owners Action Fund Inc.

THE ALLIED OWNERS ACTION FUND INC.


BY: /s/ Aaron C. Brown
   ------------------------------

DATE: 12/9/99
     ----------------------------

UNION BANK OF CALIFORNIA, N.A.

BY:
   ------------------------------
            , Vice President

DATE:
     ----------------------------

                                   Schedule C
                              Mutual Fund Services
                                Schedule of Fees

Custody        (2) basis points of the market value
               Calculated and charged monthly in arrears

Transactions*  Fee waived

Depository Eligible     $
Depository Ineligible   $

Disbursements  $15

Minimum Fee               $3500 per annum

*A transaction is defined as any activity affecting assets, such as purchase, sale tender offer, stock dividend, free deliveries, maturity, exchange, redemption, etc. Fees for foreign securities, foreign exchange transactions, international wires and nonstandard services are quoted separately.




THE ALLIED OWNERS ACTION FUND INC.


BY: /s/ Aaron C. Brown
   ------------------------------

DATE: 12/9/99
     ----------------------------

UNION BANK OF CALIFORNIA, N.A.

BY:
   ------------------------------
            , Vice President

DATE:
     ----------------------------

                                   Schedule D
                                  Certification
                    Names and Signatures of Current Directors

        Aaron C Brown
---------------------------------          ------------------------------
(Typed name of Director)                   (Signature of Director)

       John Capela
---------------------------------          ------------------------------
(Typed name of Director)                   (Signature of Director)

       Paul Zarowin
---------------------------------          ------------------------------
(Typed name of Directors)                  (Signature of Director)

       Anne Miller
---------------------------------          ------------------------------
(Typed name of Director)                   (Signature of Director)

       Rita Robbins
---------------------------------          ------------------------------
(Typed name of Director)                   (Signature of Director)

                                                                       EXHIBIT H

                        ADMINISTRATIVE SERVICE AGREEMENT

                                     BETWEEN

                         PRIVATEER ASSET MANAGEMENT INC.

                                       AND

                          AMERICAN DATA SERVICES, INC.

                                    [LOGO]

                                      INDEX

1.  DUTIES OF THE ADMINISTRATOR.............................................3

    ADMINISTRATION..........................................................3
    FUND ACCOUNTING.........................................................4

2.  COMPENSATION OF THE ADMINISTRATOR.......................................5

3.  RESPONSIBILITY AND INDEMNIFICATION......................................5

4.  REPORTS.................................................................5

5.  ACTIVITIES OF THE ADMINISTRATOR.........................................6

6.  RECORDS.................................................................6

7.  CONFIDENTIALITY.........................................................6

8.  DURATION AND TERMINATION OF THE AGREEMENT...............................6

9.  ASSIGNMENT..............................................................7

10. NEW YORK LAWS TO APPLY..................................................7

11. AMENDMENTS TO THIS AGREEMENT............................................7

12. MERGER OF AGREEMENT.....................................................7

13. NOTICES.................................................................7

SCHEDULE A..................................................................8

(A) ADMINISTRATIVE SERVICE FEE:.............................................8
    FEE INCREASES...........................................................8
(B) EXPENSES................................................................8
(C) STATE REGISTRATION (BLUE SKY) SURCHARGE:................................9
(D) SPECIAL REPORTS.........................................................9
(E) SERVICE DEPOSIT.........................................................9

SCHEDULE B.................................................................10

                        ADMINISTRATIVE SERVICES AGREEMENT

AGREEMENT made the 2nd day of December 1999, by and between Privateer Asset Management Inc., a Delaware Corporation, having its principal office and place of business at 372 Central Park West, Suite 9M, New York, NY 10025 (the "Adviser"), and American Data Services, Inc., a New York corporation having its principal office and place of business at the Hauppauge Corporate Center, 150 Motor Parkway, Suite 109, Hauppauge, New York 11788 (the "Administrator").

                                   BACKGROUND

     WHEREAS, The Allied Owners Action Inc. (the "Fund") is an open-end management investment company registered with the United States Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Adviser has entered into an agreement to provide investment advisory services to the Fund and under the terms of that investment advisory agreement has undertaken to engage other services providers for the Fund, and pay all expenses of the Fund; and,

     WHEREAS, the Administrator is a corporation experienced in providing administrative services to mutual funds and possesses facilities sufficient to provide such services; and

     WHEREAS, the Adviser desires to avail itself of the experience, assistance and facilities of the Administrator and to have the Administrator perform for the Fund, on behalf of the Adviser, certain services appropriate to the operations of the Fund and the Administrator is willing to furnish such services in accordance with the terms hereinafter set forth.

                                      TERMS

     NOW, THEREFORE, in consideration of the promises and mutual covenants hereinafter contained, the Adviser and the Administrator hereby agree to the following:

1.   DUTIES OF THE ADMINISTRATOR.

                                 ADMINISTRATION

     The Administrator will provide the Fund with the necessary office space, communication facilities and personnel to perform the following services for the
Fund:

     (a) Monitor all regulatory (1940 Act and IRS) and prospectus restrictions for compliance;

     (b) Prepare and coordinate the printing of semi-annual and annual financial statements;

     (c) Prepare selected management reports for performance and compliance analyses as agreed upon by the Fund, the Adviser and Administrator from time to time;

     (d) Prepare Directors meeting agendas and selected financial data required for directors' meetings as agreed upon by the Fund, the Adviser and the Administrator from time to time, attend and conduct all fund business at Board meetings, and prepare Board minutes;

     (e) Determine income and capital gains available for distribution and calculate distributions required to meet regulatory, income, and excise tax requirements, to be reviewed by the Fund's independent public accountants;

     (f) Prepare the Fund's federal, state, and local tax returns to be reviewed by the Fund's independent public accountants;

     (g) Prepare and maintain the Fund's operating expense budget to determine proper expense accruals to be charged to the Fund in order to calculate it's daily net asset value;

     (h)  1940 ACT filings -

          -    Prepare the Fund's Form N-SAR reports and file with SEC via
               EDGAR;

          - Update annually Form N-1a and the Fund's Statement of Additional Information and File with SEC via EDGAR;

          - Prepare and file with SEC via EDGAR annual update to Fund's 24f-2 filing (if applicable);

     (i) Monitor services provided by the Fund's custodian bank as well as any other service providers to the Fund or the Adviser;

     (j) The Administrator shall assist the Fund's independent auditors, or, upon approval of the Fund, any regulatory body, in any requested review of the Fund's accounts and records. Provide appropriate financial schedules (as requested by the Fund's independent public accountants or SEC examiners), coordinate the Fund's annual or SEC audit, and provide office facilities as may be required;

     (k) The preparation and filing (registration and ADS filing fees to be paid by the Fund) of applications and reports as necessary to register or maintain the Funds registration under the securities or "Blue Sky" laws of the various states selected by the Fund.

                                 FUND ACCOUNTING

     (a) Timely calculate and transmit to NASDAQ the Fund's daily net asset value and communicate such value to the Fund and its transfer agent;

     (b) Maintain and keep current all books and records of the Fund as required by Rule 31a-1 under the 1940 Act, as such rule or any successor rule may be amended from time to time ("Rule 31a-1"), that are applicable to the fulfillment of ADS's duties hereunder, as well as any other documents necessary or advisable for compliance with applicable regulations as may be mutually agreed to between the Adviser and ADS. Without limiting the generality of the foregoing, ADS will prepare and maintain the following records upon receipt of information in proper form from the Fund:

               -    Cash receipts journal
               -    Cash disbursements journal
               -    Dividend record
               -    Purchase and sales - portfolio securities journals
               -    Subscription and redemption journals
               -    Security ledgers
               -    Broker ledger
               -    General ledger
               -    Daily expense accruals
               -    Daily income accruals

               - Securities and monies borrowed or loaned and collateral therefore
               -    Foreign currency journals
               -    Trial balances

     (c) Provide the Fund and the Adviser with daily portfolio valuation, net asset value calculation and other standard operational reports as requested from time to time.

The Administrator shall, for all purposes herein, be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Adviser or the Fund in any way or otherwise be deemed an agent of the Adviser or the Fund.

2.   COMPENSATION OF THE ADMINISTRATOR.

     In consideration of the services to be performed by the Administrator as set forth herein for each portfolio listed in Schedule B, the Adviser shall pay the Administrator the fees and reimburse the Administrator's out-of-pocket expenses as set forth in the fee schedule attached hereto as Schedule A.

3.   RESPONSIBILITY AND INDEMNIFICATION.

     (a) The Administrator shall be held to the exercise of reasonable care in carrying out the provisions of the Agreement, but shall be without liability to the Fund or the Adviser for any action taken or omitted by it in good faith without gross negligence, bad faith, willful misconduct or reckless disregard of its duties hereunder. It shall be entitled to rely upon and may act upon the accounting records and reports generated by the Fund or the Adviser, advice of the Fund or the Adviser, or of counsel for the Fund or Adviser and upon statements of the Fund's independent accountants, and shall be without liability for any action reasonably taken or omitted pursuant to such records and reports or advice, provided that such action is not, to the knowledge of the Administrator, in violation of applicable federal or state laws or regulations, and provided further that such action is taken without gross negligence, bad faith, willful misconduct or reckless disregard of its duties.

     (b) The Administrator shall not be liable to the Adviser or Fund for any error of judgment or mistake of law or for any loss arising out of any act or omission by the Administrator in the performance of its duties hereunder except as hereinafter set forth. Nothing herein contained shall be construed to protect the Administrator against any liability to the Fund or Adviser or its security holders to which the Administrator shall otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties on behalf of the Fund or Adviser, reckless disregard of the Administrator's obligations and duties under this Agreement or the willful violation of any applicable law.

     (c) Except as may otherwise be provided by applicable law, neither the Administrator nor its stockholders, officers, directors, employees or agents shall be subject to, and the Adviser shall indemnify and hold such persons harmless from and against, any liability for and any damages, expenses or losses incurred by reason of the inaccuracy of information furnished to the Administrator by the Fund, the Adviser or their authorized agents or in connection with any error in judgment or mistake of law or any act or omission in the course of, connected with or arising out of any services to be rendered hereunder, except by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, by reason of reckless disregard of the Administrator's obligations and duties under this Agreement or the willful violation of any applicable law.

4.   REPORTS.

     (a) The Adviser shall provide to the Administrator on a quarterly basis a report of a duly authorized officer of the Adviser representing that all information furnished to the Administrator during the preceding quarter was true, complete and correct to the best of its knowledge. The Administrator shall not be responsible for the accuracy of any information furnished to it by the Fund or the Adviser, and the

Adviser shall hold the Administrator harmless in regard to any liability incurred by reason of the inaccuracy of such information.

     (b) The Administrator shall provide to the Board of Directors of the Fund, on a quarterly basis, a report, in such a form as the Fund, the Adviser and the Administrator shall from time to time agree, representing that, to the Adviser's knowledge, the Fund was in compliance with all requirements of applicable federal and state law, including without limitation, the rules and regulations of the Securities and Exchange Commission and the Internal Revenue Service, or specifying any instances in which the Fund was not so in compliance. Whenever, in the course of performing its duties under this Agreement, the Administrator determines, on the basis of information supplied to the Administrator by the Fund or the Adviser, that a violation of applicable law has occurred, or that, to its knowledge, a possible violation of applicable law may have occurred or, with the passage of time, could occur, the Administrator shall promptly notify the Adviser and the Fund's counsel of such violation.

5.   ACTIVITIES OF THE ADMINISTRATOR.

     The Administrator shall be free to render similar services to others so long as its services hereinunder are not impaired thereby.

6.   RECORDS.

     The records maintained by the Administrator shall be the property of the Fund, and shall be surrendered to the Fund, upon request by the Fund in the form in which such accounts and records have been maintained or preserved including any necessary instructions how to access such information, at the reasonable expense of the Fund which shall not exceed $100,000 in the aggregate, provided that all service fees and expenses charged by the Administrator in the performance of its duties hereunder have been fully paid to the satisfaction of the Administrator.

The Administrator shall preserve the accounts and records as they are required to be maintained and preserved by Rule 31a-1.

7.   CONFIDENTIALITY.

     The Administrator agrees that it will, on behalf of itself and its officers and employees, treat all transactions contemplated by this Agreement, all documents and information (written or oral) transferred in connection with its association with the Fund and all other information germane thereto, as confidential and such information shall not be disclosed to any person except as may be authorized in writing by the Fund or the Adviser.

8.   DURATION AND TERMINATION OF THE AGREEMENT.

     a. This Agreement shall become effective as of the date hereof and shall remain in force for a period of three (3) years, provided however, that both parties to this Agreement have the option to terminate the Agreement, upon ninety (90) days prior written notice.

     b. Should the Adviser exercise its right to terminate, all reasonable out-of-pocket expenses associated with the movement of records and material will be borne by the Fund which shall not exceed $100,000 in the aggregate.

9.   ASSIGNMENT.

     This Agreement shall extend to and shall be binding upon the parties hereto and their respective successors and assigns; provided, however, that this Agreement shall not be assignable by the Fund without the prior written consent of the Administrator.

10.  NEW YORK LAWS TO APPLY

     The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York (excluding principles of conflict of laws) as at the time in effect and the applicable provisions of the 1940 Act. To the extent that the applicable law of the State of New York or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

11.  AMENDMENTS TO THIS AGREEMENT.

     This Agreement may be amended by the parties hereto only if such amendment is in writing and signed by both parties.

12.  MERGER OF AGREEMENT

     This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof whether oral or written.

13.  NOTICES.

     All notices and other communications hereunder shall be in writing, shall be deemed to have been given when delivered in person or by certified mail, return receipt requested, and shall be given to the following addresses (or such other addresses as to which notice is given):

To the Adviser:                               To the Administrator:

      Privateer Asset Management Inc.              American Data Services, Inc
      372 Central Park West, Suit 9M               150 Motor Parkway, Suite 109
      New York, NY 10025                           Hauppauge, NY  11788
      Attn:  Aaron Brown                           Attn:  Michael Miola

 IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

           PRIVATEER ASSET                         AMERICAN DATA SERVICES, INC.
           MANAGEMENT INC.

        By:                                     By:
           ----------------------------             --------------------------
            Aaron C. Brown, President                 Michael Miola, President

                                   SCHEDULE A

(a) ADMINISTRATIVE SERVICE FEE:

     For the services rendered by the Administrator in its capacity as administrator, as specified in Paragraph 1. DUTIES OF THE ADMINISTRATOR., the Adviser shall pay the Administrator within ten (10) days after receipt of an invoice from the Administrator at the beginning of each month, a fee equal to the greater of:

        CALCULATED FEE WILL BE BASED UPON PRIOR MONTH AVERAGE NET ASSETS:
                          (No prorating partial months)

     - NOTE: The following administrative service fees are per portfolio serviced plus out-of-pocket expenses.

                                  MINIMUM FEE:

              Under $5 million ...........................$3,000

              From $5 million to $10 Million ............. 3,500

              From $10 million to $20 million............. 4,000

              From $20 million on......................... 4,500

                                       OR,

                                NET ASSET CHARGE:

- FIRST $75 MILLION of average monthly net assets of Fund 1/12th of 0.15% (15 basis points), plus
- NEXT $75 MILLION of average monthly net assets of Fund 1/12th of 0.10% (10 basis points), plus
- OVER $150 MILLION of average monthly net assets of Fund 1/12th of 0.07% (7 basis points).

                                  FEE INCREASES

On each annual anniversary date of this Agreement, the fees enumerated above will be increased by the change in the Consumer Price Index for the Northeast region (CPI) for the twelve-month period ending with the month preceding such annual anniversary date.

(b) EXPENSES.

The following expenses will be charged to the Fund as incurred by ADS in connection with the performance of its duties to include

The Fund shall reimburse the Administrator for any out-of-pocket expenses , exclusive of salaries, advanced by the Administrator in connection with but not limited to the printing or filing of documents for the Fund, travel, daily quotation fees (currently $0.10 for equity & $0.58 for debt positions), capital change information, telephone toll charges, facsimile transmissions, supplies (related to fund records), record storage, postage and courier charges, pro-rata portion of SAS 70 review, and NASDAQ insertion fee ($22 per month) incurred in connection with the performance of its duties hereunder. The Administrator shall provide the Fund with a monthly invoice of such expenses and the Fund shall reimburse the Administrator within fifteen (15) days after receipt thereof.

(c) STATE REGISTRATION (BLUE SKY) SURCHARGE:

     The fees enumerated in paragraph (a) above do not include the initial state registration, renewal and maintenance of registrations (as detailed in Paragraph 1(l) DUTIES OF THE ADMINISTRATOR). Each state registration requested will be subject to the following fees:

                       Initial registration ............... $295.00
                       Registration renewal ............... $150.00
                       Sales reports (if required) ........ $ 25.00

(d) SPECIAL REPORTS.

     All reports and /or analyses requested by the Fund, its auditors, legal counsel, portfolio manager, or any regulatory agency having jurisdiction over the Fund, that are not in the normal course of fund administrative activities as specified in Section 1 of this Agreement shall be subject to an additional charge, agreed upon in advance, based upon the following rates:

          Labor:

          Senior staff - $150.00/hr.
          Junior staff - $ 75.00/hr.
          Computer time - $45.00/hr.

(e) SERVICE DEPOSIT.

     The Fund will remit to the Administrator upon execution of this Agreement a security deposit equal to one (1) month's minimum fee under this Agreement, computed in accordance with the number of portfolios listed in Schedule B of this Agreement. The Fund will have the option to have the security deposit applied to the last month's service fee, or applied to any new contract between the Fund and the Administrator.

However, if the Fund elects or is forced to terminate this Agreement for any reason what-so-ever (including, but not limited to, the voluntary or involuntary termination of the Fund, liquidation of the Fund's assets, the sale or merger of the Fund or it's assets to any successor entity) prior to the termination date of this Agreement as specified in Paragraph 8 of this Agreement, the Fund will forfeit the Security Deposit paid to the Administrator upon execution of this Agreement

                                   SCHEDULE B

                 PORTFOLIOS TO BE SERVICED UNDER THIS AGREEMENT:

                       The Allied Owners Action Fund Inc.

                      TRANSFER AGENCY AND SERVICE AGREEMENT

                                     BETWEEN

                         PRIVATEER ASSET MANAGEMENT INC.

                                       AND

                          AMERICAN DATA SERVICES, INC.



                                    [LOGO]

                                      INDEX

1.  TERMS OF APPOINTMENT; DUTIES OF ADS.......................................3

2.  FEES AND EXPENSES.........................................................4

3.  REPRESENTATIONS AND WARRANTIES OF ADS.....................................5

4.  REPRESENTATIONS AND WARRANTIES OF THE FUND................................5

5.  INDEMNIFICATION...........................................................5

6.  COVENANTS OF THE FUND AND ADS.............................................6

7.  TERMINATION OF AGREEMENT..................................................7

8.  ASSIGNMENT................................................................7

9.  AMENDMENT.................................................................7

10. NEW YORK LAWS TO APPLY....................................................8

11. MERGER OF AGREEMENT.......................................................8

12. NOTICES...................................................................8

FEE SCHEDULE..................................................................9

(A) ACCOUNT MAINTENANCE CHARGE:...............................................9
    PLUS,.....................................................................9
(B) TRANSACTION FEES:.........................................................9
(C) 24 HOUR AUTOMATED VOICE RESPONSE:........................................10
(D) FUND/SERV................................................................10
(E) INTERNET ACCESS:.........................................................10
    FEE INCREASES............................................................10
(F) IRA PLAN FEES:...........................................................10
(G) EXPENSES:................................................................11
(H) SPECIAL REPORTS:.........................................................11
(I) SERVICE DEPOSIT:.........................................................11
(J) CONVERSION CHARGE: (EXISTING FUNDS ONLY, NEW FUNDS PLEASE IGNORE)........11

SCHEDULE A...................................................................13

                      TRANSFER AGENCY AND SERVICE AGREEMENT

AGREEMENT made the 2nd day of December 1999, by and between Privateer Asset Management Inc., a Delaware Corporation, having its principal office and place of business at 372 Central Park West, Suite 9M, New York, NY 10025 (the "Adviser"), and American Data Services, Inc., a New York corporation having its principal office and place of business at the Hauppauge Corporate Center, 150 Motor Parkway, Suite 109, Hauppauge, New York 11788 (the "Administrator").

     WHEREAS, Allied Owners Action Inc. (the 'Fund") is an open-end management investment company to be registered with the United States Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Adviser has entered into an agreement to provide investment advisory services to the Fund and under the terms of that investment advisory agreement has undertaken to engage other services providers for the Fund, and pay all expenses of the Fund; and,

     WHEREAS, the Adviser desires to appoint ADS as a transfer agent, dividend disbursing agent and agent in connection with certain activities, and ADS desires to accept such appointment;

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.   TERMS OF APPOINTMENT; DUTIES OF ADS

     1.01 Subject to the terms and conditions set forth in this agreement, the Fund hereby employs and appoints ADS to act as, and ADS agrees to act as its, transfer agent for the Fund's authorized and issued shares of its common stock ("Shares"), dividend disbursing agent and agent in connection with any accumulation, open-account or similar plans provided to the shareholders of the Fund ("Shareholders") set out in the effective prospectus and statement of additional information ("Prospectus") of the Fund.

     1.02 ADS agrees that it will perform the following services:

          (a) In accordance with procedures established from time to time by agreement between the Fund, the Adviser and ADS, ADS shall:

               I. Receive for acceptance, orders for the purchase of Shares, and promptly deliver payment and appropriate documentation therefore to the Custodian of the Fund authorized by the Board of Directors of the Fund (the "Custodian");

               II. Pursuant to purchase orders, issue the appropriate number of Shares and hold such Shares in the appropriate Shareholder account;

               III. Receive for acceptance redemption requests and redemption directions and deliver the appropriate documentation therefore to the Custodian;

               IV. At the appropriate time as and when it receives monies paid to it by the Custodian with respect to any redemption, pay over or cause to be paid over in the appropriate manner such monies as instructed by the redeeming Shareholders;

               V. Effect transfers of Shares by the registered owners thereof upon receipt of appropriate instructions;

               VI. Prepare and transmit payments for dividends and distributions declared by the Fund;

               VII. Maintain records of account for and advise the Fund and its
                    Shareholders as to the foregoing; and

              VIII. Record the issuance of shares of the Fund and maintain pursuant to SEC Rule 17Ad-10(e) a record of the total number of shares of the Fund which are authorized, based upon data provided to it by the Fund, and issued and outstanding. ADS shall also provide the Fund on a regular basis with the total number of shares which are authorized and issued and outstanding and shall have no obligation, when recording the issuance of shares, to monitor the issuance of such shares or to take cognizance of any laws relating to the issue or sale of such shares, which functions shall be the sole responsibility of the Fund.

          (b) In addition to and not in lieu of the services set forth in the above paragraph (a), ADS shall perform all of the customary services of a transfer agent, dividend disbursing agent, including but not limited to: maintaining all Shareholder accounts, preparing Shareholder meeting lists, mailing proxies, receiving and tabulating proxies, mailing Shareholder reports and Prospectuses to current Shareholders, withholding taxes on U.S. resident and non-resident alien accounts, preparing and filing U.S. Treasury Department Forms 1099 and other appropriate forms required with respect to dividends and distributions by federal authorities for all Shareholders, preparing and mailing confirmation forms and statements of account to Shareholders for all purchases redemption's of Shares and other confirmable transactions in Shareholder accounts, preparing and mailing activity statements for Shareholders, and providing Shareholder account information and (ii) provide a system and reports which will enable the Fund to monitor the total number of Shares sold in each State.

          (c) The Adviser shall (i) identify to ADS in writing those transactions and shares to be treated as exempt from blue sky reporting for each State and (ii) verify the establishment of such transactions for each State on the system prior to activation and thereafter monitor the daily activity for each State as provided by ADS. The responsibility of ADS for the Fund's blue sky State registration status is solely limited to the initial establishment of transactions subject to blue sky compliance by the Fund and the reporting of such transactions to the Fund as provided above.

     Procedures applicable to certain of these services may be established from time to time by agreement between the Adviser and ADS.

2.  FEES AND EXPENSES

     2.01 For performance by ADS pursuant to this Agreement, the Adviser agrees to pay ADS an annual maintenance fee for each Shareholder account and transaction fees for each portfolio or class of shares serviced under this Agreement (See Schedule A) as set out in the fee schedule attached hereto. Such fees and out-of pocket expenses and advances identified under Section 2.02 below may be changed from time to time subject to mutual written agreement between the Adviser and ADS.

     2.02 In addition to the fee paid under Section 2.01 above, the Adviser agrees to reimburse ADS for out-of-pocket expenses or advances incurred by ADS for the items set out in the fee schedule attached hereto. In addition, any other expenses incurred by ADS at the request or with the consent of the Fund and/or the Adviser, will be reimbursed by the Fund.

     2.03 The Adviser agrees to pay all fees and reimbursable expenses within five days following the receipt of the respective billing notice. Postage for mailing of dividends, proxies, Fund reports and other mailings to all shareholder accounts shall be advanced to ADS by the Adviser at least seven (7) days prior to the mailing date of such materials.

3.   REPRESENTATIONS AND WARRANTIES OF ADS

ADS represents and warrants to the Adviser that:

     3.01 It is empowered under applicable laws and by its charter and by-laws to enter into and perform this Agreement.

     3.02 All requisite corporate proceedings have been taken to authorize it to enter into and perform this Agreement.

     3.03 It has and will continue to have access to the necessary facilities, equipment and personnel to perform its duties and obligations under this Agreement.

     3.04 ADS is duly registered as a transfer agent under the Securities Act of 1934 and shall continue to be registered throughout the remainder of this Agreement.


4.   REPRESENTATIONS AND WARRANTIES OF THE ADVISER

The Adviser represents and warrants to ADS that:

     4.01 It is empowered under applicable laws and by its Articles of Incorporation and By-Laws to enter into and perform this Agreement.

     4.02 All proceedings required by said Articles of Incorporation and By-Laws have been taken to authorize it to enter into and perform this Agreement.

     4.03 The Fund is an open-end management investment company intending to be registered under the Investment Company Act of 1940.

     4.04 A registration statement under the Securities Act of 1933 will become effective and will remain effective for the Fund, and appropriate state securities law filings as required, have been or will be made and will continue to be made, with respect to all Shares of the Fund being offered for sale.

5.  INDEMNIFICATION

     5.01 ADS shall not be responsible for, and the Adviser shall indemnify and hold ADS harmless from and against, any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to:

(a) All actions of ADS or its agents or subcontractors required to be taken pursuant to this Agreement, provided that such actions are taken in good faith and without gross negligence or willful misconduct.

(b) The Adviser's refusal or failure to comply with the terms of this Agreement, or which arise out of the Fund's lack good faith, gross negligence or willful misconduct or which arise out of the breach of any representation or warranty of the Adviser hereunder.

(c) The reliance on or use by ADS or its agents or subcontractors of information, records and documents which (i) are received by ADS or its agents or subcontractors and furnished to it by or on behalf of the Fund or the Adviser, and (ii) have been prepared and/or maintained by the Adviser or any other person or firm on behalf of the Fund.

(d) The reliance on, or the carrying out by ADS or its agents or subcontractors of any instructions or requests of the Adviser.

(e) The offer or sale of Shares in violation of any requirement under the federal securities laws or regulations or the securities laws or regulations of any state that such Shares be registered in such state or in violation of any stop order or other determination or ruling by any federal agency or any state with respect to the offer or sale of such Shares in such state.

     5.02 ADS shall indemnify and hold the Fund and the Adviser harmless from and against any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to any action or failure or omission to act by ADS as a result of ADS's lack of good faith, gross negligence or willful misconduct.

     5.03 At any time ADS may apply to any officer of the Adviser for instructions, and may consult with legal counsel with respect to any matter arising in connection with the services to be performed by ADS under this Agreement, and ADS and its agents or subcontractors shall not be liable and shall be indemnified by the Adviser for any action taken or omitted by it in reliance upon such instructions or upon the opinion of such counsel. ADS, its agents and subcontractors shall be protected and indemnified in acting upon any paper or document furnished by or on behalf of the Adviser or the Fund, reasonably believed to be genuine and to have been signed by the proper person or persons, or upon any instruction, information, data, records or documents provided ADS or its agents or subcontractors by machine readable input, telex, CRT data entry or other similar means authorized by the Adviser, and shall not be held to have notice of any change of authority of any person, until receipt of written notice thereof from the Adviser. ADS, its agents and subcontractors shall also be protected and indemnified in recognizing stock certificates which are reasonably believed to bear the proper manual or facsimile signatures of the officers of the Fund, and the proper countersignature of any former transfer agent or registrar, or of a co-transfer agent or co-registrar.

     5.04 In the event either party is unable to perform its obligations under the terms of this Agreement because of acts of God, strikes, equipment or transmission failure or damage reasonably beyond its control, or other causes reasonably beyond its control, such party shall not be liable for damages to the other for any damages resulting from such failure to perform or otherwise from such causes.

     5.05 Neither party to this Agreement shall be liable to the other party for consequential damages under any provision of this Agreement or for any act or failure to act hereunder.

     5.06 In order that the indemnification provisions contained in this Article 5 shall apply, upon the assertion of a claim for which either party may be required to indemnify the other, the party of seeking indemnification shall promptly notify the other party of such assertion, and shall keep the other party advised with respect to all developments concerning such claim. The party who may be required to indemnify shall have the option to participate with the party seeking indemnification the defense of such claim. The party seeking indemnification shall in no case confess any claim or make any compromise in any case in which the other party may be required to indemnify it except with the other party's prior written consent.

6.   COVENANTS OF THE COMPANY AND ADS

     6.01 The Adviser shall promptly furnish to ADS a certified copy of the resolution of the Board of Directors of the Fund authorizing the appointment of ADS and the execution and delivery of this Agreement.

     6.02 ADS hereby agrees to establish and maintain facilities and procedures reasonably acceptable to the Fund for safekeeping of stock certificates, if any, check forms and facsimile signature imprinting devices, if any; and for the preparation or use, and for keeping account of, such certificates, forms and devices.

     6.03 ADS shall keep records relating to the services to be performed hereunder, in the form and manner as it may deem advisable. To the extent required by Section 31 of the Investment Company Act of 1940, as amended, and the Rules thereunder, ADS agrees that all such records prepared or maintained by

ADS relating to the services to be performed by ADS hereunder are the property of the Fund and will be preserved, maintained and made available in accordance with such Section and Rules, and will be surrendered promptly to the Fund on and in accordance with its request (including any necessary instructions on how to access such information).

     6.04 ADS and the Fund agree that all books, records, information and data pertaining to the business of the Fund, the Adviser or ADS which are exchanged or received pursuant to the negotiation or the carrying out of this Agreement shall remain confidential, and shall not be voluntarily disclosed to any other person, except as may be required by law.

     6.05 In case of any requests or demands for the inspection of the Shareholder records of the Fund, ADS will endeavor to notify the Fund and to secure instructions from an authorized officer of the Fund as to such inspection. ADS reserves the right, however, to exhibit the Shareholder records to any person whenever it is advised by its counsel that it may be held liable for the failure to exhibit the Shareholder records to such person, and shall promptly notify the Fund of any unusual request to inspect or copy the shareholder records of the Fund or the receipt of any other unusual request to inspect, copy or produce the records of the Fund.

SECTION 7. EFFECTIVENESS, DURATION, AND TERMINATION

     7.01 This Agreement shall become effective on the date first above written.

     7.02 This Agreement shall remain in effect for a period of three (3) years from the date of its effectiveness (the "Initial Term") and shall continue in effect for successive twelve-month periods; provided that such continuance is specifically approved at least annually by the Board of Directors of the Fund (the "Board") and by a majority of the Directors who are not parties to this Agreement or interested persons of any such party.

     7.03 After the Initial Term, this Agreement may be terminated at anytime
(i) by the Board on 90 days' written notice to ADS or (ii) by ADS on 90 days' written notice to the Fund. The obligations of Sections 2 and 5 shall survive any termination of this Agreement

     7.04 Should the Fund exercise its right to terminate, all reasonable out-of-pocket expenses associated with the movement of records and material will be borne by the Fund which shall not exceed $100,000 in the aggregate.

8.   ASSIGNMENT

     8.01 Neither this Agreement nor any rights or obligations hereunder may be assigned by either party without the written consent of the other party.

     8.02 This Agreement shall inure to the benefit of and be binding upon the parties and their respective permitted successors and assigns.

9.   AMENDMENT

     9.01 This Agreement may be amended or modified by a written agreement executed by both parties and authorized or approved by a resolution of the Board of Directors of the Fund.




10.  NEW YORK LAWS TO APPLY

     10.01 The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York (excluding principles of conflict of laws) as at the time in effect and the applicable provisions of the 1940 Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

11.  MERGER OF AGREEMENT

     11.01 This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof whether oral or written.

12.  NOTICES.

     All notices and other communications hereunder shall be in writing, shall be deemed to have been given when received or when sent by telex or facsimile, and shall be given to the following addresses (or such other addresses as to which notice is given):

To the Adviser:                              To ADS:
      Privateer Asset Management Inc.             American Data Services, Inc.
      372 Central Park West, Suite 9M             150 Motor Parkway, Suite 900
      New York, NY 10025                          Hauppauge, NY  11788
      Attn:  Aaron Brown                          Attn:  Michael Miola

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

PRIVATEER ASSET MANAGEMENT, INC.                AMERICAN DATA SERVICES, INC.

        By:                                         By:
          -----------------------------                -------------------------
            Aaron Brown, President                     Michael Miola, President

                                  FEE SCHEDULE

     For the services rendered by ADS in its capacity as transfer agent, the Adviser shall pay ADS, within ten (10) days after receipt of an invoice from ADS at the beginning of each month, a fee, calculated as a combination of account maintenance charges plus transaction charges as follows:

(a) ACCOUNT MAINTENANCE CHARGE:
The Greater of (No prorating for partial months):

(1)  Minimum maintenance charge per portfolio/class $1,000.00/ month

                                       OR,

(2) Based upon the total of all open/closed accounts (1) per portfolio/class upon the following annual rates (billed monthly):

FUND TYPE:


Dividend calculated and
 paid annually, semi-annually, quarterly.................. $ 9.00 per account
Dividend calculated and paid monthly...................... $12.00 per account
Dividend accrued daily and paid monthly .................. $16.00 per account

Closed accounts ................. $  2.00 per account (2)

(1) All accounts closed during a month will be considered as open accounts for billing purposes in the month the account is closed.

(2) Closed accounts remain on the shareholder files until all 1099's and 5498's have been distributed to the shareholders and send via mag-media to the IRS.

                                      PLUS,

 (b) TRANSACTION FEES:

Trade Entry (purchase/liquidation) and maintenance transactions ...............     $ 1.50 each

 New account set-up ...........................................................     $ 3.00 each

Customer service calls ........................................................     $ 1.50 each

Correspondence/ information requests ..........................................     $ 1.75 each

Check preparation .............................................................     $  .50 each

Liquidation's paid by wire transfer ...........................................     $ 3.00 each

ACH charge ....................................................................     $  .45 each

SWP ............................................................................    $ 1.00 each


(c) 24 HOUR AUTOMATED VOICE RESPONSE:

Initial set-up (one-time) charge per portfolio - $750.00

Monthly maintenance charge per portfolio - $50.00

All calls processed through automated voice response will be billed as a customer service call listed above.

(d) FUND/SERV

All portfolios processed through Fund/SERV will be subject to an additional monthly charge of $250.00

All transactions processed through Fund/SERV will be billed at the transaction fee rates listed in (b) above.

(e) INTERNET ACCESS:

Each shareholder/adviser/broker hit billed at $0.25 per hit.

                                  FEE INCREASES

On each annual anniversary date of this Agreement, the fees enumerated above will be increased by the change in the Consumer Price Index for the Northeast region (CPI) for the twelve-month period ending with the month preceding such annual anniversary date.

(f) IRA PLAN FEES:

The following fees will be charged directly to the shareholder account:

Annual maintenance fee .........................................      $15.00 /account *

Incoming transfer from prior custodian ........................       $12.00

Distribution to a participant ..................................      $15.00

Refund of excess contribution ..................................      $15.00

Transfer to successor custodian ................................      $15.00

Automatic periodic distributions ...............................      $15.00/year per account

* Includes $8.00 Bank Custody Fee.

(g) EXPENSES:

     The Fund shall reimburse ADS for any out-of-pocket expenses, exclusive of salaries, advanced by ADS in connection with but not limited to the costs for printing fund documents, (i.e. printing of confirmation forms, shareholder statements, redemption/dividend checks, envelopes, financial statements, proxy statement, Prospectus, etc.) proxy solicitation and mailing expenses, travel requested by the Fund, telephone toll charges, 800-line costs and fees, facsimile and data transmission costs, stationery and supplies (related to Fund records), record storage, postage (plus a $0.085 service charge for all mailings), pro-rata portion of annual SAS-70 audit letter, telex and courier charges incurred in connection with the performance of its duties hereunder. ADS shall provide the Fund with a monthly invoice of such expenses and the Fund shall reimburse ADS within fifteen (15) days after receipt thereof.

(h) SPECIAL REPORTS:

     All reports and/or analyses requested by the Fund that are not included in the fee schedule, shall be subject to an additional charge, agreed upon in advance, based upon the following rates:

                       Labor:
                         Senior staff - $150.00/hr.
                         Junior staff - $ 75.00/hr.
                         Computer time - $45.00/hr.

(i) SERVICE DEPOSIT:

            The Fund will remit to ADS upon execution of this Agreement a security deposit of equal to one (1) month's shareholder service fee. The service deposit computation will be based either on the total number of shareholder accounts (open and closed) of each portfolio to be serviced or the minimum fee, whichever is greater, as of the execution date of this Agreement. The Fund will have the option to have the security deposit applied to the last month's service fee, or applied to any new contract between the Fund and ADS.

However, if the Fund elects or is forced to terminate this Agreement for any reason what-so-ever other than a material breach by ADS (including, but not limited to, the voluntary or involuntary termination of the Fund, liquidation of the Fund's assets, the sale or merger of the Fund or it's assets to any successor entity) prior to the termination date of this Agreement as specified in Paragraph 7 of this Agreement, the Fund will forfeit the Security Deposit paid to ADS upon execution of this Agreement.

(j) CONVERSION CHARGE: (EXISTING FUNDS ONLY, NEW FUNDS PLEASE IGNORE)

     There will be a charge to convert the Fund's shareholder accounting records on to the ADS stock transfer system. In addition, ADS will be reimbursed for all out-of-pocket expenses, enumerated in paragraph (b) above and data media conversion costs, incurred during the conversion process.

            The conversion charge will be estimated and agreed upon in advance by the Fund and ADS. The charge will be based upon the quantity of records to be converted and the condition of the previous service agent's records.

                                   SCHEDULE A

                 PORTFOLIOS TO BE SERVICED UNDER THIS AGREEMENT:

                       The Allied Owners Action Fund Inc.

                                                                       EXHIBIT I

     December ___, 1999

The Allied Owners Action Fund, Inc.
372 Central Park West, Suite 9M
New York, New York 10025

Attn: Mr. Aaron Brown, President

Dear Mr. Brown:

     We have acted as counsel for The Allied Owners Action Fund, Inc., a corporation organized under the laws of the State of Maryland (the "Fund"), in connection with the organization of the Fund and its registration as an open-end investment company under the Investment Company Act of 1940, as amended. This opinion is being furnished in connection with the registration of an indefinite number of shares of common stock, par value $.001 per share, of the Fund (the "Shares") under the Securities Act of 1933, as amended, which registration is being effected pursuant to a registration statement of Form N-1A (File1 No. 811-09551; 333-85367), as amended (the "Registration Statement").

     As counsel for the Fund, we are familiar with the proceedings taken by it in connection with the authorization, issuance and sale of the Shares. In addition, we have examined and are familiar with the Articles of Incorporation of the Fund, as amended, the By-Laws of the Fund and such other documents as we have deemed relevant to the matters referred to in this opinion.

     Based upon the foregoing, we are of the opinion that the Shares, upon issuance and sale in the manner referred to in the Registration Statement for consideration not less than the par value thereof, will be legally issued, fully paid and non-assessable shares of common stock of the Fund.

     We hereby consent to the filing of this opinion as an exhibit to the Registration Statement.

                                                  Very truly yours,

FRIEDMAN SIEGELBAUM LLP

                                                                       EXHIBIT J

                                       N/A

                                                                       EXHIBIT K

                                       N/A

                                                                       EXHIBIT L

                            Sponsor Funding Agreement

     Whereas the undersigned are sponsors of The Allied Owners Action Fund Inc. (the "Fund"); and

     Whereas they wish to set forth the terms of their initial investment in the Fund in accordance with section 14 of the Investment Company Act of 1940, as amended;

     Now therefore they agree as follows:

     1. Upon the effective date of registration of the Fund, Stoller shall invest $1 million in the Fund before any subscriptions are accepted by the Fund. Brown has not committed to any investment therein but reserves the right to invest with Stoller or subsequently.

     2. Neither Brown nor Stoller has a present intent to redeem the common stock of the Fund to be owned by either of them. Their investment in the Fund shall be made for investment purposes only.

     The parties have executed and delivered this agreement on the date set forth below.

Dated:
                                    ----------------------------------------
                                    Aaron C. Brown


December 10, 1999
                                    ----------------------------------------
                                    Martin Stoller

                                                                       EXHIBIT M

          The Allied Owners Action Fund Inc. Self-Distribution Plan dated the date set forth on the signature page adopted on such date in accordance with Rule 12b-1(b) promulgated pursuant to section 12 of the Investment Company Act of 1940, as amended (the "1940 Act"), by unanimous vote cast in person of the directors of such Fund, a Maryland corporation (the "Fund"), at a meeting of the Fund's board of directors (the "Board") called for the purpose of voting on this Plan. This Plan has also been approved by vote of a majority of the outstanding voting securities of the Fund.

     1. This Plan shall continue in effect for a period of one year from the date hereof. Thereafter, this Plan and any related agreement shall continue only if such continuation is approved by the Board upon a vote cast in person at a meeting called for the purpose of voting thereon and any such related agreement.

     2. Any person authorized to direct the disposition of amounts paid or payable by the Fund pursuant to this Plan or any related agreement shall provide to the Board and the Board shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

     3. This Plan may be terminated at any time by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund.

     4. Any agreement related to the Plan shall contain a provision (a) permitting it to be terminated at any time, without payment of any penalty, by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund on not more than 60 days' written notice to the other party or parties thereto and (b) whereby it is terminated automatically in the event of its assignment.

     5. This Plan may not be amended to increase materially the amount to be spent for distribution of Fund securities without the approval of a majority of the outstanding voting securities of the Fund. All material amendments to this Plan must be approved by the Board.

     6. This Plan shall be implemented and continued in a manner consistent with each of the following provisions:

          (a) The Fund's disinterested directors (as defined in section 9) shall nominate and select replacement and additional directors of the Fund.

          (b) In considering whether the Fund should continue this Plan the Board shall request and evaluate, and any person who is a party to any agreement related to this Plan shall have a duty to furnish, such information as may reasonably be necessary to an informed determination whether this Plan should be continued, and in connection therewith the Board shall consider and give appropriate weight to all pertinent factors including (i) the need for independent counsel or experts to assist the Board, (ii) the nature of the problems or circumstances that purportedly make implementation or continuation of this Plan necessary or appropriate,
     (iii) the causes of such problems or circumstances, (iv) how this Plan would address such problems or circumstances and how it would be expected to alleviate them, (v) the merits of possible alternative plans, (vi) the interrelationship between this Plan and the activities of other persons who finance or have financed distribution of Fund shares including whether payments by the Fund to such other persons would constitute the indirect financing of self distribution of Fund shares, (vii) the possible benefits of this Plan to any other person relative to those expected to inure to the Fund, (viii) the effect of this Plan on existing and future shareholders and (ix) whether this Plan will produce the anticipated benefits for the Fund and its shareholders. Minutes of the Board describing the factors considered and the basis for the decision to use Fund assets for distribution shall be made and retained in accordance with subsection c provided that the Fund may continue this Plan only if the Board concludes, in the exercise of reasonable business judgment and in light of the fiduciary duties of the directors thereof under state law and under section 36(a) and (b) of the 1940 Act, that there is a reasonable likelihood that this Plan will benefit the Fund and its shareholders.

          (c) The Fund shall retain in an easily accessible place copies of this Plan and any amendments thereto, and any agreement or report related thereto, at least six years from the date of such document.

     7. Privateer Asset Management Inc. ("Privateer") will distribute the Fund's securities without retaining an outside underwriter. Privateer shall absorb, including out of its 1% management fee, all self-distribution costs. The self-distribution activities contemplated are expected to include public relations and, as the need arises, print and radio media, although no direct marketing efforts along such lines are intended initially. No special sales force is contemplated. No brokers/dealers will be paid to place Fund shares.

     8. Agreements to be entered into by the Fund in relation to this Plan shall be approved by the board of directors, including a majority of the disinterested directors of the Fund.

     9. References herein to a required vote or determination by the Board shall mean the affirmative majority votes of both the Board's members and the group comprising the disinterested members thereof, the latter defined as members of the Board who have no direct or indirect financial interest in the operation of the Plan or in any agreement related thereto, and additionally who are not "interested persons" with respect to the Fund as defined in section 2(19)(A) of the 1940 Act.

     10. The Board and the proper officers of the Fund are authorized to do each such act and to execute and file each such document that is necessary or appropriate to implement this Plan or the transactions contemplated hereby.

Dated:                                     The Allied Owners Action Fund Inc.

July __, 1999                              by
                                             ----------------------------------
                                                Aaron C. Brown, President

                            Certificate of Secretary

                                       of

                       The Allied Owners Action Fund, Inc.

     The undersigned secretary of the above-captioned fund (the "Fund"), duly sworn, hereby certifies that the Fund's Self-Distribution Plan of which this certificate is a part was adopted by the board of directors of the Fund pursuant to Rule 12b-1(b) promulgated pursuant to section 12 of the Investment Company Act of 1940, as amended, and in compliance therewith.

Dated:

July ___, 1999                                  -------------------------

                                                                       EXHIBIT N


                                       N/A

                                                                       EXHIBIT O


                                       N/A

24. Persons Controlled by or Common Control With the Fund

    The Fund does not control any other person. The Fund, however, is under common control with other entities. The director/president/selection manager (Aaron Brown) and secretary (Martin Stoller) of the Fund collectively own at present 100% each of affiliate Privateer and affiliate eRaider (both of which are Delaware corporations). Ms Pastor will be employed by Privateer and (since she is married to Mr. Brown) may be deemed have beneficial ownership of Privateer and eRaider. She denies such beneficial ownership.


25. Indemnification


    Section 2-418 of the General Corporation Law of Maryland authorizes the Fund to indemnify its directors and officers under specified circumstances. Section (4) of Article V of the Articles of Incorporation of the Fund (Exhibit A to the registration statement) and Section 6.01 of Article VI of the By-laws of the Fund (Exhibit B to the registration statement) provide that the Fund shall provide certain indemnification to its directors and officers. In accordance with section 17(h) of the 1940 Act, this provision of the by-laws may not protect any person against any liability to the Fund or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.


26. Business and other Connections of the Investment Adviser

    The investment adviser (Privateer) does not engage and has not engaged in any other business, profession, vocation or employment. Within the last two years the directors and officers of Privateer have engaged in the following business, professions, vocations or employment:


        NAME            POSITION HELD WITH FUND  SUBSTANTIAL BUSINESS
                                                 DURING PAST TWO YEARS
   ------------------- ----------------------- ---------------------------

   Aaron Brown         Director, President,    Instructor of  Finance,
                       Selection Manager for   Yeshiva University,
                       Fund; employed by       500 West 185th Street
                       Privateer               New York, NY 10033;
                                               private investment manager
                                               with Ms Pastor



   John Capela         Director                Professor of Management
                                               at Sy Syms School of
                                               Business, Yeshiva
                                               University,
                                               500 West 185th Street
                                               New York, NY 10033


   Anne Miller         Director                President of Oryx
                                               Group
                                               114 West Franklin Avenue
                                               Pennington, NJ  08534


   Deborah Pastor      Vice President,         Private investment manager
                       Portfolio Manager for   with Mr. Brown, 215 West
                       Fund;                   91st Street, #112
                       employed by Privateer   New York, NY 10024



   Rita Robbins        Director                Sales & Marketing Manager,
                                               Washington Square
                                               Securities, Inc.,
                                               1600 Broadway # 706
                                               New York, NY 10019



   Martin Stoller      Secretary               Clinical Full Professor
                                               of Communication,
                                               Kellogg School of
                                               Management, Northwestern
                                               University 633 Clark
                                               Street,
                                               Evanston, IL 60208

   Paul Zarowin        Director                Assistant Professor of
                                               Accounting, Stern
                                               School of Business, New
                                               York
                                               University, 44 West 4th
                                               Street, New York, NY 10012


27.  Principal Underwriters

     N/A

28.  Location of Accounts and Records


     Privateer will maintain possession of all documents and records required by section 31(a) of the 1940 Act at its offices located at 372 Central Park West, 9th floor, Room M, New York New York 10025, except that documents and records relating to administrative, blue-sky, fund accounting and stock transfer services will be maintained by the Fund's transfer and dividend agent, American Data Services, Inc., The Hauppauge Corporate Center, 150 Motor Parkway, Hauppauge, New York 11788, and certain documents and records relating to Fund assets will be maintained by the Fund's custodian, Union Bank of California, N.A., 350 California St., San Francisco, CA 94104. To the extent required by
Section 31 of the 1940 Act, and agreement between the parties, records maintained by ADS and Union Bank in connection with the services rendered by them to the Fund are the property of the Fund and will be preserved and made available in accordance with applicable law and are required to be surrendered promptly to the Fund upon request.


29.  Management Services

     N/A

30.  Undertakings


     The Fund will file an amendment to this registration statement with certified financials showing initial capital received before accepting subscriptions from more than 25 persons.

                                    SIGNATURE

     Pursuant to the requirements of the 1940 Act, the Fund has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized in the City of New York and State of New York on the 9th day of December, 1999.

                                        THE ALLIED OWNERS ACTION FUND, INC.

                                        By: /s/ Aaron C. Brown
                                            ---------------------------
                                            Aaron C. Brown, President

    Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following person in the capacity and on the date indicated.


Aaron C. Brown, President                               12/9/99
-------------------------                               --------
Aaron C. Brown, President                                 Date